UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             HENDERSON GLOBAL FUNDS
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                 Copy to:

      CHRISTOPHER K. YARBROUGH                     CATHY G. O'KELLY
737 NORTH MICHIGAN AVENUE, SUITE 1700     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
       CHICAGO, ILLINOIS 60611                 222 NORTH LASALLE STREET
                                                CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31, 2007

Date of reporting period:  July 31, 2007

Item 1:  Report to Shareholders.


LOGO: HENDERSON GLOBAL INVESTORS

                                                          HENDERSON GLOBAL FUNDS

ANNUAL REPORT
JULY 31, 2007

EUROPEAN FOCUS FUND
GLOBAL EQUITY INCOME FUND
GLOBAL OPPORTUNITIES FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND
JAPAN-ASIA FOCUS FUND
US FOCUS FUND
WORLDWIDE INCOME FUND

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS ......................................................  1
EUROPEAN FOCUS FUND
Commentary ..................................................................  2
Performance summary .........................................................  3
GLOBAL EQUITY INCOME FUND
Commentary ..................................................................  4
Performance summary .........................................................  5
GLOBAL OPPORTUNITIES FUND
Commentary ..................................................................  6
Performance summary .........................................................  7
GLOBAL TECHNOLOGY FUND
Commentary ..................................................................  8
Performance summary .........................................................  9
INTERNATIONAL OPPORTUNITIES FUND
Commentary .................................................................. 10
Performance summary ......................................................... 11
JAPAN-ASIA FOCUS FUND
Commentary .................................................................. 12
Performance summary ......................................................... 13
US FOCUS FUND
Commentary .................................................................. 14
Performance summary ......................................................... 15
WORLDWIDE INCOME FUND
Commentary .................................................................. 16
Performance summary ......................................................... 17
PORTFOLIOS OF INVESTMENTS ................................................... 18
STATEMENT OF ASSETS AND LIABILITIES ......................................... 42
STATEMENT OF OPERATIONS ..................................................... 44
STATEMENTS OF CHANGES IN NET ASSETS ......................................... 46
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY .............................. 54
FINANCIAL HIGHLIGHTS ........................................................ 62
NOTES TO FINANCIAL STATEMENTS ............................................... 70
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................... 79
OTHER INFORMATION ........................................................... 81
TRUSTEES AND OFFICERS ....................................................... 86

THERE ARE RISKS OF INVESTING IN FUNDS LIKE THE EUROPEAN FOCUS, GLOBAL EQUITY INCOME, GLOBAL OPPORTUNITIES, GLOBAL TECHNOLOGY, INTERNATIONAL OPPORTUNITIES, JAPAN-ASIA FOCUS AND WORLDWIDE INCOME FUNDS THAT INVEST IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. In addition, the Global Equity Income Fund, Global Opportunities Fund, and Japan-Asia Focus Fund are non-diversified, meaning they may invest in a limited geographic area or in a small number of issuers. As such, investing in these Funds may involve greater risk and volatility than investing in a more diversified fund. The European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income Funds may also invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies.

The Global Technology Fund's returns may be considerably more volatile than a fund that does not invest in technology companies, because technology companies may react similarly to certain market pressures and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology.

There are risks of investing in funds similar to the Worldwide Income Fund that invest in high yield securities. High yield, lower rated bonds involve a greater degree of risk than investment grade bonds in return for higher yield potential. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. In addition, the Worldwide Income Fund is subject to interest rate risk, which is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates.

The views in this report were those of the Fund managers as of July 31, 2007, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                          LETTER TO SHAREHOLDERS

Dear fellow shareholder,


We are pleased to provide the annual report for the Henderson Global Funds, which covers the year ended July 31, 2007.

Global economies continued to strengthen over the past year, as strong growth in emerging markets boosted global growth to a 35-year high. Unemployment in the Euro zone fell to a new low of 7.0% in July (records began in 1993), and the economy continues to exhibit strong growth. In Japan, unemployment dropped to 3.7% in June, its lowest rate since early 1998, amid relatively robust business sentiment. China's economy continues to boom, with both the Hang Seng and the Singapore Straits Times Indexes reaching record highs. Real gross domestic product (GDP) in China increased by almost 12% over the one-year period through June 30, retail sales growth picked up from already high levels, and industrial production remained strong. In the US, both the Dow Jones Industrial Average and the S&P 500 Index hit record highs in July. Meanwhile, globalization is helping to keep wage demands moderate in developed economies, holding back inflation pressures.

However, a mix of fears over credit markets, continued woes in the US housing market, and generally overbought conditions led to a flight to quality in bond markets in July. This bond market volatility and subsequent equity market sell-off has reignited concerns about the impact of weakness in the US sub-prime mortgage market. However, we believe that as long as US corporate profit growth does not disappoint expectations and economic dataflow remains positive, markets should keep improving despite ongoing stress in US housing and global credit markets.

Looking forward, our view is that global equity markets should continue to be supported by what we perceive to be a favorable macro-economic backdrop, generally low inflation and good, if slowing, earnings growth. Additionally, we believe corporate buy-backs and private equity buyouts are likely to keep demand for equities strong. Japanese equities have lagged other markets and could benefit most from an upturn in sentiment about the global economic cycle. European equities should benefit from the surprisingly good economic performance of the Euro-area, buoyant mergers and acquisitions activity and continued restructuring.

At Henderson, we remain focused on seeking out exciting investment opportunities around the world and bringing them to our shareholders' portfolios. We have maintained our flexible bottom-up stock picking methodology which utilizes our local market insight to uncover investments which others may overlook. This is what we refer to as "The Henderson Difference," and we look forward to serving your financial needs with our differentiated products in the years to come.

/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

EUROPEAN FOCUS FUND

After a weak summer period, Continental European equity markets bounced back in August. We believe the new found optimism was a result of an end to the US interest rate tightening cycle and a broadly encouraging earnings season.

Markets continued their positive trend for much of the period buoyed by a re-acceleration of global merger and acquisition volumes as well as strong consumer confidence and business sentiment survey results. The strong run was punctuated by a correction in February which was blamed on volatility in the local Chinese market and concerns over the US housing market.

At the end of the period, European markets corrected sharply again. US sub-prime mortgage woes and concerns that a credit crunch would herald the end of the European private equity boom caused the sell-off.

US dollar weakness was an important feature of the period, with the euro exchange rate moving from US$1.27 to US$1.37 over the year. This can be explained by the European Commission raising its forecast for economic growth, the market seeing a decoupling from the US, and the divergence in US Federal Reserve and European Central Bank policy. The Fund benefitted from US$ weakness as it was unhedged over the year.

Over the period, the European Focus Fund returned 36.52% (Class A shares at NAV) versus the benchmark, the MSCI Europe Index, which posted a return of 28.28%.

The standout performer during the period was Tradedoubler, a Swedish online advertising company and the dominant provider of affiliate marketing in Europe. The company had a good run thanks to strong results and rumors of a takeover approach by AOL. The bid materialized in January, with AOL offering a 20% premium. Temenos Group, the Swiss banking software company, was also up strongly. The company posted quarterly results which were considerably ahead of market expectations. Guidance was also positive, suggesting significant upside to margins.

The Fund's holdings in the Materials sector performed well. Rhodia, France's largest manufacturer of specialty chemicals, performed well thanks to a positive preannouncement and favorable market reaction to the announced sale of its non-core Silicones business.

The Fund's holdings in the Consumer Discretionary sector had a negative effect on performance. Higher interest rates and disappointing summer weather in the UK has hurt retail sales and the Fund's holdings in department store Debenhams and sportswear retailer Sports Direct International were down as a result.

One of the Fund's largest holdings, National Bank of Greece, also posted strong returns. The stock was sold off sharply by the overall market in June following the company's announcement of a Turkish acquisition. We felt the market reaction was unduly harsh and felt this represented an excellent entry point into a stock we had been monitoring for some time. During the reporting period, the company announced results that were ahead of consensus, thanks largely to strength in its home market.

After several years of ample liquidity and low bond yields, the sub-prime market issues have caused concerns that global credit will no longer be as cheap or easy to obtain as in the recent past. However, we believe valuations generally remain reasonable and many company results robust. There have been fewer upgrades this year, but this is more due to currency moves and interest rate rises than underlying demand. In this environment, we believe astute stock picking is vital.


-----------------------------------------------
     EUROPEAN FOCUS FUND
     TOP 10 LONG-TERM HOLDINGS

                                AS A PERCENTAGE
     SECURITY                   OF NET ASSETS
-----------------------------------------------
     CENTAMIN EGYPT, LTD.               2.5%
     OAO GAZPROM                        2.3
     LUNDIN MINING CORP.                2.3
     KAZAKHMYS PLC                      2.2
     TEMENOS GROUP AG                   2.2
     ARCELOR MITTAL                     2.2
     MARFIN INVESTMENT
      GROUP S.A.                        2.0
     GERRESHEIMER AG                    2.0
     KINGDOM HOTEL
      INVESTMENTS                       2.0
     NATIONAL BANK OF
      GREECE S.A.                       1.9
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United Kingdom                       24.9%
Germany                              12.0
Netherlands                           8.7
Switzerland                           8.1
Greece                                6.8
France                                4.1
Other                                35.4

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Materials                            23.7%
Financials                           21.9
Industrials                          15.0
Energy                               14.3
Consumer Discretionary                5.6
Information Technology                5.4
Other                                14.1


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
             European Focus Fund      European Focus Fund         MSCI Europe
             Class A w/out sales          Class A w/sales             Index -
                charge - $50,096         charge - $47,215             $22,380
8/31/01                    10000                     9425               10000
                            9910                     9340.18             9002.2
                           10960                    10329.8              9287.66
                           12120                    11423.1              9660.65
                           12250                    11545.6              9908.16
1/31/02                    12110                    11413.7              9391.45
                           12450                    11734.1              9389.85
                           12980                    12233.6              9901.69
                           13080                    12327.9              9834.36
                           13280                    12516.4              9816.17
                           12850                    12111.1              9479.47
7/31/02                    11610                    10942.4              8425.73
                           11890                    11206.3              8426.24
                           10610                     9999.93             7317.94
                           11580                    10914.1              8025.65
                           12520                    11800.1              8419.87
                           12523.9                  11803.8              8115.41
1/31/03                    12353                    11642.7              7732.28
                           11890.6                  11206.9              7480.21
                           11699.7                  11026.9              7372.5
                           13468.7                  12694.2              8378.84
                           14664.8                  13821.6              8931.84
                           15006.5                  14143.7              9023.84
7/31/03                    15549.3                  14655.2              9208.83
                           16142.3                  15214.1              9193.18
                           16785.6                  15820.4              9380.72
                           17820.9                  16796.2             10009.2
                           18649.5                  17577.2             10435.6
                           20276.7                  19110.8             11292.4
1/31/04                    21819.4                  20564.8             11425.6
                           23267                    21929.1             11761.5
                           22696.4                  21391.4             11398.1
                           22685.8                  21381.4             11317.2
                           22485.1                  21192.2             11494.9
                           23298.7                  21959               11675.3
7/31/04                    22062.4                  20793.8             11355.4
                           21903.9                  20644.5             11364.5
                           23193                    21859.4             11820.2
                           24165.1                  22775.6             12248.1
                           26071.8                  24572.6             13149.6
                           27900.5                  26296.2             13707.1
1/31/05                    28252.2                  26627.7             13454.9
                           29858.3                  28141.4             14130.4
                           29283.8                  27600               13778.5
                           28006                    26395.7             13450.6
                           26822                    25279.8             13517.8
                           27935.7                  26329.4             13709.8
7/31/05                    29659                    27953.6             14211.2
                           30714                    28948               14425.8
                           30725.8                  28959               14776.3
                           29483.1                  27787.8             14312.4
                           30420.3                  28671.1             14559.1
                           31857.5                  30025.7             15073.6
1/31/06                    34457.1                  32475.8             16061.4
                           35194.5                  33170.8             16071.7
                           36531.8                  34431.2             16703.3
                           39443.9                  37175.8             17575.2
                           37281.7                  35138               17120
                           36744.3                  34631.5             17183.4
7/31/06                    36694.3                  34584.4             17448
                           37856.6                  35679.8             18002.9
                           38144.1                  35950.8             18157.7
                           40343.7                  38024               18938.5
                           42593.4                  40144.2             19616.5
                           44821.2                  42244               20246.2
                           45538                    42919.6             20367.6
                           45808.5                  43174.5             20294.3
                           47742.6                  44997.3             21039.1
                           49811.8                  46947.7             22425.6
                           50718                    47801.7             22860.6
                           50907.3                  47980.2             22865.2
7/31/07                    50095.9                  47215.3             22380.5

TOTAL RETURNS AS OF JULY 31, 2007
                                                                                                              SINCE
                                      NASDAQ                       ONE          THREE           FIVE        INCEPTION
AT NAV                                SYMBOL         CLASS         YEAR         YEARS*         YEARS*      (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEAX         Class A         36.52%        31.44%         33.97%         31.30%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEBX         Class B         35.47         30.48          32.98          30.34
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFECX         Class C         35.52         30.48          33.00          30.34
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                        Class A         28.68%        28.87%         32.38%         29.99%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                        Class B         31.47         29.89          32.91          30.34
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                        Class C         35.52         30.48          33.00          30.34
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                                    28.28%        25.38%         21.58%         14.59%
------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.64%, 2.39%, and 2.39% respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A, B, and C shares are 1.53%, 2.28% and 2.28% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL EQUITY INCOME FUND

The Global Equity Income Fund was successfully launched on November 30, 2006. During its inaugural month, we concentrated on opening positions that would seek maximization of income within the first six months of 2007. The Fund performed well as equity markets rallied, driven by buoyant markets across Europe, the Far East, and the US. Equity markets across the globe experienced a correction at the end of February, but we believe they recovered strongly driven by continued corporate activity and a return of investor confidence. During the next few months, markets began to rise again, but in June the trend reversed due to the threat of further interest rate increases and issues in the sub-prime lending market in the US. UK equities tested seven year highs in mid-July, but fell back sharply toward month end with the FTSE 100 Index sustaining its largest one day percentage decline in four years. This sell off was triggered by events in the US and concerns that tighter credit conditions would derail the mergers and acquisitions boom that had been sustaining share prices. For the period, the Fund returned 10.68% (Class A shares at NAV) versus the benchmark, the MSCI World Index, which posted a return of 9.29%.

The Fund was heavily invested in US companies at the beginning of the period, as US companies historically pay higher dividends in the early part of the year. Positions were opened in food and tobacco company Altria Group, pharmaceutical companies Merck and Pfizer, utility company Progress Energy, and financial services conglomerates Bank of America and Citigroup. A number of Asian companies also go ex-dividend at this time, so we opened positions in Daelim Industrial, Singapore Telecommunications, and Hang Seng Bank.

As we sought to take advantage of the relative strength of the dividend income streams offered in different geographical markets, we began to reduce our exposure to the US and Asia and added positions in the UK and Continental Europe. Several companies held, such as British American Tobacco and Royal Bank of Scotland Group, announced higher than expected dividend growth, which gave a clear indication that management teams were willing to share cash flow with investors. New positions in Europe included Deutsche Bank and France Telecom.

During March, April and May we reduced holdings in companies that had gone ex-dividend, mainly in UK and Scandinavia, and increased exposure to Continental Europe and the Far East. We continued to favor the growth of Asian profits and we increased our weighting to the region, to include Hong Kong, China, Taiwan, and Singapore. CNOOC, China's largest offshore oil producer, was one of the Fund's top contributors.

For the period, the Asia-Pacific region was the largest contributor to performance, and Industrials was the best performing sector. We were underweight the benchmark in the US region, which only ended up hurting performance slightly. Financials was the worst performing sector, as many companies were affected by the sell-off in late July.

While volatility of equity prices around the world appears to be increasing, we believe many companies are still producing strong earnings results and record cash flows which should present us with good investment opportunities. We expect to maintain reasonable cash balances seeking to capitalize on current market volatility while maintaining an overall defensive nature to portfolio stock selection. We have materially reduced exposure to financial stocks in recent months and prefer Telecom and Industrials, as their earnings look to be relatively stable.

The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. The index was developed with a base level of 1000 as of January 3, 1984. One cannot invest directly in an index.


---------------------------------------------
  GLOBAL EQUITY INCOME FUND
  TOP 10 LONG-TERM HOLDINGS

                              AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
---------------------------------------------
  U-MING MARINE
      TRANSPORT CORP.               3.5%
  VODAFONE GROUP PLC                3.2
  LLOYDS TSB GROUP PLC              3.0
  ENI SPA                           2.9
  DIAGEO PLC                        2.8
  SCOTTISH &
      SOUTHERN ENERGY PLC           2.7
  NORTHUMBRIAN
      WATER GROUP PLC               2.6
  BARCLAYS PLC                      2.5
  ING GROEP N.V.                    2.5
  ENEL SPA                          2.5
---------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL EQUITY INCOME FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United Kingdom                       50.8%
Taiwan                                9.4
Germany                               7.3
Italy                                 5.9
Greece                                5.1
France                                5.1
Other                                16.4

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                           22.8%
Telecommunication Service            19.1
Utilities                            15.4
Industrials                          13.9
Energy                                8.3
Consumer Staples                      6.2
Other                                14.3


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000

               Global Equity Income          MSCI World            Global Equity Income
                 Fund Class A w/out             Index -            Fund Class A w/sales
             sales charge - $11,068             $10,928                charge - $10,432
11/30/06                      10000               10000                            9425
12/31/06                      10230               10206                            9641.78
1/31/07                       10300               10328.5                          9707.75
2/28/07                       10250               10278.9                          9660.63
3/31/07                       10600               10471.1                          9990.5
4/30/07                       11120               10939.2                         10480.6
5/31/07                       11392.9             11256.4                         10737.8
6/30/07                       11313.1             11173.1                         10662.6
7/31/07                       11068.1             10928.4                         10431.7

TOTAL RETURNS AS OF JULY 31, 2007
                                                                                              SINCE
                                                                NASDAQ                      INCEPTION
AT NAV                                                          SYMBOL        CLASS        (11/30/06)
-------------------------------------------------------------------------------------------------------
Henderson Global Equity Fund                                     HFQAX       Class A           10.68%
-------------------------------------------------------------------------------------------------------
Henderson Global Equity Fund                                     HFQCX       Class C           10.11
-------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------------
Henderson Global Equity Fund                                                 Class A            4.32%
-------------------------------------------------------------------------------------------------------
Henderson Global Equity Fund                                                 Class C            9.11
-------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------
MSCI World Index                                                                                9.29%
-------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A and C shares are 2.76% and 3.51%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.40% and 2.15% for Class A and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from November 30, 2006 to July 31, 2007 for Class A and C shares are 1.40% and 2.15% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL OPPORTUNITIES FUND

The Global Opportunities Fund was successfully launched on November 30, 2006. Over the period the Fund returned 14.10% (Class A shares at NAV) versus the benchmark, the MSCI World Index, which posted a return of 9.29%. During the period, many global markets reached all-time highs. However, triggered by events in the US, where there were signs that the problems in the mortgage market were not confined to the sub-prime sector, these markets experienced volatility at the end of the period. Also, concerns that an impending credit crunch would abruptly halt the private equity boom unsettled many already skittish investors.

After a strong run between January and June, the US Equity-Fundamental sleeve of the Fund lost some ground as the period ended. Many of the positions had been strong performers, and we paid a price for previous success as some investors chose to lock in short term profits. We are still enthusiastic about the underlying fundamentals of the businesses the Fund owns and continue to hold positions.

The US Equity-Special Situations sleeve of the Fund had a positive close to the period aided by some holdings that historically have performed better in a down market. Specifically, Cablevision Systems traded well following management's bullish projections, and Laureate Education benefited from an increased offer from a private equity firm.

Higher interest rates and fall out from the US sub-prime loans trouble weighed on the Fund's European and UK holdings in both the Financials and Utilities sectors. However, we believe the underlying performance of these companies is far less sensitive to these influences than general market consensus presents. Strong results announcements may serve to confound the current bearish sentiment.

Japan significantly underperformed other international markets over the period. A small number of global cyclicals have driven performance since the start of the year. We believe that they look expensive, but favorable price and earnings momentum trends have kept investors interested. We believe earnings momentum will spread out to include the domestic stocks in the second half of the year. Valuations in Banks, Building and Construction are compelling.

China's economy continued to grow at a rapid pace despite efforts by policymakers to rein it in. The strength of the Asia-Pacific markets was also reflected in the performance of the more established exchanges, with the Hong Kong Hang Seng Index and the Australian ASX both recording all-time highs prior to the sell-off at the end of the period.

Technology continues to show strong performance trends, and we feel the Fund has capitalized on several opportunities the area has presented over the period. Technology sector strength is being driven by continued steady improvement in technology fundamentals, attractive valuation and increased recognition of the sector's relative appeal. The Global Technology sleeve of the Fund performed well driven by CommScope, EMC, Nokia Oyj, Parrot and Autodesk.

We believe equities still offer reasonable value on a medium term view, though this is contingent on the outlook for profits which despite their declining trend, continue to surprise on the upside. As long as the US economy continues to create jobs at the current pace and prices of essential items do not rise too quickly, any fears regarding consumption should remain in check. However, further potential fall-out from the sub-prime mortgage loan business in the US could have a slightly negative impact on the current situation, slowing down the pace of private equity deals.

The Australian ASX Index represents 500 of the largest companies listed on the Australian Stock Exchange. The Hang Seng Index is the major indicator of stock market performance in Hong Kong. The index is comprised of 33 companies with aggregate capitalization that represents 70% of total market capitalization of all eligible stocks listed on the Main Board of the Stock Exchange of Hong Kong. One cannot invest directly in an index.


     GLOBAL OPPORTUNITIES FUND
     TOP 10 LONG-TERM HOLDINGS

-----------------------------------------------
                                AS A PERCENTAGE
     SECURITY                   OF NET ASSETS
-----------------------------------------------
     BCE, INC.                         3.2%
     EFG EUROBANK ERGASIAS             3.0
     TELEFONICA S.A.                   2.3
     FRESENIUS AG                      2.3
     NINTENDO CO., LTD.                2.2
     SCHNEIDER ELECTRIC S.A.           2.2
     TELEFONICA 02 CZECH
      REPUBLIC A.S.                    2.2
     E.ON AG                           2.2
     ENI SPA                           2.2
     COMPAGNIE FINANCIERE
      RICHEMONT AG                     2.2
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL OPPORTUNITIES FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United States                        34.6%
Japan                                13.5
United Kingdom                        8.6
Canada                                6.9
Switzerland                           6.7
Germany                               5.3
Other                                24.4

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
FINANCIALS                           22.1%
INDUSTRIALS                          14.9
INFORMATION TECHNOLOGY               13.8
TELECOMMUNICATION SERVICE            11.8
CONSUMER DISCRETIONARY                8.7
CONSUMER STAPLES                      7.8
OTHER                                20.9

LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
         Global Opportunities Fund   MSCI World     Global Opportunities Fund
               Class A w/out sales      Index -               Class A w/sales
                  charge - $11,410      $10,928              charge - $10,754
11/30/06                     10000        10000                          9425
12/31/06                     10300        10206                          9707.75
1/31/07                      10430        10328.5                        9830.28
2/28/07                      10530        10278.9                        9924.53
3/31/07                      10720        10471.1                       10103.6
4/30/07                      11120        10939.2                       10480.6
5/31/07                      11700        11256.4                       11027.2
6/30/07                      11550        11173.1                       10885.9
7/31/07                      11410        10928.4                       10753.9

TOTAL RETURNS AS OF JULY 31, 2007
                                                                                              SINCE
                                                                NASDAQ                      INCEPTION
AT NAV                                                          SYMBOL        CLASS        (11/30/06)
-------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                              HFPAX       Class A           14.10%
-------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                              HFPCX       Class C           15.30
-------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                                          Class A            7.54%
-------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                                          Class C           14.30
-------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------
MSCI World Index                                                                                9.29%
-------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in its initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A and C shares are 3.44% and 4.19%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 1.95% and 2.70% for Class A and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from November 30, 2006 to July 31, 2007 for Class A and C shares are 1.95% and 2.70% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL TECHNOLOGY FUND

Technology stocks outperformed the wider market over the period. Having struggled in the market correction in July 2006, the sector surged after US interest rates were put on hold in August and investors' appetite for risk returned. The upward trend continued for most of the period as investors became more confident that the US economy was heading for a soft landing. However, the second half of July 2007 saw a sharp correction in markets in general, triggered by fears over credit markets and the US housing market. Over the period, the Global Technology Fund returned 34.78% (Class A shares at NAV) versus the benchmark, the MSCI AC World IT Index which posted a return of 29.36%.

The Fund's holdings in the Internet sector performed strongly. The standout performer in the space was online media company, aQuantive, which received an all-cash takeover offer from Microsoft at an 85% premium to the existing stock price. Although expensive, it looks like a good acquisition for Microsoft as it should improve competitiveness in its online business, an area where it has been struggling. Baidu.com, the Chinese internet company, also performed well thanks to strong growth and continued success in monetizing its user base which led to a series of broker upgrades. A new holding in the Fund is online travel agency, Priceline.com. We believe the market has underestimated the company's growth prospects in the fragmented European hotel market.

The Software sector had a negative effect, largely due to the performance of Citrix Systems, the remote access software company. The company's third quarter results were in-line with consensus, but weakness in its presentation server business concerned the market.

We have increased our exposure to the Communications Equipment sector by increasing our exposure to broadband equipment suppliers such as F5 Networks, Arris Group and CommScope. This theme has performed strongly, most notably CommScope, the speciality wire and cable company, due to solid quarterly results.

Within the Computers and Peripherals sector, our holdings in the storage space hurt performance as a result of negative newsflow. However, our exposure to the personal navigation device (PND) theme was able to offset this. Dutch PND manufacturer, TomTom, was a major contributor to returns. The company recently reported earnings 30% ahead of expectations and the share price soared as a result. The company also announced its intention to purchase another Fund holding, digital map provider, Tele Atlas. The offer represented a 30% premium and the shares were up as a result. A new position was initiated in Taiwanese notebook manufacturer, Compal Electronics. Our view is that the company is well positioned to benefit from the potential personal computer replacement cycle in 2007 and 2008 and is likely to take market share from rivals.

We increased our exposure to gaming-related names. We had avoided the segment for some time as we felt consumers would hold off purchases until next generation consoles were available. We initiated positions in Nintendo, whose Wii console launch was well received, and entertainment software names, UbiSoft Entertainment and Electronic Arts.

Our outlook for Global Technology markets for the second half of the year remains positive. We believe valuations are attractive and excess cash positions on many company balance sheets are drawing considerable interest from private equity buyers. Many companies' technology infrastructures have been starved of investment since the bursting of the bubble and we believe it will be increasingly difficult for corporate customers to continue this under-investment. On the consumer side, we believe innovative products such as the iPhone and YouTube are driving growth.

----------------------------------------------
     GLOBAL TECHNOLOGY FUND
     TOP 10 LONG-TERM HOLDINGS

                               AS A PERCENTAGE
     SECURITY                    OF NET ASSETS
----------------------------------------------
     NINTENDO CO., LTD.                 3.6%
     TOMTOM N.V.                        3.0
     INFINEON TECHNOLOGIES AG           3.0
     ANIXTER INTERNATIONAL, INC.        3.0
     CISCO SYSTEMS, INC.                2.8
     NOKIA OYJ                          2.8
     COMMSCOPE, INC.                    2.7
     APPLE, INC.                        2.6
     C-COR, INC.                        2.6
     NHN CORP.                          2.5
----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United States                        59.1%
France                                7.8
Netherlands                           6.3
Taiwan                                5.4
Japan                                 5.3
Germany                               4.7
Other                                11.4


PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF LONG-TERM INVESTMENTS)
Software                             20.3%
Communications Equipment             18.8
Semiconductors & Semi Equipment      18.1
Computers & Peripherals              13.1
Internet Software & Services          6.9
Household Durables                    6.4
Other                                16.4

LINE CHART:
INVESTMENT COMPARISON
Value of $10,000

                     Global              Global
            Technology Fund     Technology Fund                                        MSCI AC                 MSCI
             Class A w/out           Class A w/                S&P 500                World IT             World IT
                  charge -       sales charge -                Index -                 Index -              Index -
                    $17,776             $16,754                $14,241                 $13,599              $13,252
8/31/01               10000                9425                  10000                   10000                10000
                       7850                7398.63                9192                    8223                 8282.3
                       8980                8463.65                9367.57                 9555.13              9609.12
                      10690               10075.3                10086.1                 11150.8              11175.6
                      11040               10405.2                10174.8                 11044.9              10955.2
                      10910               10282.7                10026.3                 10966.5              10850.2
                       9660                9104.55                9832.76                 9829.26              9658.92
                      10480                9877.4                10202.5                 10463.2              10274
                       9480                8934.9                 9584.2                  9293.45              9046.46
                       8940                8425.95                9513.28                 8907.77              8685.78
                       8140                7671.95                8835.93                 7876.25              7663.99
7/31/02                7360                6936.8                 8147.61                 7128.8               6912.3
                       6930                6531.53                8200.57                 7041.83              6828.46
                       5920                5579.6                 7309.17                 5825                 5631.7
                       6900                6503.25                7952.38                 6951.55              6756.41
                       7890                7436.33                8420.77                 8058.24              7862.77
                       6918.22             6520.42                7925.63                 6895.44              6728.72
                       6989.02             6587.15                7717.98                 6802.35              6632.97
                       6968.79             6568.09                7602.21                 6863.57              6723.18
                       6877.76             6482.29                7675.95                 6741.4               6608.89
                       7464.4              7035.19                8308.45                 7380.48              7256.56
                       8394.92             7912.21                8746.3                  8020.37              7882.8
                       8809.61             8303.05                8858.26                 8098.97              7923
7/31/03                9669.33             9113.34                9014.16                 8626.21              8393.63
                      10266.1              9675.78                9189.94                 9198.99              8950.12
                      10104.2              9523.25                9092.52                 9134.6               8900.9
                      10872.9             10247.7                 9607.16                 9947.58              9692.19
                      11055               10419.3                 9691.7                 10002.3               9769.73
                      11237               10590.9                10199.5                 10222.3               9992.48
                      11894.5             11210.5                10387.2                 10797.9              10509.1
                      12076.5             11382.1                10531.6                 10571.1              10263.2
                      11924.8             11239.1                10372.6                 10412.5              10083.6
                      11277.5             10629                  10209.7                  9794.03              9477.55
                      11631.5             10962.7                10349.6                 10054.5               9777.04
                      12036.1             11344                  10550.4                 10312                10079.1
7/31/04               10660.5             10047.5                10201.2                  9399.34              9200.25
                      10134.6              9551.85               10242                    9044.05              8792.67
                      10781.9             10162                  10352.6                  9284.62              9042.39
                      11540.5             10876.9                10511                    9720.07              9492.7
                      12376.3             11664.7                10936.7                 10216.8               9962.59
                      12792.4             12056.8                11308.5                 10534.5              10254.5
                      12098.9             11403.2                11032.6                 10039.4               9714.08
                      12109.6             11413.3                11264.3                 10185                 9809.28
                      11810.8             11131.7                11064.9                  9892.65              9551.29
                      11277.4             10628.9                10854.7                  9510.79              9187.39
                      12216.3             11513.8                11199.8                 10160.4               9806.62
                      11821.5             11141.8                11215.5                 10054.7               9681.09
7/31/05               12461.7             11745.1                11632.7                 10514.2              10106.1
                      12589.7             11865.8                11526.9                 10485.8              10125.3
                      12867.1             12127.2                11620.2                 10685                10284.3
                      12579               11855.7                11428.2                 10404                10054.9
                      13469.9             12695.4                11862.2                 11188.5              10781.9
                      13783.7             12991.1                11865.7                 11278                10768.9
                      14779               13929.3                12180.2                 11752.8              11178.2
                      14714.1             13868.1                12213.1                 11518.9              10984.8
                      15374.1             14490.1                12365.7                 11803.5              11300
                      15666.2             14765.4                12531.4                 11858.9              11277.5
                      14389.6             13562.2                12170.5                 11022.9              10493.7
                      14010.9             13205.3                12187.6                 10854.2              10343.6
7/31/06               13188.6             12430.3                12263.1                 10485.2               9981.58
                      13599.8             12817.8                12555                   11229.6              10688.3
                      14032.5             13225.7                12878.9                 11598                11044.2
                      14465.3             13633.5                13298.8                 11952.9              11430.7
                      15179.4             14306.5                13551.4                 12402.2              11803.4
                      15211.8             14337.1                13741.2                 12391                12110.3
                      15493.1             14602.3                13948.6                 12460.4              12227.9
                      15449.8             14561.5                13675.2                 12212.5              12227.9
                      15677               14775.6                13828.4                 12280.8              12227.9
                      16326.2             15387.4                14441                   12898.6              10000
                      17386.5             16386.8                14945                   13307.5              10000
                      17797.6             16774.2                14696.9                 13581.6              10000
7/31/07               17776               16753.9                14241.3                 13599.2              13252

TOTAL RETURNS AS OF JULY 31, 2007
                                                                                                              SINCE
                                      NASDAQ                       ONE          THREE           FIVE        INCEPTION
AT NAV                                SYMBOL         CLASS         YEAR         YEARS*         YEARS*      (8/31/01)*
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGAX         Class A       34.78%        18.58%         19.29%         10.21%
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGBX         Class B       33.76         17.70          18.50           9.47
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGCX         Class C       33.76         17.69          18.44           9.42
-----------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                     Class A       27.07%        16.27%         17.88%          9.11%
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                     Class B       29.76         16.98          18.39           9.47
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                     Class C       33.76         17.69          18.44           9.42
-----------------------------------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------------------------------
MSCI AC World IT Index                                             29.36%        13.00%         13.73%          5.29%
-----------------------------------------------------------------------------------------------------------------------
MSCI World IT Index                                                29.31         11.94          13.30           4.41
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                      16.13         11.76          11.81           6.16
-----------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 2.55%, 3.30%, and 3.30% respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 2.00%, 2.75% and 2.75% for Class A, B, and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A, B, and C shares are 1.87%, 2.62% and 2.62% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund used to compare its performance to the MSCI World IT Index, which consists of 23 developed market countries and aims to capture 60% of the total market capitalization of each country by various technology-related industries. Currently, the Fund compares its performance to the MSCI AC World IT Index, which is a similar index that is comprised of 49 developed and emerging market countries. The Fund believes that the MSCI AC World IT Index, which includes emerging market countries, more accurately reflects its strategy and is now a more appropriate benchmark for the Fund. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND


During the period, international markets overall performed well. Corporate profits have continued to rise. China and the Asian markets have seen strong growth and European markets have continued to rise on the back of continued merger and acquisition activity and were also supported by US dollar weakness against European currencies. However, at the end of the period, investors became unnerved by signs that the problems in the US sub-prime mortgage market would spread and thus volatility set in. Over the period, the International Opportunities Fund returned 30.69% (Class A shares at NAV) versus the benchmark, the MSCI EAFE Index, which posted a return of 24.43%.

Merger and acquisition activity continues to be big news in the UK and Continental Europe. During 2006, Europe saw record merger and acquisition activity: $1.7 trillion and nearly half the world's total deals. Late in the period, however, it became more expensive and difficult for borrowers to fund mergers and acquisitions, whether corporate deals or private equity. That said, we continue to believe that European equities are attractive. Corporate profit growth remains healthy, due to corporate restructuring, subdued wage inflation and strong productivity. The Fund's top five performing holdings over the period were located in the European sleeves: Saipem, Rhodia, Capita Group, Kuehne & Nagel International and Fresenius.

The Japanese stock market significantly underperformed other international markets over the period, exacerbated by the yen's continued weakness to the US dollar. Overall, however, the economy performed satisfactorily helped by exports to both China and the US. We anticipate that leading indicators such as those relating to the Organization for Economic Cooperation and Development (OECD) and Japan's industrial production, which had been negative for about 12 months, may turn to positive territory which could suggest that the market could begin to perform well.

Asia-Pacific markets performed well, with the Hang Seng, Singapore Straits Times and the Australian ASX Indices recording all time highs. The Hong Kong market also reacted positively to an announcement from Chinese securities regulators lifting constraints that had prohibited domestic fund managers and brokerages from investing abroad. The Fund's Chinese holdings have performed well helping to lift overall performance, notably: China COSCO and SRE Group. However, we do believe there are some signs of over-speculation and overheating in the Chinese market.

We remain optimistic about the Technology sector. Global Technology has performed well over the period, shrugging off the concerns over US sub-prime lending that have dogged other sectors of the market. We believe valuations are inexpensive relative to other asset classes and excess cash positions on many company balance sheets are drawing considerable interest from private equity buyers.

Continued positive returns on equities may be possible due to the growth of both earnings and global output, coupled with generally low inflation. We believe these factors indicate that the economic backdrop remains favorable. However, credit markets have turned and the price of credit has risen while the availability is deteriorating, which has taken some of the heat out of the merger and acquisition boom. Stock markets have fallen from their highs and at the time of writing have reached reasonable valuations. We could expect to be buyers of the weakness as long as the fundamentals remain in place.

The Straits Times Index (STI) is a market value-weighted stock market index based on the stocks of 50 representative companies listed on the Singapore Exchange. You cannot invest directly in an index.


-----------------------------------------------
     INTERNATIONAL OPPORTUNITIES FUND
     TOP 10 LONG-TERM HOLDINGS

                                AS A PERCENTAGE
     SECURITY                   OF NET ASSETS
-----------------------------------------------
     KUEHNE & NAGEL
      INTERNATIONAL AG                 2.8%
     FRESENIUS AG                      2.8
     INDUSTRIA DE DISENO
      TEXTIL S.A.                      2.7
     CAPITA GROUP PLC                  2.7
     KONINKLIJKE (ROYAL)
      KPN N.V.                         2.6
     SAIPEM SPA                        2.6
     SODEXHO ALLIANCE S.A.             2.5
     OAO GAZPROM                       2.4
     VINCI S.A.                        2.3
     L'OREAL S.A.                      2.3
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND


PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
Japan                                19.9%
Germany                              13.8
France                               11.1
United Kingdom                        7.9
Switzerland                           6.8
China                                 5.4
Other                                35.1


PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                           22.2%
Industrials                          17.0
Consumer Discretionary               16.5
Information Technology               12.6
Energy                               10.0
Materials                             9.4
Other                                12.3


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000

             Int'l Opportunities Fund      Int'l Opportunities Fund               MSCI EAFE
                  Class A w/out sales               Class A w/sales                 Index -
                     charge - $30,275              charge - $28,535                 $21,575
8/31/01                         10000                          9425                   10000
                                 9080                          8557.9                  8989.4
                                 9930                          9359.03                 9219.26
                                11430                         10772.8                  9559.73
                                11640                         10970.7                  9616.7
                                11610                         10942.4                  9106.44
                                11290                         10640.8                  9170.73
                                11840                         11159.2                  9715.93
                                11950                         11262.9                  9741.39
                                11940                         11253.5                  9873.58
                                11540                         10876.5                  9484.26
7/31/02                         10510                          9905.68                 8548.73
                                10410                          9811.43                 8531.38
                                 9280                          8746.4                  7617.24
                                10060                          9481.55                 8027.2
                                10710                         10094.2                  8392.52
                                10328.5                        9734.56                 8110.95
                                10167.4                        9582.76                 7772.97
                                 9553.31                       9004                    7594.97
                                 9452.65                       8909.12                 7451.42
                                10499.6                        9895.86                 8190.6
                                11164                         10522.1                  8694.33
                                11647.2                       10977.5                  8909.08
7/31/03                         12070                         11376                    9126.46
                                12905.5                       12163.5                  9348.23
                                13127                         12372.2                  9638.03
                                13972.6                       13169.2                 10239.4
                                13972.6                       13169.2                 10468.8
                                14889.8                       14033.7                 11287.5
                                15501.3                       14610                   11447.7
                                15878.4                       14965.4                 11714.5
                                16377.8                       15436.1                 11784.8
                                15888.6                       14975                   11527.9
                                15613.4                       14715.7                 11563.6
                                15949.8                       15032.6                 11836.5
7/31/04                         15226.2                       14350.7                 11454.2
                                15195.6                       14321.8                 11506.9
                                15552.3                       14658                   11809.5
                                16163.8                       15234.4                 12213.4
                                17125.6                       16140.9                 13051.2
                                17901.7                       16872.3                 13624.2
                                17767.2                       16745.5                 13374.8
                                18491.5                       17428.2                 13955.3
                                18253.5                       17203.9                 13610.6
                                17705.1                       16687                   13305.7
                                17446.4                       16443.2                 13325.7
                                17622.3                       16609                   13508.3
7/31/05                         18388                         17330.7                 13924
                                19164.1                       18062.2                 14280.4
                                19733.2                       18598.6                 14918.8
                                19288.3                       18179.2                 14484.6
                                19990.5                       18842                   14842.4
                                20851.7                       19653.7                 15534
                                22272.6                       20993.1                 16489.4
                                22165                         20891.6                 16454.8
                                23004.6                       21683                   17006
                                24156.5                       22768.7                 17830.8
                                23252.2                       21916.4                 17160.3
                                23316.8                       21977.3                 17167.2
7/31/06                         23166.1                       21835.2                 17338.9
                                23769                         22403.4                 17820.9
                                23898.1                       22525.2                 17851.2
                                24727                         23306.5                 18547.4
                                25889.6                       24402.3                 19107.5
                                26697.2                       25163.4                 19709.4
                                26798.4                       25258.8                 19843.4
                                27090.9                       25534.5                 20006.2
                                27743.4                       26149.6                 20526.3
                                28812.2                       27157                   21456.2
                                29768.5                       28058.3                 21861.7
                                30308.5                       28567.3                 21894.5
7/31/07                         30274.8                       28535.5                 21574.8

TOTAL RETURNS AS OF JULY 31, 2007
                                                                                                              SINCE
                                      NASDAQ                       ONE          THREE           FIVE        INCEPTION
AT NAV                                SYMBOL          CLASS        YEAR         YEARS*         YEARS*      (8/31/01)*
-----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOAX         Class A       30.69%        25.75%         23.57%         20.59%
-----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOBX         Class B       29.75         24.80          22.68          19.72
-----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOCX         Class C       29.72         24.83          22.67          19.71
-----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFORX         Class R**     30.52         25.45          23.26          20.30
-----------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                   Class A       23.19%        23.29%         22.11%         19.39%
-----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                   Class B       25.75         24.15          22.59          19.72
-----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                   Class C       29.72         24.83          22.67          19.71
-----------------------------------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                    24.43%        23.49%         20.34%         13.88%
-----------------------------------------------------------------------------------------------------------------------

*    Average annual return.

** Class R shares inception was 9/30/05. The performance for Class R shares for the period prior to 9/30/05 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, C and R shares are 1.71%, 2.46%, 2.46%, and 1.96% respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A, B, C, and R shares are 1.56%, 2.31%, 2.31% and 1.81% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

JAPAN-ASIA FOCUS FUND

Despite setting a new record for the longest post war economic expansion, the Japanese economy began slowing towards the end of 2006. However, gross domestic product continued to grow on the back of steady increases in capital expenditures and consumer spending. Real Estate has been a particular area of strength, where after 16 years of falling house prices, prices in Tokyo and other big cities rose for the first time. However, economic growth has not quite lived up to expectations, with wages in particular not growing as expected. Interest rate rises in July 2006 and February 2007 have had little impact upon the economy, but have led to notable underperformance for the Financials sector, particularly banks.

Other Asian markets performed much better over the same period, with the Chinese market in particular setting new records for trading volumes and performance. Driven by good economic data and strong investor appetite for Asian equities, indices performed strongly to reach all time highs in July 2007. In addition, Chinese securities regulators announced that they will allow some of its sizable domestic assets to be invested outside China, which also helped sentiment towards Asian markets.

A variety of holdings have been added to the Fund over the period. In anticipation of a stronger housing market in Japan, we bought positions in furniture retailer Otsuka Kagu, and also crane manufacturer Tadano. Adding to existing holdings in bank shares, we purchased cheaply-rated Kanto Tsukuba Bank. The Fund also bought shares in Japan's leading timeshare operator, Resorttrust, which we believe is ideally placed to potentially benefit from Japan's aging population. During the second quarter of 2007, we purchased two companies from the Technology sector, Shinko Electric Industries and ITOCHU Techno-Solutions. We also purchased sports retailer Xebio, as we anticipate its sales of skiing equipment should recover after last year's very warm winter, and the company may also benefit from a recent merger.

After reaching our fair value targets, we sold the Fund's positions in software company OBIC, Fuji Photo Film, and Aioi Insurance. We sold our position in Link Theory after their recovery story failed to come through as we had anticipated. We also sold leasing company Sanyo Electric Credit, technology service provider NEC, and diversified chemicals/house building company Asahi Kasei.

For the period, the Fund returned 4.97% (Class A shares at NAV) versus the benchmark, the MSCI Japan Index, which posted a return of 7.74%. We were approximately 88% exposed to Japanese equities, with the remainder invested in other countries throughout the Asia-Pacific region. The best performing Japanese company was Tadano, a company that is benefiting strongly from recovering demand for construction cranes. Other top Japanese performers during the period included Ube Industries, Shinko Electronic Industries, and Hino Motors. The worst performing Japanese holdings included Nishi-Nippon City Bank, Sumitomo Mitsui Financial Group, and Mitsubishi UFJ Financial Group, all banking companies.

Exposure to the more buoyant Asian markets lifted performance, with contributions from this region coming from Thoresen Thai Agencies Public, SRE Group, and BHP Billiton.

Although recent market moves in the US sub-prime mortgage and credit markets have negatively impacted all world equity markets, we believe there should be little impact on Japan unless US consumption is adversely affected. However, we believe consumption will be relatively unscathed, and are sticking with the view that strong profit growth and rising leading indicators could position the Japanese markets well over the next 6 to 12 months.


------------------------------------------------
     JAPAN-ASIA FOCUS FUND
     TOP 10 LONG-TERM HOLDINGS

                                 AS A PERCENTAGE
     SECURITY                    OF NET ASSETS
------------------------------------------------
     TOKEN CORP.                        5.2%
     MITSUBISHI UFJ FINANCIAL
      GROUP, INC.                       4.9
     SUMITOMO MITSUI
      FINANCIAL GROUP, INC.             4.7
     NISHI-NIPPON CITY
      BANK, LTD.                        4.2
     SEKISUI CHEMICAL CO., LTD.         3.8
     UBE INDUSTRIES, LTD.               3.8
     YAMATO HOLDINGS CO., LTD.          3.6
     SHINKO ELECTRIC
      INDUSTRIES CO., LTD.              3.2
     HINO MOTORS, LTD.                  3.1
     NTT DOCOMO, INC.                   2.8
------------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY


JAPAN-ASIA FOCUS FUND


PIE CHARTS:

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
Japan                                88.2%
China                                 3.4
Australia                             2.8
Korea                                 2.5
Singapore                             1.6
Thailand                              0.8
Other                                 0.7


PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                           29.2%
Consumer Discretionary               19.9
Information Technology               18.5
Industrials                          14.4
Materials                            11.4
Telecom Services                      2.9
Other                                 3.7


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000

                           MSCI             Japan-Asia Focus         Japan-Asia Focus
                  Japan Index -           Fund Class A w/out      Fund Class A w/sale
                        $10,398       sales charge - $10,130          charge - $9,548
1/31/06                   10000                        10000                     9425
                           9915                         9860                     9293.05
                          10168.8                      10360                     9764.3
4/30/06                   10464.7                      10490                     9886.83
                           9813.83                      9850                     9283.63
                           9704.9                       9920                     9349.6
7/31/06                    9651.52                      9650                     9095.13
                           9796.29                      9830                     9264.78
                           9638.57                      9750                     9189.38
10/31/06                   9806.28                      9870                     9302.48
                           9875.91                      9860                     9293.05
                          10121.8                       9860                     9293.05
1/31/07                   10207.9                       9990                     9415.58
                          10618.2                      10220                     9632.35
                          10482.3                      10010                     9434.43
4/30/07                   10278.9                       9710                     9151.68
                          10446.5                       9950                     9377.88
                          10415.1                      10150                     9566.38
7/31/07                   10398.5                      10130                     9547.53

TOTAL RETURNS AS OF JULY 31, 2007
                                                                                                       SINCE
                                                   NASDAQ                                            INCEPTION
AT NAV                                             SYMBOL           CLASS           ONE YEAR        (1/31/06)*
---------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                     HFJAX          Class A             4.97%            0.87%
---------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                     HFJCX          Class C             4.26%            0.20%
---------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
---------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                    Class A            -1.07%           -3.04%
---------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                    Class C             4.26%            0.20%
---------------------------------------------------------------------------------------------------------------
INDEX
---------------------------------------------------------------------------------------------------------------
MSCI Japan Index                                                                       7.74%            3.99%
---------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) for Class A and C shares are 2.45% and 3.20%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 2.00% and 2.75%, for Class A and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A and C shares are 1.83% and 2.58% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Japan Index is a market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

US FOCUS FUND

On November 30, 2006, Henderson took over full management of the U.S. Core Growth Fund and changed its name to the US Focus Fund. The new portfolio management team has 61 years of combined investment management experience, and the Fund now consists of three sub-portfolios that focus on specific areas of expertise: Fundamental, Special Situations, and Technology.

At the start of the period, economic data pointed in the direction of a soft landing for the US, while continued mergers and acquisitions activity seemed to add to a positive sentiment. US equity markets continued their impressive gains, with both the Dow Jones Industrial Average and the S&P 500 Index reaching record highs. Expectations that the Federal Reserve would move to reduce interest rates in 2007 triggered a sell off in the US Treasury market in June, which caused bond yields to rise and the S&P 500 Index to fall back by 1.8%. Equity markets took another hit when worries arose from the impact of housing market weakness on two Bear Stearns hedge funds and possible wider implications for credit derivatives markets. The S&P 500 Index returned -3.2% in July, its worst month in three years, following concerns with a number of leading financial stocks hit by the continuing fallout from the sub-prime mortgage crisis. The Fund, however, held up during this period of market volatility and over the year ended July 31, 2007 returned 22.55% (Class A shares at NAV) versus the benchmark, the S&P 500 Index, which posted a return of 16.13%.

The Fund was overweight the benchmark in Industrials, which led to positive results. Specifically, General Cable from the Fundamental sleeve was the best performing holding in the Fund during the period. We believe this company is well placed to benefit from the increased spending that is necessary after years of underinvestment in the electricity transmission and distribution networks in the US. The worst performing sector in the Fund was Healthcare, where we were underweight. We sold our position in Health South from the Special Situations sleeve after months of disappointing performance. The biggest contributors to the Fund's performance from the Special Situations sleeve were Freeport McMoRan Copper & Gold and Cablevision Systems. Technology stocks also performed well during the period, with strong results from Apple, and most recently, CommScope.

We continue to believe that the US economy is most likely to see a soft landing in 2007 and 2008. While US earnings growth is slowing, the combination of historically attractive valuations, healthy balance sheets, and a buoyant merger and acquisition environment could combine to offer modest potential for US equities.

The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. One cannot invest directly in an index.


-----------------------------------------------
     US FOCUS FUND
     TOP 10 LONG-TERM HOLDINGS

                                AS A PERCENTAGE
     SECURITY                   OF NET ASSETS
-----------------------------------------------
     GENERAL CABLE CORP.                4.5%
     FREEPORT-MCMORAN
      COPPER & GOLD, INC.               3.9
     APPLE, INC.                        3.6
     ADOBE SYSTEMS, INC.                3.5
     CORRECTIONS CORPORATION
      OF AMERICA                        3.4
     EXELON CORP.                       3.4
     SNC-LAVALIN GROUP, INC.            3.4
     AMERICAN TOWER CORP.               3.4
     SHOPPERS DRUG MART CORP.           3.3
     CABLEVISION SYSTEMS CORP.          3.2
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

US FOCUS FUND

PIE CHART:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Industrials                          19.9%
Consumer Staples                     15.5
Information Technology               13.6
Financials                           10.6
Materials                             9.8
Telecommunication Service             9.0
Other                                21.6


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000

              S&P 500                 US Focus Fund             US Focus Fund
              Index -                 Class A w/out           Class A w/sales
              $14,010        sales charge - $12,828          charge - $12,090
4/30/04         10000                         10000                      9425
                10137                         10160                      9575.8
                10333.7                       10380                      9783.15
7/31/04          9991.61                       9690                      9132.83
                10031.6                        9420                      8878.35
                10139.9                        9710                      9151.68
                10296.1                        9930                      9359.03
                10713                         10419.8                    9820.7
                11078.3                       10902.1                   10275.3
1/31/05         10808                         10419.8                    9820.7
                11035                         10510.3                    9905.93
                10839.6                       10399.7                    9801.76
                10633.7                       10108.4                    9527.12
                10971.8                       10620.8                   10010.1
                10987.2                       10640.9                   10029
7/31/05         11395.9                       10981.5                   10351
                11292.2                       10849.9                   10227.9
                11383.7                       10939.3                   10313.1
                11193.6                       10779.6                   10161.6
                11616.7                       10971.7                   10341.8
                11620.2                       10952.5                   10322.7
1/31/06         11928.1                       11448                     10789.8
                11960.3                       11306.5                   10656.3
                12109.8                       11387.4                   10732.6
                12272.1                       11589.6                   10923.2
                11918.7                       10932.3                   10303.7
                11935.3                       10891.8                   10265.5
7/31/06         12009.3                       10467.1                    9865.2
                12295.2                       10982.8                   10351.3
                12612.4                       11185.1                   10542
                13023.5                       11367.1                   10713.5
                13271                         11528.9                   10866
                13456.8                       11597.2                   10930.4
1/31/07         13669                         11832.6                   11152.2
                13410.1                       11832.6                   11152.2
                13569.3                       12025.2                   11333.7
                14179.4                       12485.2                   11767.3
                14683.2                       13362.5                   12594.1
                14448.5                       13180.6                   12422.7
7/31/07         14009.6                       12827.6                   12090

TOTAL RETURNS AS OF JULY 31, 2007
                                                                                                                SINCE
                                           NASDAQ                                                             INCEPTION
AT NAV                                     SYMBOL         CLASS            ONE YEAR       THREE YEARS*       (4/30/04)*
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                   HFUAX           Class A            22.55%             9.80%            7.95%
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                   HFUBX           Class B            21.67              8.99             7.15
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                   HFUCX           Class C            21.67              8.99             7.15
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                                   Class A            15.52%             7.66%            6.00%
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                                   Class B            17.67              8.14             6.35
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                                   Class C            21.67              8.99             7.15
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                16.13%            11.76%           10.78%
------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 2.50%, 3.25%, and 3.25% respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 1.40%, 2.15%, and 2.15% for Class A, B, and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A, B, and C shares are 1.95%, 2.70% and 2.70% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

WORLDWIDE INCOME FUND


Throughout most of the period, risk appetite strengthened as equities, emerging market debt, and high yield corporate bond performance increased based on confidence in a soft landing for the US economy. Toward the end of the period, yield spreads compressed to new lows for the cycle which caused an increase in interest rate sensitivity. As Treasury bond prices began to fall, this led to a fall in the price of investment grade corporate bonds, which in turn affected high yield bonds and emerging market debt. Initially, because they are less sensitive to a change in interest rates, the low duration and floating rate securities that make up much of the Worldwide Income Fund were relatively unaffected. In July the market volatility began to negatively affect the price of all corporate securities but a `flight to quality' boosted the price of Treasury bonds.

The Fund was largely currency hedged to the US dollar, with the remainder of its exposure to the British pound and the euro. For the period, the Fund returned 6.71% (Class A shares at NAV) versus the benchmark, the Lehman Brothers Global Aggregate Bond (ex US MBS) Index, which posted a return of 5.78%.

High yield corporate bonds remained the core asset class, with principal holdings in Europe and the UK. We reduced the Fund's exposure to these bonds in December, but since then we have added to existing positions and purchased new holdings. New additions to the high yield sleeve included Bombardier, M-real Oyj, and Lottomatica. We also grew our exposure to deeply subordinated financial issues from banks and insurance companies. Purchases during the period included Swiss Re Capital, Lloyds TSB Group, and AXA.

We saw credit rating upgrades from emerging market governments driven by structural improvements in their economies and boosted by strong commodity prices. During the second quarter we began to reduce exposure to emerging market debt, however, because we believe there may be greater opportunities for yield in other areas. We sold our riskiest exposures, Argentina and Venezuela, and reduced positions in Brazil and Mexico.

The Global Equity sleeve, where we focused on medium and large capitalization companies, experienced the most activity during the period. Europe's spring dividend season, when many companies paid a large annual dividend, took place in April and May. The Fund continued to actively rotate between its European equity holdings, selling some that had already paid dividends. Toward the end of the second quarter, when the dividend season came to an end, our overall exposure to this asset class was marginally reduced.

US GDP bounced back from the weakness in the first quarter as temporary factors fell away. Economic activity continued to build in the European economy, as global growth as a whole experienced its strongest period in decades, despite a number of shocks which included higher commodity and energy prices. We believe that the rising possibility of a US consumer growth set-back triggered by lending problems in the sub-prime mortgage market may dent this pattern, but not stop it. This recent economic backdrop allowed healthy corporate profit growth, equity buy backs, and credit rating upgrades in emerging markets. However, the robust global growth cycle requires higher interest rates as a counter balance. This has recently become uncomfortable for many investors in fixed income products, including corporate bonds that are sensitive to higher interest rates. However, we believe that the Fund's portfolio construction and bond selection could cope within a rising interest rate environment.


-----------------------------------------------
     WORLDWIDE INCOME FUND
     TOP 10 LONG-TERM HOLDINGS

                                AS A PERCENTAGE
     SECURITY                   OF NET ASSETS
-----------------------------------------------
     DOMINICAN REPUBLIC                 2.3%
     REPUBLIC OF EL SALVADOR            2.2
     NTL CABLE PLC                      2.1
     NELL AF SARL                       2.0
     REPUBLIC OF COLUMBIA               1.8
     AXA S.A.                           1.7
     REPUBLIC OF PHILIPPINES            1.7
     REPUBLIC OF URUGUAY                1.6
     CROWN EUROPEAN
      HOLDINGS S.A.                     1.5
     FS FUNDING AS                      1.5
-----------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

WORLDWIDE INCOME FUND


PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United Kingdom                       21.5%
United States                        20.4
Germany                               5.5
Italy                                 5.5
Netherlands                           5.0
France                                4.8
Other                                37.3


PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Sovereign                            17.4%
Media Cable                           6.5
Banking                               5.0
Special Purpose Vehicle               4.5
Insurance                             4.3
Apparel/Textiles                      3.7
Other                                58.6


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000

               Worldwide Income Fund        Worldwide Income Fund       Lehman Brothers Global
                 Class A w/out sales              Class A w/sales         Aggregate Bond (ex US
                    charge - $13,872             charge - $13,212          MBS) Index - $11,911
9/30/03                        10000                         9525                         10000
                               10220                         9734.55                       9940.62
                               10570                        10067.9                       10089.2
                               11022.6                      10499                         10457.8
1/31/04                        11164.1                      10633.9                       10492.2
                               11154                        10624.2                       10540.3
                               11235.8                      10702.1                       10669.2
                               11143.2                      10613.9                       10245.4
                               10957.2                      10436.7                       10308
                               11071.5                      10545.6                       10327.9
7/31/04                        11280.6                      10744.8                       10309.9
                               11496.1                      10950.1                       10546.9
                               11660.1                      11106.2                       10689.8
                               11888.8                      11324.1                       10973.9
                               12033.3                      11461.7                       11315.8
                               12195.5                      11616.2                       11503.6
1/31/05                        12168.3                      11590.3                       11355.2
                               12359.3                      11772.2                       11388
                               11970                        11401.4                       11232.9
                               11832.2                      11270.2                       11383.3
                               12028.9                      11457.5                       11194.8
                               12226.6                      11645.8                       11130.7
7/31/05                        12416.9                      11827.1                       11036.5
                               12464.8                      11872.7                       11230.9
                               12388.3                      11799.9                       11034.2
                               12243.2                      11659.6                       10856.7
                               12374.9                      11785                         10762.4
                               12507.4                      11911.2                       10868.8
1/31/06                        12652.3                      12050.2                       11021.7
                               12821.4                      12212.3                       10968.8
                               12836                        12227.2                       10857.7
                               12939.3                      12325.6                       11095.1
                               12853.3                      12243.7                       11263.1
                               12802.6                      12195.4                       11157.1
7/31/06                        12999.4                      12380.8                       11260.9
                               13191.1                      12564.4                       11385.9
                               13262.8                      12633.5                       11372.2
                               13468.4                      12830.4                       11487.1
                               13662.8                      13016.5                       11789.2
                               13796.7                      13145.1                       11614.7
1/31/07                        13846.5                      13193.5                       11482.3
                               13947.6                      13290.7                       11733.7
                               14075.6                      13413.6                       11760.7
                               14269.7                      13599.6                       11904.2
                               14355                        13681.8                       11701.8
                               14179                        13515                         11650.4
7/31/07                        13872                        13212                         11911.3

TOTAL RETURNS AS OF JULY 31, 2007
                                                                                                                SINCE
                                           NASDAQ                                                             INCEPTION
AT NAV                                     SYMBOL         CLASS            ONE YEAR       THREE YEARS*       (9/30/03)*
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund             HFAAX        Class A              6.71%             7.14%            8.91%
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund             HFABX        Class B              5.93              6.29             8.05
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund             HFACX        Class C              5.92              6.31             8.10
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                          Class A              1.62%             5.40%            7.53%
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                          Class B              1.93              5.40             7.42
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                          Class C              5.92              6.31             8.10
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond (ex US MBS) Index                       5.78%             5.03%            4.67%
------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.98%, 2.73%, and 2.73%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses, do not exceed 1.30%, 2.05%, and 2.05%, for Class A, B, and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A, B, and C shares are 1.30%, 2.05% and 2.05% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Fund compares its performance to the Lehman Brothers Global Aggregate Bond (ex US MBS) Index, which is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage-Backed Securities. The Fund is professionally managed while the index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND

 JULY 31, 2007

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------
COMMON STOCKS - 90.77%

              AUSTRALIA - 2.45%
    4,000,000 Centamin Egypt, Ltd. * .................   $    4,799,400
   25,675,000 Centamin Egypt, Ltd. * .................       30,138,390
                                                         --------------
                                                             34,937,790
                                                         --------------

              AUSTRIA - 0.43%
       10,000 Agrana Beteiligung AG ..................        1,018,090
       76,000 Andritz AG .............................        5,171,869
                                                         --------------
                                                              6,189,959
                                                         --------------

              BAHRAIN - 1.59%
      900,000 Gulf Finance House E.C.,
              GDR (a) * ..............................       22,680,000
                                                         --------------

              CANADA - 3.67%
    3,818,947 European Goldfields, Ltd. * ............       19,858,875
    2,500,000 Lundin Mining Corp. * ..................       32,428,906
                                                         --------------
                                                             52,287,781
                                                         --------------

              CYPRUS - 1.87%
    1,400,000 AFI Development plc, (a) * .............       13,346,216
    1,950,000 Urals Energy Public
              Co., Ltd. * ............................       13,306,291
                                                         --------------
                                                             26,652,507
                                                         --------------

              FRANCE - 3.76%
      225,000 Rhodia S.A. * ..........................       10,189,176
      248,595 Sanofi-Aventis .........................       20,780,939
      169,411 Schneider Electric S.A. ................       22,690,530
                                                         --------------
                                                             53,660,645
                                                         --------------

              GERMANY - 10.86%
      350,000 Bayer AG ...............................       24,679,932
      330,000 Beiersdorf AG ..........................       22,937,742
      270,000 DaimlerChrysler AG .....................       24,262,556
      369,628 Deutsche Post AG .......................       10,773,294
      567,667 Gerresheimer AG * ......................       28,658,518
      131,897 Hypo Real Estate
              Holding AG .............................        8,056,091
      310,000 Pfleiderer AG ..........................        8,210,478
      507,343 SAP AG .................................       27,160,889
                                                         --------------
                                                            154,739,500
                                                         --------------

              GREECE - 6.17%
      180,000 Coca-Cola Hellenic Bottling
              Co. S.A. ...............................        8,066,973
      270,000 Hellenic Telecommunications
              Organization S.A. ......................        8,192,860
    3,061,150 Marfin Investment
              Group S.A. .............................       29,031,907
      465,571 National Bank of
              Greece S.A. ............................       27,484,779
      747,000 Sidenor S.A. ...........................       15,199,038
                                                         --------------
                                                             87,975,557
                                                         --------------



                                                                 VALUE
              SHARES                                           (NOTE 2)
-----------------------------------------------------------------------

              HUNGARY - 1.41%
      130,000 MOL Hungarian Oil and
              Gas Nyrt. ..............................   $   20,040,739
                                                         --------------

              IRELAND - 0.47%
    2,000,000 Aer Lingus Group plc * .................        6,626,183
                                                         --------------

              ITALY - 2.04%
    1,000,000 Azimut Holding SpA .....................       16,705,789
    3,500,000 Parmalat SpA ...........................       12,430,752
                                                         --------------
                                                             29,136,541
                                                         --------------

              LUXEMBOURG - 0.68%
    2,016,000 GlobeOp Financial
              Services * .............................        9,673,724
                                                         --------------

              NETHERLANDS - 7.89%
      410,333 A&D Pharma Holding
              N.V., GDR ..............................        8,477,096
      280,000 Aalberts Industries N.V. ...............        7,726,720
      229,474 Akzo Nobel N.V. ........................       18,888,930
      571,900 AMTEL Vredestein
              N.V., GDR * ............................        3,141,076
      352,420 Arcelor Mittal .........................       21,626,525
      147,580 Arcelor Mittal .........................        9,033,310
      150,000 Ballast Nedam N.V. .....................        7,610,430
      393,796 Koninklijke BAM
              Groep N.V. .............................       11,358,371
    1,000,000 Wavin N.V. .............................       24,533,145
                                                         --------------
                                                            112,395,603
                                                         --------------

              NORWAY - 2.86%
      700,000 SeaDrill, Ltd. * .......................       14,082,136
      910,023 Statoil ASA ............................       26,716,250
                                                         --------------
                                                             40,798,386
                                                         --------------

              PORTUGAL - 2.32%
    1,750,000 Portugal Telecom,
              SGPS, S.A. .............................       24,588,233
      600,000 Sonae, SGPS S.A. * .....................        8,491,186
                                                         --------------
                                                             33,079,419
                                                         --------------

              RUSSIA - 3.58%
      775,000 OAO Gazprom, ADS .......................       33,389,299
      225,000 Novolipetsk Steel, GDR .................        7,022,227
    1,000,000 VTB Bank OJSC, GDR * ...................       10,557,814
                                                         --------------
                                                             50,969,340
                                                         --------------

              SPAIN - 3.61%
      735,405 Enagas .................................       17,594,834
    2,000,000 Realia Business S.A. ...................       17,484,957
      300,000 Union Fenosa, S.A. .....................       16,346,333
                                                         --------------
                                                             51,426,124
                                                         --------------

              SWEDEN - 1.49%
    2,000,000 Lundin Petroleum AB * ..................       21,262,039
                                                         --------------



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS


EUROPEAN FOCUS FUND
JULY 31, 2007 (CONTINUED)

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------
              SWITZERLAND - 7.34%
      175,000 Credit Suisse Group ....................   $   11,422,779
       23,000 Givaudan S.A. ..........................       21,541,240
      190,000 Petroplus Holdings AG * ................       18,195,251
    1,283,333 Temenos Group AG * .....................       31,415,707
      398,539 UBS AG .................................       22,109,411
                                                         --------------
                                                            104,684,388
                                                         --------------

              TURKEY - 1.75%
    3,600,136 Turkiye Halk
              Bankasi A.S. * .........................       24,941,143
                                                         --------------

              UNITED ARAB EMIRATES - 1.97%
    3,440,139 Kingdom Hotel
              Investments, GDR * .....................       28,051,055
                                                         --------------

              UNITED KINGDOM - 22.56%
      450,000 Admiral Group plc ......................        7,367,042
    1,344,472 Aero Inventory plc .....................       12,100,226
    1,751,400 Ashmore Group plc ......................        7,909,417
    3,446,589 Ashtead Group plc ......................        9,927,389
      763,158 BlueBay Asset
              Management plc * .......................        5,887,914
    2,220,246 British Energy Group plc ...............       22,401,434
   20,000,000 Corporate Services
              Group plc * ............................        3,485,246
    1,000,000 Dana Petroleum plc * ...................       21,453,953
    6,500,000 Debenhams plc ..........................       15,763,593
    3,459,793 Evolution Group plc ....................        8,706,494
      360,000 Gem Diamonds, Ltd. * ...................        7,627,961
    1,750,000 Hochschild Mining plc ..................       12,594,282
    4,493,021 Hogg Robinson Group plc * ..............        6,165,383
    1,500,000 ICAP plc ...............................       14,416,588
      875,000 Investec plc ...........................       10,807,141
    3,061,565 IP Group plc * .........................        9,249,515
    1,246,278 Kazakhmys plc ..........................       31,995,679
    1,000,000 Lancashire Holdings, Ltd. * ............        6,801,113
      250,000 NDS Group plc, ADR * ...................       10,930,000
    1,825,000 Prosperity Minerals
              Holdings Ltd. ..........................        6,803,854
    2,366,187 Regal Petroleum plc * ..................       10,599,364
    2,250,000 Regus Group plc ........................        5,911,062
    1,461,003 Salamander Energy plc * ................        6,319,293
    6,070,333 Sports Direct International ............       17,911,997
   12,500,000 Tau Capital plc * ......................       13,500,000
    1,735,759 Taylor Wimpey plc ......................       11,470,068
      370,000 Xstrata plc ............................       23,505,235
                                                         --------------
                                                            321,611,243
                                                         --------------

              TOTAL LONG TERM
              INVESTMENTS                                 1,293,819,666
              (Cost $1,095,064,551) ..................   --------------

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

SHORT TERM INVESTMENT - 7.59%

  108,125,661 Fidelity Institutional Money
              Market Funds - Prime Money
              Market Portfolio .......................   $  108,125,661
                                                         --------------
              TOTAL SHORT TERM
              INVESTMENT .............................      108,125,661
              (Cost $108,125,661)                        --------------

TOTAL INVESTMENTS - 98.36% ...........................    1,401,945,327
              (Cost $1,203,190,212)                      --------------

NET OTHER ASSETS AND
              LIABILITIES - 1.64% ....................       23,365,744
                                                         --------------

TOTAL NET ASSETS - 100.00%............................   $1,425,311,071
                                                         ==============

     *    Non income producing security

     (a) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers. At July 31, 2007 these securities had an aggregate value of $22,680,000, which represented 1.59% of net assets.

     ADR  American Depositary Receipt
     ADS  American Depositary Shares
     GDR  Global Depositary Receipts


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS


EUROPEAN FOCUS FUND
 JULY 31, 2007 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Diversified Metal & Mining..................       6.17%
Integrated Oil & Gas........................       5.62
Oil & Gas Exploration & Products............       5.12
Real Estate Management & Development........       4.13
Gold........................................       3.84
Asset Management & Custody Banks............       3.74
Steel.......................................       3.71
Diversified Banks...........................       3.68
Investment Banking & Brokerage..............       3.66
Industrial Conglomerates....................       3.60
Diversified Capital Markets.................       3.11
Diversified Chemicals.......................       3.06
Construction & Engineering..................       3.05
Electric Utilities..........................       2.72
Application Software........................       2.67
Integrated Telecommunication Services.......       2.30
Specialty Chemicals.........................       2.23
Systems Software............................       2.20
Life Sciences Tools & Services..............       2.01
Automotive Manufacturers....................       1.70
Personal Products...........................       1.61
Electric Components & Equipment.............       1.59
Trading Company & Distribution..............       1.55
Pharmaceuticals.............................       1.46
Precious Metal & Mineral....................       1.42
Oil & Gas Refining & Marketing..............       1.28
Specialty Stores............................       1.26
Gas Utilities...............................       1.23
Department Stores...........................       1.11
Oil & Gas Drilling..........................       0.99
Industrial Machinery........................       0.90
Packaged Foods & Meats......................       0.87
Homebuilding................................       0.80
Air Freight & Logistics.....................       0.76
Forest Products.............................       0.60
Building Products...........................       0.58
Soft Drinks.................................       0.57
Thrifts & Mortgage Finance..................       0.56
Property & Casualty Insurance...............       0.52
Construction Materials......................       0.48
Reinsurance.................................       0.48
Airlines....................................       0.46
Diversified Commercial &
    Professional Services...................       0.43
Office Services & Supply....................       0.41
Human Resources & Employment Services.......       0.24
Tires & Rubber..............................       0.22
Agricultural Products.......................       0.07
                                                 -------
Long Term Investments.......................      90.77
Short Term Investment.......................       7.59
                                                 -------
Total Investments...........................      98.36
Net Other Assets and Liabilities............       1.64
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL EQUITY INCOME FUND
 JULY 31, 2007

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

COMMON STOCKS - 91.95%

                FRANCE - 4.66%
      130,000   France Telecom S.A. ..................     $  3,489,637
       40,000   Natixis ..............................          886,844
       25,000   Sanofi-Aventis .......................        2,089,839
       10,000   Schneider Electric S.A. ..............        1,339,378
                                                           ------------
                                                              7,805,698
                                                           ------------

                GERMANY - 6.71%
       23,800   Deutsche Bank AG .....................        3,227,415
       84,000   Deutsche Telekom AG ..................        1,437,599
       20,000   E.ON AG ..............................        3,154,852
       60,000   Heidelberger
                Druckmaschinen AG ....................        2,900,896
        3,000   Muenchener
                Rueckversicherungs-
                Gesellschaft AG ......................          514,859
                                                           ------------
                                                             11,235,621
                                                           ------------

                GREECE - 4.70%
      105,000   Hellenic Telecommunications
                Organization S.A. ....................        3,186,112
       50,000   National Bank of Greece S.A. .........        2,951,728
       50,000   OPAP S.A. ............................        1,729,977
                                                           ------------
                                                              7,867,817
                                                           ------------

                HONG KONG - 3.87%
      620,000   Citic Pacific, Ltd. ..................        3,202,206
    2,750,000   CNOOC, Ltd. ..........................        3,274,428
                                                           ------------
                                                              6,476,634
                                                           ------------

                ITALY - 5.39%
      400,000   Enel SpA .............................        4,126,622
      140,000   ENI SpA ..............................        4,892,779
                                                           ------------
                                                              9,019,401
                                                           ------------

                LUXEMBOURG - 0.25%
       20,000   SES ..................................          422,292
                                                           ------------

                NETHERLANDS - 2.90%
       98,671   ING Groep N.V. .......................        4,173,602
       44,000   Koninklijke (Royal) KPN N.V. .........          679,257
                                                           ------------
                                                              4,852,859
                                                           ------------

                NEW ZEALAND - 1.18%
      570,000   Telecom Corporation of
                New Zealand, Ltd. ....................        1,969,566
                                                           ------------

                NORWAY - 0.70%
       40,000   Statoil ASA ..........................        1,174,311
                                                           ------------


                                                                 VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------
                SINGAPORE - 2.39%
    1,050,000   Singapore Technologies
                Engineering, Ltd. ....................     $  2,527,877
      650,000   Singapore
                Telecommunications, Ltd. .............        1,481,576
                                                           ------------
                                                              4,009,453
                                                           ------------

                SOUTH AFRICA - 0.33%
        4,000   Anglo Platinum, Ltd. .................          549,830
                                                           ------------

                SPAIN - 2.25%
       70,000   Endesa S.A. ..........................        3,775,757
                                                           ------------

                TAIWAN - 8.61%
    2,400,000   Far EasTone Telecommunications
                Co., Ltd. ............................        2,789,303
    2,500,000   Taiwan Mobile Co., Ltd. ..............        2,959,998
      281,399   Taiwan Semiconductor
                Manufacturing Co., Ltd. ..............        2,856,200
    2,200,000   U-Ming Marine
                Transport Corp. * ....................        5,806,091
                                                           ------------
                                                             14,411,592
                                                           ------------

                UNITED KINGDOM - 46.68%
      120,000   Alfred McAlpine plc ..................        1,091,220
       65,000   Alliance & Leicester plc .............        1,346,669
      300,000   Barclays plc .........................        4,209,001
       27,751   BP plc ...............................          322,183
       48,000   British American Tobacco plc .........        1,549,780
      450,000   BT Group plc .........................        2,864,539
       93,333   De La Rue plc ........................        1,399,667
      233,000   Diageo plc ...........................        4,746,658
      750,000   Electrocomponents plc ................        3,761,472
      610,000   Friends Provident plc ................        2,282,663
      185,000   GKN plc ..............................        1,429,165
      125,000   GlaxoSmithKline plc ..................        3,188,229
      333,000   Hiscox, Ltd. .........................        1,803,888
    1,837,176   Kingston Communications
                (Hull) plc ...........................        2,799,762
      900,000   Legal & General Group plc ............        2,551,498
      450,000   Lloyds TSB Group plc .................        5,047,174
       38,100   Meggitt plc ..........................          235,371
      700,000   Northumbrian Water
                Group plc ............................        4,274,467
      430,000   Rentokil Initial plc .................        1,348,594
      150,000   Resolution plc .......................        1,999,969
      180,000   Rexam plc ............................        1,828,496
      300,000   Royal Bank of Scotland
                Group plc ............................        3,589,453
       90,000   Scottish & Newcastle plc .............        1,080,024
      157,246   Scottish & Southern
                Energy plc ...........................        4,573,150
       85,000   Severn Trent plc .....................        2,209,347
       50,000   Unilever plc .........................        1,556,274


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS


GLOBAL EQUITY INCOME FUND
 JULY 31, 2007 (CONTINUED)

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------
                UNITED KINGDOM - (continued)
       94,000   United Utilities plc .................      $ 1,270,834
      200,000   Venture Production plc ...............        3,121,806
    1,757,749   Vodafone Group plc ...................        5,333,179
      198,630   Wincanton plc ........................        1,540,777
      410,000   Yell Group plc .......................        3,815,257
                                                           ------------
                                                             78,170,566
                                                           ------------

                UNITED STATES - 1.33%
        3,438   Altria Group, Inc. ...................          228,524
        5,337   Bank of America Corp. ................          253,081
        5,928   Citigroup, Inc. ......................          276,067
        6,528   H.J. Heinz Co. .......................          285,665
        2,379   Kraft Foods, Inc., Class A ...........           77,912
        5,694   Merck & Co., Inc. ....................          282,707
        9,277   Pfizer, Inc. .........................          218,102
        5,928   Progress Energy, Inc. ................          258,816
        8,306   Verizon Communications, Inc. .........          354,002
                                                           ------------
                                                              2,234,876
                                                           ------------

                TOTAL LONG TERM
                INVESTMENTS ..........................      153,976,273
                (Cost $156,887,438)                        ------------

SHORT TERM INVESTMENT - 4.55%

    7,613,474   Fidelity Institutional Money
                Market Funds - Prime Money
                Market Portfolio .....................        7,613,474
                                                           ------------

               TOTAL SHORT TERM
               INVESTMENT ............................        7,613,474
               (Cost $7,613,474)                           ------------

TOTAL INVESTMENTS - 96.50%
               (Cost $164,500,912) ...................      161,589,747
                                                           ------------

NET OTHER ASSETS AND LIABILITIES - 3.50%                      5,856,668
                                                           ------------

TOTAL NET ASSETS - 100.00%............................     $167,446,415
                                                           ============

*    Non income producing security OTHER INFORMATION:


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Integrated Telecommunication Services.......      10.91%
Diversified Banks...........................      10.77
Electric Utilities..........................       9.49
Wireless Telecommunication Services.........       6.62
Life & Health Insurance.....................       4.08
Water Utilities.............................       3.87
Oil & Gas Exploration & Products............       3.82
Integrated Oil & Gas........................       3.81
Marine......................................       3.47
Pharmaceuticals.............................       3.45
Distillers & Vintners.......................       2.83
Other Diversified Financial Services........       2.81
Publishing..................................       2.28
Technology Distributors.....................       2.25
Diversified Capital Markets.................       1.93
Industrial Conglomerates....................       1.91
Industrial Machinery........................       1.73
Semiconductors..............................       1.71
Aerospace & Defense.........................       1.65
Packaged Foods & Meats......................       1.15
Metal & Glass Containers....................       1.09
Property & Casualty Insurance...............       1.08
Tobacco.....................................       1.06
Casinos & Gaming............................       1.03
Air Freight & Logistics.....................       0.92
Auto Parts & Equipment......................       0.85
Commercial Printing.........................       0.83
Environment & Facilities Services...........       0.81
Electric Components & Equipment.............       0.80
Multi-Utilities.............................       0.76
Diversified Commercial &
    Professional Services...................       0.65
Brewers.....................................       0.64
Precious Metal & Mineral....................       0.33
Reinsurance.................................       0.31
Broadcasting & Cable TV.....................       0.25
                                                 -------
Long Term Investments.......................      91.95
Short Term Investment.......................       4.55
                                                 -------
Total Investments...........................      96.50
Net Other Assets and Liabilities............       3.50
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL OPPORTUNITIES FUND
JULY 31, 2007

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

COMMON STOCKS - 93.01%

                CANADA - 6.61%
        1,849   ACE Aviation Holdings, Inc.,
                Class A * ............................      $    44,804
          164   Aeroplan Income Fund * ...............            3,253
          144   Aeroplan Income Fund .................            2,826
        5,548   BCE, Inc. ............................          209,936
          109   Jazz Air Income Fund * ...............              828
        4,577   Oilexco, Inc. * ......................           55,160
        1,314   Shoppers Drug Mart Corp. .............           64,370
        1,495   SNC-Lavalin Group, Inc. ..............           54,107
                                                            -----------
                                                                435,284
                                                            -----------

                CHINA - 1.28%
          758   Focus Media Holding,
                Ltd., ADR* ...........................           31,313
       34,000   Lianhua Supermarket
                Holdings, Ltd. .......................           52,831
                                                            -----------
                                                                 84,144
                                                            -----------

                CYPRUS - 0.53%
        2,653   Marfin Popular Bank Public
                Co., Ltd. ............................           35,075
                                                            -----------

                CZECH REPUBLIC - 2.19%
        5,055   Telefonica 02 Czech
                Republic a.s. ........................          144,091
                                                            -----------

                FINLAND - 0.71%
        1,640   Nokia Oyj ............................           46,911
                                                            -----------

                FRANCE - 2.75%
          700   Parrot S.A. * ........................           36,066
        1,080   Schneider Electric S.A. ..............          144,653
                                                            -----------
                                                                180,719
                                                            -----------

                GERMANY - 2.75%
          909   E.ON AG ..............................          143,388
          299   Siemens AG ...........................           37,570
                                                            -----------
                                                                180,958
                                                            -----------

                GREECE - 3.02%
        5,553   EFG Eurobank Ergasias ................          198,998
                                                            -----------

                HONG KONG - 2.11%
       41,000   AMVIG Holdings, Ltd. .................           55,526
        6,000   Henderson Land Development
                Co., Ltd. ............................           43,086
       16,800   NWS Holdings, Ltd. ...................           40,248
                                                            -----------
                                                                138,860
                                                            -----------

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

                ITALY - 2.59%
        4,079   ENI SpA ..............................      $   142,555
        3,275   UniCredito Italiano SpA ..............           27,632
                                                            -----------
                                                                170,187
                                                            -----------

                JAPAN - 12.90%
       10,000   Daiwa Securities Group, Inc. .........          105,977
       10,000   Hino Motors, Ltd. ....................           70,478
       28,000   Hokuhoku Financial Group, Inc. .......           88,386
        1,600   Leopalace21 Corp. ....................           51,202
          300   Nintendo Co., Ltd. ...................          146,908
        3,100   NSD Co., Ltd. ........................           50,270
           32   NTT DoCoMo, Inc. .....................           44,426
        8,000   Sekisui Chemical Co., Ltd. ...........           62,780
          300   SMC Corp. ............................           39,889
            6   Sumitomo Mitsui Financial
                Group, Inc. ..........................           54,476
          700   TDK Corp. ............................           59,723
        5,000   Yamato Holdings Co., Ltd. ............           74,555
                                                            -----------
                                                                849,070
                                                            -----------

                KOREA - 1.10%
          110   Samsung Electronics Co., Ltd. ........           72,415
                                                            -----------

                LUXEMBOURG - 0.59%
          806   Tenaris S.A., ADR ....................           38,825
                                                            -----------

                NETHERLANDS - 0.70%
        1,580   ASML Holding N.V. * ..................           46,356
                                                            -----------

                PHILIPPINES - 0.42%
        2,400   Ayala Corp. ..........................           27,728
                                                            -----------

                SINGAPORE - 0.67%
        3,000   United Overseas Bank, Ltd. ...........           43,928
                                                            -----------

                SPAIN - 2.26%
        6,369   Telefonica S.A. ......................          148,690
                                                            -----------

                SWITZERLAND - 6.34%
        2,273   Compagnie Financiere
                Richemont AG .........................          142,442
        2,038   Credit Suisse Group ..................          133,027
          487   Zurich Financial Services AG .........          141,662
                                                            -----------
                                                                417,131
                                                            -----------

                TAIWAN - 1.55%
          680   High Tech Computer
                Corp., GDR * .........................           49,573
        5,200   Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR .........           52,780
                                                            -----------
                                                                102,353
                                                            -----------

                THAILAND - 0.81%
       33,900   Thoresen Thai Agencies Public
                Co., Ltd. ............................           53,410
                                                            -----------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL OPPORTUNITIES FUND
 JULY 31, 2007 (CONTINUED)

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

                UNITED KINGDOM - 8.20%
        3,463   Admiral Group plc ....................        $  56,693
        7,577   Compass Group plc ....................           51,098
        2,730   Dana Petroleum plc * .................           58,569
       23,602   Debenhams plc ........................           57,239
        4,505   Investec plc .........................           55,641
        3,708   Luminar plc ..........................           55,465
        3,450   Man Group plc ........................           39,204
       10,875   Premier Foods plc ....................           55,634
        8,037   Taylor Woodrow plc ...................           53,109
          895   Xstrata plc ..........................           56,857
                                                            -----------
                                                                539,509
                                                            -----------

                UNITED STATES - 32.93%
        1,113   Abbott Laboratories ..................           56,418
        2,338   Adobe Systems, Inc. * ................           94,198
          800   Aecom Technology Corp. * .............           20,760
        3,133   Alcoa, Inc. ..........................          119,681
        1,230   ALLTEL Corp. .........................           81,118
          928   American Express Co. .................           54,325
          643   American International
                Group, Inc. ..........................           41,268
        2,677   American Tower Corp.,
                Class A * ............................          111,524
          271   Apple, Inc. * ........................           35,707
          998   Autodesk, Inc. * .....................           42,285
        3,438   C-COR, Inc. * ........................           46,241
        2,435   Cablevision Systems Corp. * ..........           86,662
        1,625   CB Richard Ellis Group, Inc.,
                Class A * ............................           56,745
        4,306   Cenveo, Inc. * .......................           90,469
        1,648   Cisco Systems, Inc. * ................           47,644
          754   CommScope, Inc. * ....................           41,040
        2,038   Corrections Corporation
                of America * .........................           58,796
        2,525   CVS/Caremark Corp. ...................           88,855
          820   Exelon Corp. .........................           57,523
        1,445   Freeport-McMoRan Copper &
                Gold, Inc. ...........................          135,801
          832   General Cable Corp. * ................           66,144
          854   Peabody Energy Corp. .................           36,090
          925   PepsiCo, Inc. ........................           60,698
        3,088   Pilgrim's Pride Corp. ................          104,004
          767   Praxair, Inc. ........................           58,767
        2,627   SLM Corp. ............................          129,170
          613   Sunoco, Inc. .........................           40,899
        2,277   The Brink's Co. ......................          139,239
        1,002   The Procter & Gamble Co. .............           61,984
        1,643   The Williams Companies, Inc. .........           52,987
        1,047   Wyeth ................................           50,800
                                                            -----------
                                                              2,167,842
                                                            -----------

                TOTAL COMMON STOCKS                           6,122,484
                (Cost $5,912,941) ....................      -----------



                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

PREFERRED STOCK - 2.26%

                GERMANY - 2.26%
        1,871   Fresenius AG .........................      $   148,652
                                                            -----------

                TOTAL PREFERRED STOCK ................          148,652
                (Cost $147,321)                             -----------

                TOTAL LONG TERM
                INVESTMENTS ..........................        6,271,136
                (Cost $6,060,262)                           -----------

SHORT TERM INVESTMENT - 3.69%

      242,969   Fidelity Institutional Money
                Market Funds - Prime Money
                Market Portfolio .....................          242,969
                                                            -----------

                TOTAL SHORT TERM
                INVESTMENT ...........................          242,969
                                                            -----------
                (Cost $242,969)

TOTAL INVESTMENTS - 98.96%                                    6,514,105
                (Cost $6,303,231) ....................      -----------

NET OTHER ASSETS AND
             LIABILITIES - 1.04% .....................           68,140
                                                            -----------

TOTAL NET ASSETS - 100.00%............................      $ 6,582,245
                                                            ===========

          *  Non income producing security
        ADR  American Depositary Receipt
        GDR  Global Depositary Receipt


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL OPPORTUNITIES FUND
 JULY 31, 2007 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Integrated Telecommunication Services.......       7.64%
Diversified Banks...........................       5.47
Wireless Telecommunication Services.........       3.60
Communications Equipment....................       3.31
Electric Components & Equipment.............       3.20
Electric Utilities..........................       3.05
Diversified Commercial &
    Professional Services...................       3.00
Diversified Metal & Mining..................       2.93
Diversified Capital Markets.................       2.87
Application Software........................       2.84
Consumer Finance............................       2.79
Multi-line Insurance........................       2.78
Packaged Foods & Meats......................       2.42
Drug Retail.................................       2.33
Real Estate Management & Development........       2.30
Health Care Equipment.......................       2.26
Home Entertainment Software.................       2.23
Integrated Oil & Gas........................       2.17
Apparel, Accessories & Luxury Goods.........       2.16
Semiconductors..............................       1.90
Aluminum....................................       1.82
Homebuilding................................       1.76
Oil & Gas Exploration & Products............       1.73
Pharmaceuticals.............................       1.63
Restaurants.................................       1.62
Investment Banking & Brokerage..............       1.61
Commercial Printing.........................       1.37
Regional Banks..............................       1.34
Broadcasting & Cable TV.....................       1.32
Computer Hardware...........................       1.30
Industrial Conglomerates....................       1.18
Construction & Engineering..................       1.14
Air Freight & Logistics.....................       1.13
Construction & Farm Machinery & Trucks......       1.07
Household Products..........................       0.94
Soft Drinks.................................       0.92
Electronic Equipment Manufacturing..........       0.91
Industrial Gases............................       0.89



INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
----------------------------------------------------------
Department Stores...........................       0.87%
Property & Casualty Insurance...............       0.86
Paper Packaging.............................       0.84
Marine......................................       0.81
Oil & Gas Storage & Transportation..........       0.81
Hypermarkets & Super Centers................       0.80
Semiconductor Equipment.....................       0.70
Airlines....................................       0.69
Oil & Gas Refining & Marketing..............       0.62
Industrial Machinery........................       0.61
Asset Management & Custody Banks............       0.60
Oil & Gas Equipment & Services..............       0.59
Advertising.................................       0.57
Coal & Consumable Fuels.....................       0.55
Multi-Sector Holdings.......................       0.42
                                                 -------
Long Term Investments.......................      95.27
Short Term Investment.......................       3.69
                                                 -------
Total Investments...........................      98.96
Net Other Assets and Liabilities............       1.04
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
JULY 31, 2007

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

COMMON STOCKS - 94.82%

                CHINA - 1.64%
       42,000   China High Speed Transmission
                Equipment Group Co., Ltd. * .............   $    79,962
       15,030   China Sunergy Co.,
                Ltd., ADR * .............................       172,995
       29,000   Focus Media Holding,
                Ltd., ADR * .............................     1,197,990
                                                            -----------
                                                              1,450,947
                                                            -----------

                FINLAND - 2.83%
       87,684   Nokia Oyj ...............................     2,508,132
                                                            -----------

                FRANCE - 7.43%
       27,850   Aufeminin.com S.A. * (a) ................     1,205,220
       30,500   Business Objects S.A. * .................     1,380,741
        9,150   Meetic * ................................       324,939
       22,750   Parrot S.A. * ...........................     1,172,142
       22,000   Seloger.com * ...........................     1,166,288
       20,250   UbiSoft Entertainment S.A. * ............     1,326,761
                                                            -----------
                                                              6,576,091
                                                            -----------

                GERMANY - 4.45%
      160,700   Infineon Technologies AG * ..............     2,651,040
       24,000   SAP AG ..................................     1,284,853
                                                            -----------
                                                              3,935,893
                                                            -----------

                INDIA - 1.15%
       20,500   Infosys Technologies, Ltd., ADR .........     1,016,800
                                                            -----------

                JAPAN - 5.05%
       24,200   Canon, Inc. .............................     1,285,793
        6,500   Nintendo Co., Ltd. ......................     3,183,018
                                                            -----------
                                                              4,468,811
                                                            -----------

                KOREA - 2.49%
       12,005   NHN Corp. * .............................     2,203,534
                                                            -----------

                NETHERLANDS - 5.94%
       39,950   ASML Holding N.V. * .....................     1,172,112
       50,000   Tele Atlas N.V. * .......................     1,413,603
       41,349   TomTom N.V. * ...........................     2,670,460
                                                            -----------
                                                              5,256,175
                                                            -----------

                TAIWAN - 5.08%
      243,192   Compal Electronics, Inc., GDR ...........     1,361,070
       61,541   Hon Hai Precision Industry Co.,
                Ltd., GDR ...............................     1,010,894
      102,993   Siliconware Precision
                Industries Co. ..........................       992,848
      111,227   Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR ............     1,128,954
                                                            -----------
                                                              4,493,766
                                                            -----------


                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

                UNITED KINGDOM - 2.71%
      369,000   ARM Holdings plc ........................   $ 1,095,460
      192,719   Blinkx plc * ............................       162,788
       26,000   NDS Group plc * .........................     1,136,720
                                                            -----------
                                                              2,394,968
                                                            -----------

             UNITED STATES - 56.05%
       27,850   Accenture, Ltd., Class A ................     1,173,321
       67,500   Activision, Inc. * ......................     1,154,925
       31,300   Adobe Systems, Inc. * ...................     1,261,077
       32,000   Anixter International, Inc. * ...........     2,644,800
       17,650   Apple, Inc. * ...........................     2,325,564
       91,793   Arris Group, Inc. * .....................     1,360,372
       26,110   Autodesk, Inc. * ........................     1,106,281
       26,800   Automatic Data Processing, Inc. .........     1,244,056
      156,900   Brocade Communications
                Systems, Inc. * .........................     1,104,576
      171,533   C-COR, Inc. * ...........................     2,307,119
       87,000   Cisco Systems, Inc. * ...................     2,515,170
       35,900   Citrix Systems, Inc. * ..................     1,298,503
       43,897   CommScope, Inc. * .......................     2,389,314
       40,000   Dell, Inc. * ............................     1,118,800
       50,500   Electronics for Imaging, Inc. * .........     1,326,130
       63,673   EMC Corp. * .............................     1,178,587
       15,000   F5 Networks, Inc. * .....................     1,300,350
       70,000   Foundry Networks, Inc. * ................     1,231,300
       15,050   Garmin, Ltd. ............................     1,262,695
        2,270   Google, Inc., Class A * .................     1,157,700
       29,650   Hewlett-Packard Co. .....................     1,364,789
       53,100   Intel Corp. .............................     1,254,222
       11,250   International Business
                Machines Corp. ..........................     1,244,812
       27,305   Microchip Technology, Inc. ..............       991,445
       22,600   MICROS Systems, Inc. * ..................     1,204,128
       53,600   Microsoft Corp. .........................     1,553,864
      111,100   ON Semiconductor Corp. * ................     1,313,202
       59,950   Oracle Corp. * ..........................     1,146,244
       25,000   Priceline.com, Inc. * ...................     1,595,000
       23,000   QUALCOMM, Inc. ..........................       957,950
       27,900   Tessera Technologies, Inc. * ............     1,147,527
       60,000   Texas Instruments, Inc. .................     2,111,400
       28,400   Varian Semiconductor
                Equipment Associates, Inc. * ............     1,334,800
       56,000   VistaPrint, Ltd. * ......................     1,912,400
                                                            -----------
                                                             49,592,423
                                                            -----------

                TOTAL LONG TERM
                INVESTMENTS .............................    83,897,540
                (Cost $71,213,258)                          -----------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
JULY 31, 2007 (CONTINUED)

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

SHORT TERM INVESTMENT - 5.78%

    5,114,916   Fidelity Institutional Money
                Market Funds - Prime Money
                Market Portfolio ........................   $ 5,114,916
                                                            -----------

                TOTAL SHORT TERM
                INVESTMENT ..............................     5,114,916
                (Cost $5,114,916)                           -----------

TOTAL INVESTMENTS - 100.60%
                (Cost $76,328,174) ......................    89,012,456
                                                            -----------

NET OTHER ASSETS AND
                LIABILITIES - (0.60)% ...................     (526,686)
                                                            -----------

TOTAL NET ASSETS - 100.00%...............................   $88,485,770
                                                            ===========


     *    Non income producing security

     (a) Security was fair valued under procedures adopted by the Board of Trustees (see note 2)

     ADR  American Depositary Receipt
     GDR  Global Depositary Receipts


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Communications Equipment....................      17.79%
Semiconductors..............................      13.04
Application Software........................       8.44
Computer Hardware...........................       8.38
Internet Software & Services................       6.51
Home Entertainment Software.................       6.40
Consumer Electronics........................       6.05
Systems Software............................       4.41
Semiconductor Equipment.....................       4.13
Computer Storage & Peripheral...............       4.08
Technology Distributors.....................       2.99
Advertising.................................       2.67
IT Consulting & Other Services..............       2.48
Internet Retail.............................       1.80
Office Electronics..........................       1.45
Data Processing & Outsourced Services.......       1.41
Publishing..................................       1.36
Electronic Equipment Manufacturing..........       1.14
Electric Components & Equipment.............       0.20
Industrial Conglomerates....................       0.09
                                                 -------
Long Term Investments.......................      94.82
Short Term Investment.......................       5.78
                                                 -------
Total Investments...........................     100.60
Net Other Assets and Liabilities............      (0.60)
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2007

                                                                VALUE
   SHARES                                                      (NOTE 2)
------------------------------------------------------------------------

COMMON STOCKS - 90.29%

               AUSTRALIA - 2.29%
    1,525,000  BHP Billiton, Ltd. (a)                     $   48,550,703
      410,600  Macquarie Bank, Ltd. (a)                       28,533,117
                                                          --------------
                                                              77,083,820
                                                          --------------

               CHINA - 5.04%
    4,400,000  Angang Steel Co., Ltd. (a)                     12,110,645
   36,500,000  Bank of China, Ltd.,
               Class H (a)                                    19,115,129
   23,848,000  China COSCO Holdings
               Co., Ltd., Class H (a)                         41,974,290
      249,000  Focus Media Holding,
               Ltd., ADR * (a)                                10,286,190
   11,125,000  Foxconn International
               Holdings, Ltd. * (a)                           31,981,262
   14,800,000  PetroChina Co., Ltd.,
               Class H (a)                                    21,914,004
   77,552,000  SRE Group, Ltd.                                32,557,838
                                                          --------------
                                                             169,939,358
                                                          --------------

               FINLAND - 0.52%
      612,561  Nokia Oyj                                      17,521,823
                                                          --------------

               FRANCE - 10.33%
      670,000  L'Oreal S.A.                                   76,586,008
    1,000,000  Rhodia S.A. *                                  45,285,229
      476,470  Schneider Electric S.A.                        63,817,324
    1,276,042  Sodexho Alliance S.A.                          83,966,701
    1,102,032  Vinci S.A. (a)                                 78,774,941
                                                          --------------
                                                             348,430,203
                                                          --------------

               GERMANY - 10.07%
      920,000  Bayer AG                                       64,872,964
      972,000  Beiersdorf AG                                  67,562,076
      750,000  DaimlerChrysler AG                             67,395,989
      185,874  Puma AG Rudolf
               Dassler Sport                                  74,526,018
    1,215,000  SAP AG                                         65,045,700
                                                          --------------
                                                             339,402,747
                                                          --------------

               GREECE - 4.57%
      840,000  Coca-Cola Hellenic Bottling
               Co., S.A.                                      37,645,876
    5,247,686  Marfin Investment
               Group S.A.                                     49,768,987
    1,130,000  National Bank of
               Greece S.A.                                    66,709,052
                                                          --------------
                                                             154,123,915
                                                          --------------


                                                                VALUE
   SHARES                                                      (NOTE 2)
------------------------------------------------------------------------

               HONG KONG - 1.62%
      885,000  China Mobile, Ltd.                         $   10,194,706
   33,900,000  China Power International
               Development, Ltd. (a)                          17,836,614
   99,200,000  Neo-China Group (Holdings),
               Ltd. (a) 26,640,198
                                                          --------------
                                                              54,671,518
                                                          --------------

               INDIA - 0.05%
       40,000  ICICI Bank, Ltd., ADR (a)                       1,772,800
                                                          --------------

               ITALY - 3.43%
    7,608,903  Parmalat SpA                                   27,024,111
    2,475,000  Saipem SpA                                     88,637,666
                                                          --------------
                                                             115,661,777
                                                          --------------

               JAPAN - 18.51%
    5,400,000  Daiwa Securities Group, Inc.                   57,227,830
   10,600,000  Hino Motors, Ltd. (a)                          74,706,399
   21,000,000  Hokuhoku Financial
               Group, Inc. (a)                                66,289,405
    1,790,000  Leopalace21 Corp. (a)                          57,281,967
       43,200  Nintendo Co., Ltd. (a)                         21,154,826
    2,403,400  NSD Co., Ltd.                                  38,973,611
       41,135  NTT DoCoMo, Inc.                               57,108,217
    8,459,000  Sekisui Chemical Co., Ltd.                     66,382,082
        6,509  Sumitomo Mitsui Financial
               Group, Inc. (a)                                59,097,595
      673,300  TDK Corp.                                      57,445,565
    4,600,000  Yamato Holdings Co.,
               Ltd. (a) 68,590,411
                                                          --------------
                                                             624,257,908
                                                          --------------

               KOREA - 3.12%
      267,190  Hyundai Marine & Fire
               Insurance Co., Ltd. (a)                         5,086,736
       95,000  NHN Corp. *                                    17,437,376
       40,000  Samsung Electronics
               Co., Ltd.                                      26,332,568
      828,718  Shinhan Financial Group
               Co., Ltd. (a)                                  56,322,387
                                                          --------------
                                                             105,179,067
                                                          --------------

               NETHERLANDS - 3.17%
      604,400  ASML Holding N.V. *                            17,732,779
    2,210,000  Koninklijke (Royal)
               KPN N.V.                                       89,065,841
                                                          --------------
                                                             106,798,620
                                                          --------------

               NORWAY - 2.16%
    2,480,000  Statoil ASA                                    72,807,282
                                                          --------------

               RUSSIA - 2.40%
    1,878,913  OAO Gazprom, ADS                               80,949,145
                                                          --------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS


                                                        PORTFOLIO OF INVESTMENTS


INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2007 (CONTINUED)

                                                                VALUE
   SHARES                                                      (NOTE 2)
------------------------------------------------------------------------

               SINGAPORE - 1.91%
    2,935,000  DBS Group Holdings,
               Ltd. (a)                                   $   44,082,221
   18,350,000  Noble Group, Ltd. (a)                          20,278,148
                                                          --------------
                                                              64,360,369
                                                          --------------

               SPAIN - 2.69%
    1,511,400  Industria de Diseno
               Textil S.A. * (a)                              90,601,659
                                                          --------------

               SWITZERLAND - 6.29%
      965,884  Kuehne & Nagel
               International AG                               94,309,317
      520,000  Petroplus Holdings AG *                        49,797,528
    1,225,000  UBS AG                                         67,958,289
                                                          --------------
                                                             212,065,134
                                                          --------------

               TAIWAN - 0.46%
      937,000  Hon Hai Precision Industry
               Co., Ltd., GDR                                 15,391,487
                                                          --------------

               TURKEY - 1.73%
    8,410,286  Turkiye Halk Bankasi A.S.*                     58,265,061
                                                          --------------

               UNITED KINGDOM - 7.33%
    6,206,685  Capita Group plc                               90,412,023
   14,104,801  Debenhams plc                                  34,206,514
    5,150,000  Hochschild Mining plc                          37,063,172
      190,000  Rio Tinto plc                                  13,712,416
    1,132,000  Xstrata plc                                    71,913,313
                                                          --------------
                                                             247,307,438
                                                          --------------

               UNITED STATES - 2.60%
      427,500  Adobe Systems, Inc. *                          17,223,975
      137,000  Apple, Inc. *                                  18,051,120
      381,450  Autodesk, Inc. *                               16,162,036
      681,333  Cisco Systems, Inc. *                          19,697,337
      302,218  CommScope, Inc. * (a)                          16,449,726
                                                          --------------
                                                              87,584,194
                                                          --------------

               TOTAL COMMON STOCKS                         3,044,175,325
               (Cost $2,570,500,652)                      --------------


PREFERRED STOCKS - 2.79%

               GERMANY - 2.79%
    1,183,654  Fresenius AG                                   94,041,872
                                                          --------------

               TOTAL PREFERRED STOCK                          94,041,872
               (Cost $68,054,943)                         --------------


               TOTAL LONG TERM
               INVESTMENTS                                 3,138,217,197
               (Cost $2,638,555,595)                      --------------


                                                                VALUE
   SHARES                                                      (NOTE 2)
------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 21.69%

  254,221,352  Fidelity Institutional Money
               Market Funds - Prime
               Money Market Portfolio                     $  254,221,352

  477,205,732  State Street Navigator
               Securities Lending
               Prime Portfolio                               477,205,732
                                                          --------------

               TOTAL SHORT TERM
               INVESTMENTS                                   731,427,084
               (Cost $731,427,084)                        --------------

TOTAL INVESTMENTS - 114.77%                                3,869,644,281
               (Cost $3,369,982,679)                      --------------

NET OTHER ASSETS AND
               LIABILITIES (14.77)%                         (498,104,942)
                                                          --------------

TOTAL NET ASSETS - 100.00%............................    $3,371,539,339
                                                          ==============

     (a) This security or a partial position of the security was on loan at July 31, 2007. The total value of securities on loan at July 31, 2007 was $454,208,011, which was collateralized by $477,205,732 invested in State Street Navigator Securities Lending Prime Portfolio Money Market Fund.

     *    Non income producing security

     ADR  American Depositary Receipt
     ADS  American Depositary Shares
     GDR  Global Depositary Receipts


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2007 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Diversified Banks...........................       9.06%
Integrated Oil & Gas........................       5.21
Personal Products...........................       4.27
Application Software........................       4.08
Marine......................................       4.04
Investment Banking & Brokerage..............       4.02
Diversified Metal & Mining..................       3.98
Real Estate Management & Development........       3.45
Health Care Equipment.......................       2.79
Apparel Retail..............................       2.69
Human Resources & Employment Services.......       2.68
Consumer Electronics........................       2.64
Oil & Gas Equipment & Services..............       2.63
Communications Equipment....................       2.54
Restaurants.................................       2.49
Construction & Engineering..................       2.34
Construction & Farm Machinery & Trucks......       2.22
Footwear....................................       2.21
Electronic Equipment Manufacturing..........       2.16
Air Freight & Logistics.....................       2.03
Diversified Capital Markets.................       2.02
Automotive Manufacturers....................       2.00
Wireless Telecommunication Services.........       1.99
Homebuilding................................       1.97
Regional Banks..............................       1.97
Diversified Chemicals.......................       1.92
Electric Components & Equipment.............       1.89
Oil & Gas Refining & Marketing..............       1.48
Specialty Chemicals.........................       1.34
Soft Drinks.................................       1.12
Precious Metal & Mineral....................       1.10
Department Stores...........................       1.01
Packaged Foods & Meats......................       0.80
Semiconductors..............................       0.78
Home Entertainment Software.................       0.63
Trading Company & Distribution..............       0.60
Computer Hardware...........................       0.54
Industrial Power Products...................       0.53
Semiconductor Equipment.....................       0.53
Internet Software & Services................       0.52
Steel.......................................       0.36
Advertising.................................       0.30
Property & Casualty Insurance...............       0.15
                                                 -------
Long Term Investments.......................      93.08
Short Term Investments......................      21.69
                                                 -------
Total Investments...........................     114.77
Net Other Assets and Liabilities............     (14.77)
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

JAPAN-ASIA FOCUS FUND
JULY 31, 2007

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

COMMON STOCKS - 95.52%

                AUSTRALIA - 2.64%
       81,000   BHP Billiton, Ltd. ...................      $ 2,578,759
                                                            -----------

                CHINA - 3.22%
      126,000   Dongfang Electrical Machinery
                Co., Ltd., Class H ...................          804,257
      300,000   Foxconn International
                Holdings, Ltd. * .....................          862,416
    2,409,000   SRE group, Ltd. ......................        1,011,345
    1,000,000   Sinotrans, Ltd., Class H .............          470,691
                                                            -----------
                                                              3,148,709
                                                            -----------

                JAPAN - 84.24%
       88,000   Aeon Co., Ltd. .......................        1,412,710
      127,000   Bridgestone Corp. ....................        2,679,942
      137,000   Daiwa Securities Group, Inc. .........        1,451,891
      530,000   Furukawa-Sky Aluminum Corp. ..........        2,236,596
      432,000   Hino Motors, Ltd. ....................        3,044,638
      114,990   Hitachi Systems & Services, Ltd. .....        2,352,573
      237,000   Hitachi, Ltd. ........................        1,694,922
      768,000   Hokuhoku Financial Group, Inc. .......        2,424,298
       43,200   ITOCHU Techno-Solutions Corp. ........        1,565,476
      281,500   Kanto Tsukuba Bank, Ltd. .............        2,183,206
       95,700   Kappa Create Co., Ltd. ...............        1,464,224
       84,700   Leopalace21 Corp. ....................        2,710,493
          445   Mitsubishi UFJ Financial
                Group, Inc. ..........................        4,750,571
          293   Nippon Paper Group, Inc. .............          959,686
    1,217,000   Nishi-Nippon City Bank, Ltd. .........        4,080,589
       77,600   Nissha Printing Co., Ltd. ............        2,005,438
       62,000   NS Solutions Corp. ...................        1,746,459
      107,000   NSD Co., Ltd. ........................        1,735,115
        1,969   NTT DoCoMo, Inc. .....................        2,733,587
       82,400   Otsuka Kagu, Ltd. ....................        2,087,922
       70,200   Resorttrust, Inc. ....................        1,679,460
      471,000   Sekisui Chemical Co., Ltd. ...........        3,696,177
      128,500   Shinko Electric Industries
                Co., Ltd. ............................        3,117,725
       12,400   SMC Corp. ............................        1,648,730
          504   Sumitomo Mitsui Financial
                Group, Inc. ..........................        4,576,001
       83,000   Tadano, Ltd. .........................        1,185,312
       32,000   Takeda Pharmaceutical Co., Ltd. ......        2,089,324
       36,500   Takefuji Corp. .......................        1,135,772
       30,600   TDK Corp. ............................        2,610,774
       84,070   Token Corp. ..........................        5,106,533
       66,000   Toyo Seikan Kaisha, Ltd. .............        1,155,765
    1,219,000   Ube Industries, Ltd. .................        3,678,973
       65,600   Xebio Co., Ltd. ......................        1,851,300
      238,000   Yamato Holdings Co., Ltd. ............        3,548,808
                                                            -----------
                                                             82,400,990
                                                            -----------

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

                KOREA - 2.39%
        4,600   Hyundai Marine & Fire
                Insurance Co., Ltd. ..................      $    87,574
        1,400   Samsung Electronics Co., Ltd. ........          921,640
       19,585   Shinhan Financial Group
                Co., Ltd. ............................        1,331,061
                                                            -----------
                                                              2,340,275
                                                            -----------

                SINGAPORE - 1.55%
      100,900   DBS Group Holdings, Ltd. .............        1,515,467
                                                            -----------

                TAIWAN - 0.67%
       40,000   Hon Hai Precision Industry
                Co., Ltd., GDR .......................          657,054
                                                            -----------

                THAILAND - 0.81%
      500,000   Thoresen Thai Agencies
                Public Co., Ltd. .....................          787,765
                                                            -----------

                TOTAL LONG TERM
                INVESTMENTS ..........................       93,429,019
                (Cost $95,850,800)                          -----------

SHORT TERM INVESTMENT - 4.14%

    4,045,898   Fidelity Institutional Money
                Market Funds - Prime Money
                Market Portfolio .....................        4,045,898
                                                            -----------

                TOTAL SHORT TERM
                INVESTMENT ...........................        4,045,898
                (Cost $4,045,898)                           -----------

TOTAL INVESTMENTS - 99.66% ...........................       97,474,917
                (Cost $99,896,698)                          -----------

NET OTHER ASSETS AND
             LIABILITIES - 0.34% .....................          337,114
                                                            -----------

TOTAL NET ASSETS - 100.00%............................      $97,812,031
                                                            ===========

          *  Non income producing security
        GDR  Global Depositary Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

JAPAN-ASIA FOCUS FUND
JULY 31, 2007 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Diversified Banks...........................      12.44%
Homebuilding................................       9.00
Regional Banks..............................       8.88
IT Consulting & Other Services..............       5.80
Electronic Equipment Manufacturing..........       5.07
Construction & Farm Machinery & Trucks......       4.32
Semiconductors..............................       4.13
Air Freight & Logistics.....................       4.11
Real Estate Management & Development........       3.80
Diversified Chemicals.......................       3.76
Wireless Telecommunication Services.........       2.80
Tires & Rubber..............................       2.74
Diversified Metal & Mining..................       2.64
Aluminum....................................       2.29
Pharmaceuticals.............................       2.14
Home Furnishing Retail......................       2.14
Commercial Printing.........................       2.05
Apparel Retail..............................       1.89
Application Software........................       1.77
Hotels, Resorts & Cruises...................       1.72
Industrial Machinery........................       1.69
Restaurants.................................       1.50
Investment Banking & Brokerage..............       1.48
Hypermarkets & Super Centers................       1.44
Metal & Glass Containers....................       1.18
Consumer Finance............................       1.16
Paper Products..............................       0.98
Communications Equipment....................       0.88
Heavy Electrical Equipment..................       0.82
Marine......................................       0.81
Property & Casualty Insurance...............       0.09
                                                 -------
Long Term Investments.......................      95.52
Short Term Investment.......................       4.14
                                                 -------
Total Investments...........................      99.66
Net Other Assets and Liabilities............       0.34
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

US FOCUS FUND
JULY 31, 2007

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

COMMON STOCKS - 97.25%

                AIRLINES - 2.43%
       12,759   ACE Aviation Holdings, Inc.,
                Class A (Canada) * ...................      $   309,168
        1,339   Jazz Air Income Fund
                (Canada) * ...........................           10,167
                                                            -----------
                                                                319,335
                                                            -----------

                BEVERAGES - 2.76%
        5,513   PepsiCo, Inc. ........................          361,763
                                                            -----------

                CHEMICALS - 3.21%
        5,491   Praxair, Inc. ........................          420,720
                                                            -----------

                COMMERCIAL SERVICES &
                SUPPLIES - 8.28%
       13,902   Cenveo, Inc. * .......................          292,081
       15,642   Corrections Corporation of
                America * ............................          451,272
        5,611   The Brink's Co. ......................          343,112
                                                            -----------
                                                              1,086,465
                                                            -----------

                COMMUNICATIONS
                EQUIPMENT - 2.83%
        8,784   C-COR, Inc. * ........................          118,145
        4,869   Cisco Systems, Inc. * ................          140,762
        2,060   CommScope, Inc. * ....................          112,126
                                                            -----------
                                                                371,033
                                                            -----------

                COMPUTER &
                PERIPHERAL - 3.57%
        3,555   Apple, Inc. * ........................          468,407
                                                            -----------

                CONSTRUCTION &
                ENGINEERING - 4.18%
        4,000   Aecom Technology Corp. * .............          103,800
       12,296   SNC-Lavalin Group,
                Inc. (Canada) ........................          445,021
                                                            -----------
                                                                548,821
                                                            -----------

                CONSUMER FINANCE - 5.06%
        5,858   American Express Co. .................          342,927
        6,515   SLM Corp. ............................          320,343
                                                            -----------
                                                                663,270
                                                            -----------

                DIVERSIFIED TELECOMMUNICATION
                SERVICES - 2.30%
        7,965   BCE, Inc. (Canada) ...................          301,396
                                                            -----------

                ELECTRIC UTILITIES - 3.43%
        6,410   Exelon Corp. .........................          449,662
                                                            -----------


                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

                ELECTRICAL EQUIPMENT - 4.45%
        7,342   General Cable Corp. * ................      $   583,689
                                                            -----------

                FOOD & STAPLES
                RETAILING - 6.18%
       10,840   CVS/Caremark Corp. ...................          381,460
        8,761   Shoppers Drug Mart Corp.
                (Canada) .............................          429,180
                                                            -----------
                                                                810,640
                                                            -----------

                FOOD PRODUCTS - 3.05%
       11,885   Pilgrim's Pride Corp. ................          400,287
                                                            -----------

                HOUSEHOLD PRODUCTS - 3.04%
        6,447   The Procter & Gamble Co. .............          398,811
                                                            -----------

                INSURANCE - 2.39%
        4,882   American International
                Group, Inc. ..........................          313,327
                                                            -----------

                INTERNET RETAIL - 0.87%
        1,800   Priceline.com, Inc. * ................          114,840
                                                            -----------

                INTERNET SOFTWARE &
                SERVICES - 0.68%
        2,600   VistaPrint, Ltd. * ...................           88,790
                                                            -----------

                MEDIA - 3.89%
        2,009   Aeroplan Income Fund
                (Canada) * ...........................           39,849
        2,265   Aeroplan Income Fund
                (Canada) .............................           44,459
       11,954   Cablevision Systems Corp. * ..........          425,443
                                                            -----------
                                                                509,751
                                                            -----------

                METAL & MINING - 6.30%
        8,368   Alcoa, Inc. ..........................          319,658
        5,395   Freeport-McMoRan Copper
                & Gold, Inc. .........................          507,022
                                                            -----------
                                                                826,680
                                                            -----------

                OIL, GAS & CONSUMABLE
                FUELS - 7.12%
        7,436   Peabody Energy Corp. .................          314,245
        3,000   Sunoco, Inc. .........................          200,160
       13,000   The Williams Companies, Inc. .........          419,250
                                                            -----------
                                                                933,655
                                                            -----------

                PHARMACEUTICALS - 5.77%
        7,491   Abbott Laboratories ..................          379,719
        7,778   Wyeth ................................          377,388
                                                            -----------
                                                                757,107
                                                            -----------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
US FOCUS FUND
JULY 31, 2007 (CONTINUED)

                                                                VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

                REAL ESTATE MANAGEMENT &
                DEVELOPMENT - 2.87%
      10,769    CB Richard Ellis Group, Inc.,
                Class A * ............................      $   376,054
                                                            -----------

                SEMICONDUCTOR &
                SEMICONDUCTOR
                EQUIPMENT - 0.86%
        3,200   Texas Instruments, Inc. ..............          112,608
                                                            -----------

                SOFTWARE - 5.24%
       11,293   Adobe Systems, Inc. * ................          454,995
        2,639   Autodesk, Inc. * .....................          111,814
        2,266   MICROS Systems, Inc. * ...............          120,733
                                                            -----------
                                                                687,542
                                                            -----------

                WIRELESS TELECOMMUNICATION
                SERVICES - 6.49%
        6,158   Alltel Corp. .........................          406,120
       10,676   American Tower Corp.,
                Class A * ............................          444,762
                                                            -----------
                                                                850,882
                                                            -----------

                TOTAL LONG TERM
                INVESTMENTS ..........................       12,755,535
                (Cost $11,280,661)                          -----------

SHORT TERM INVESTMENT - 1.67%

      219,159   Fidelity Institutional Money
                Market Funds - Prime Money
                Market Portfolio .....................          219,159
                                                            -----------

                TOTAL SHORT TERM
                INVESTMENT ...........................          219,159
                (Cost $219,159)                             -----------

TOTAL INVESTMENTS - 98.92% ...........................       12,974,694
                (Cost $11,499,820)                          -----------

NET OTHER ASSETS AND
                LIABILITIES - 1.08% ..................          141,059
                                                            -----------

TOTAL NET ASSETS - 100.00%............................      $13,115,753
                                                            ===========

          *  Non income producing security

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2007

       FACE                                                                                                      VALUE
      AMOUNT                                                                  COUPON         MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 48.37%

                  BELGIUM - 1.48%
USD      327,000  Telenet Group Holding N.V. (a) (b) ........................  0/11.500%      6/15/14        $   315,555
EUR      600,000  WDAC Subsidiary Corp. .....................................  8.500          12/1/14            781,898
                                                                                                             -----------
                                                                                                               1,097,453
                                                                                                             -----------

                  CANADA - 1.29%
EUR      700,000  Bombardier, Inc. ..........................................  7.250         11/15/16            955,311
                                                                                                             -----------

                  DENMARK - 1.51%
EUR      800,000  FS Funding AS .............................................  8.875          5/15/16          1,121,883
                                                                                                             -----------

                  FINLAND - 0.87%
EUR      500,000  M-real OYJ (d) ............................................  8.270         12/15/10            649,871
                                                                                                             -----------

                  FRANCE - 2.40%
USD      400,000  AXA S.A. (c) ..............................................  7.100          11/7/08            390,000
EUR      200,000  Belvedere S.A. (a) (d) ....................................  7.311          5/15/13            271,920
EUR      800,000  Crown European Holdings S.A. ..............................  6.250           9/1/11          1,122,977
                                                                                                             -----------
                                                                                                               1,784,897
                                                                                                             -----------

                  GERMANY - 2.73%
EUR      750,000  Escada AG (d) .............................................  7.500           4/1/12          1,031,243
USD      400,000  Kabel Deutschland GmbH .................................... 10.625           7/1/14            416,000
EUR      400,000  Kabel Deutschland GmbH .................................... 10.750           7/1/14            580,096
                                                                                                             -----------
                                                                                                               2,027,339
                                                                                                             -----------

                  GREECE - 0.55%
EUR      300,000  Hellas Telecommunications Luxembourg V (d) ................  7.709         10/15/12            407,880
                                                                                                             -----------

                  IRELAND - 1.48%
EUR      300,000  BCM Ireland Finance, Ltd. (a) (d) .........................  9.061          8/15/16            405,314
EUR      550,000  Ono Finance II ............................................  8.000          5/16/14            690,403
                                                                                                             -----------
                                                                                                               1,095,717
                                                                                                             -----------

                  ITALY - 2.93%
EUR      300,000  Lighthouse International Co., S.A. ........................  8.000          4/30/14            422,245
EUR      700,000  Lottomatica SpA (d) .......................................  8.250          3/31/66            979,254
USD      750,000  Wind Acquisition Finance S.A. (a) ......................... 10.750          12/1/15            776,250
                                                                                                             -----------
                                                                                                               2,177,749
                                                                                                             -----------

                  LUXEMBOURG - 3.16%
USD    1,700,000  Nell AF Sarl (a) ..........................................  8.375          8/15/15          1,521,500
EUR      650,000  Cablecom Luxembourg SCA ...................................  8.000          11/1/16            822,600
                                                                                                             -----------
                                                                                                               2,344,100
                                                                                                             -----------

                  NETHERLANDS - 3.46%
USD      400,000  Allianz Finance II B.V. (c) ...............................  7.250          3/10/08            398,650
USD    1,000,000  Arran Corporate Loans B.V. (d) ............................  8.610          6/20/25          1,005,100
USD      500,000  Impress Holdings B.V. (a) .................................  8.485          9/15/13            502,500
USD      700,000  Lukoil International Finance BV (a) .......................  6.356           6/7/17            660,870
                                                                                                             -----------
                                                                                                               2,567,120
                                                                                                             -----------

                       See Notes to Financial Statements.

                                       35

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2007 (CONTINUED)
       FACE                                                                                                      VALUE
      AMOUNT                                                                  COUPON         MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  NORWAY - 1.20%
EUR      400,000  Nordic Telephone Company ApS ..............................  8.250%          5/1/16        $   545,892
EUR      250,000  Nordic Telephone Company ApS (d) ..........................  9.752           5/1/16            342,465
                                                                                                             -----------
                                                                                                                 888,357
                                                                                                             -----------

                  RUSSIA - 0.39%
USD      300,000  VTB Capital S.A. (a) ......................................  6.250          6/30/35            290,550
                                                                                                             -----------

                  UKRAINE - 1.09%
USD      800,000  City of Kiev ..............................................  8.000          11/6/15            808,840
                                                                                                             -----------

                  UNITED KINGDOM - 10.16%
GBP      350,000  Allied Domecq Financial Services plc ......................  6.625          6/12/14            706,665
USD      750,000  Barclays Bank plc (a) (c) .................................  5.926         12/15/16            717,628
GBP      450,000  Corus Finance plc .........................................  6.750          5/20/08            913,995
GBP      350,000  EMI Group plc .............................................  9.750          5/20/08            726,880
EUR      400,000  FKI plc ...................................................  6.625          2/22/10            555,469
EUR      260,000  Invensys plc ..............................................  9.875          3/15/11            386,844
USD      750,000  Lloyds TSB Group plc (a) (c) ..............................  6.267         11/14/16            675,076
GBP      750,000  NTL Cable plc .............................................  9.750          4/15/14          1,542,367
USD      500,000  Old Mutual Capital Funding (c) ............................  8.000         12/22/08            510,000
GBP      400,000  Pipe Holding plc ..........................................  7.750          11/1/11            806,347
                                                                                                             -----------
                                                                                                               7,541,271
                                                                                                             -----------

                  UNITED STATES - 13.67%
USD    1,000,000  AXA S.A. (a) (c) ..........................................  6.463         12/14/18            893,508
EUR      392,000  Central European Distribution Corp. .......................  8.000          7/25/12            552,404
GBP      350,000  Constellation Brands, Inc. ................................  8.500         11/15/09            735,766
USD    1,000,000  Freescale Semiconductor, Inc. (a) .........................  8.875         12/15/14            917,500
EUR      650,000  Fresenius Medical Care Capital Trust V (Preferred) ........  7.375          6/15/11            913,753
GBP      500,000  HCA, Inc. .................................................  8.750          11/1/10          1,040,939
USD      550,000  Hertz Corp. ...............................................  8.875           1/1/14            552,750
USD      150,000  Hertz Corp. ............................................... 10.500           1/1/16            156,000
EUR      450,000  Huntsman International LLC (a) ............................  7.500           1/1/15            646,451
USD    1,000,000  Levi Strauss & Co. ........................................ 12.250         12/15/12          1,070,000
USD      100,000  Mohegan Tribal Gaming Authority ...........................  6.125          2/15/13             93,750
EUR      400,000  Rockwood Specialties Group, Inc. ..........................  7.625         11/15/14            543,156
USD      500,000  Sungard Data Systems, Inc. (a) ............................ 10.250          8/15/15            502,500
USD      750,000  Swiss Re Capital I LP (a) (c) .............................  6.854          5/25/16            747,769
GBP      300,000  WMG Acquisition Corp. .....................................  8.125          4/15/14            594,097
USD      200,000  Wynn Las Vegas LLC ........................................  6.625          12/1/14            186,500
                                                                                                             -----------
                                                                                                              10,146,843
                                                                                                             -----------

                  TOTAL CORPORATE BONDS .....................................                                 35,905,181
                  (Cost $36,149,846)                                                                         -----------


FOREIGN SOVEREIGN BONDS - 13.23%

                  ARGENTINA - 0.82%
USD    1,075,000  Republic of Argentina (d) .................................  5.401           8/3/12            611,944
                                                                                                             -----------

                  COLUMBIA - 1.80%
USD    1,200,000  Republic of Columbia ......................................  8.250         12/22/14          1,335,000
                                                                                                             -----------

                       See Notes to Financial Statements.

                                       36


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2007 (CONTINUED)
       FACE                                                                                                      VALUE
      AMOUNT                                                                  COUPON         MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  DOMINICAN REPUBLIC - 2.28%
USD    1,530,170  Dominican Republic ........................................  9.040%         1/23/18        $ 1,690,837
                                                                                                             -----------

                  EL SALVADOR - 2.19%
USD    1,500,000  Republic of El Salvador ...................................  8.500          7/25/11          1,627,500
                                                                                                             -----------

                  INDONESIA - 1.36%
USD    1,000,000  Republic of Indonesia .....................................  6.750          3/10/14          1,008,654
                                                                                                             -----------

                  PHILIPPINES - 1.72%
USD    1,200,000  Republic of Philippines ...................................  8.000          1/15/16          1,275,000
                                                                                                             -----------

                  TURKEY - 1.48%
USD    1,000,000  Republic of Turkey ........................................  9.000          6/30/11          1,096,800
                                                                                                             -----------

                  URUGUAY - 1.58%
USD    1,000,000  Republic of Uruguay .......................................  9.250          5/17/17          1,175,000
                                                                                                             -----------

                  TOTAL FOREIGN SOVEREIGN BONDS .............................                                  9,820,735
                  (Cost $9,926,329)                                                                          -----------

                  TOTAL CORPORATE AND FOREIGN SOVEREIGN BONDS ...............                                 45,725,916
                  (Cost $46,076,175)                                                                         -----------

COMMON STOCKS - 14.23%

      SHARES

                  FRANCE - 1.23%
           8,300  France Telecom S.A. .......................................                                    222,800
           2,600  Sanofi-Aventis ............................................                                    217,343
           1,280  Schneider Electric S.A. ...................................                                    171,440
           5,681  Suez S.A. .................................................                                    297,758
                                                                                                             -----------
                                                                                                                 909,341
                                                                                                             -----------

                  GERMANY - 1.44%
           2,000  Deutsche Bank AG ..........................................                                    271,211
           2,400  Deutsche Telekom AG .......................................                                     41,074
           1,900  E.ON AG ...................................................                                    299,711
           5,116  Heidelberger Druckmaschinen AG ............................                                    247,350
           1,225  Muenchener Rueckversicherungs-Gesellschaft AG .............                                    210,234
                                                                                                             -----------
                                                                                                               1,069,580
                                                                                                             -----------

                  GREECE - 0.34%
           4,300  National Bank of Greece S.A. ..............................                                    253,849
                                                                                                             -----------

                  HONG KONG - 0.79%
          18,250  Cheung Kong Holdings, Ltd. ................................                                    255,857
          64,000  Citic Pacific, Ltd. .......................................                                    330,550
                                                                                                             -----------
                                                                                                                 586,407
                                                                                                             -----------


                       See Notes to Financial Statements.

                                       37

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2007 (CONTINUED)
      SHARES                                                                                                   (NOTE 2)
------------------------------------------------------------------------------------------------------------------------

                  ITALY - 1.20%
          46,000  Compagnia Assicuratrice Unipol SpA ........................                                $   153,878
          20,740  Enel SpA ..................................................                                    213,965
          15,000  Eni SpA ...................................................                                    524,226
                                                                                                             -----------
                                                                                                                 892,069
                                                                                                             -----------

                  NETHERLANDS - 0.35%
           6,037  ING Groep N.V. ............................................                                    255,354
                                                                                                             -----------

                  NEW ZEALAND - 0.26%
          55,000  Telecom Corp of New Zealand, Ltd. .........................                                    190,046
                                                                                                             -----------

                  NORWAY - 0.25%
           6,400  Statoil ASA ...............................................                                    187,890
                                                                                                             -----------

                  SINGAPORE - 0.17%
          55,000  Singapore Telecommunications, Ltd. ........................                                    125,364
                                                                                                             -----------

                  SWEDEN - 0.22%
           9,500  Atlas Copco AB ............................................                                    163,229
                                                                                                             -----------

                  UNITED KINGDOM - 6.16%
          23,000  Barclays plc ..............................................                                    322,690
          21,342  BP plc ....................................................                                    247,776
          45,000  BT Group plc ..............................................                                    286,454
          18,100  Diageo plc ................................................                                    368,732
          76,000  Friends Provident plc .....................................                                    284,397
         100,000  Kingston Communications plc ...............................                                    152,395
          75,000  Legal & General Group plc .................................                                    212,625
          24,504  Lloyds TSB Group plc ......................................                                    274,835
          18,600  National Grid plc .........................................                                    263,330
          13,800  Resolution plc ............................................                                    183,997
          18,500  Rexam plc .................................................                                    187,929
          26,000  Royal Bank of Scotland Group plc ..........................                                    311,086
          20,500  Scottish & Newcastle plc ..................................                                    246,006
          12,700  Scottish & Southern Energy plc ............................                                    369,351
           9,250  Severn Trent plc ..........................................                                    240,429
          12,500  United Utilities plc ......................................                                    168,994
         149,000  Vodafone Group plc ........................................                                    452,080
                                                                                                             -----------
                                                                                                               4,573,106
                                                                                                             -----------

                       See Notes to Financial Statements.


                                       38


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2007 (CONTINUED)

                                                                                                                 VALUE
      SHARES                                                                                                   (NOTE 2)
------------------------------------------------------------------------------------------------------------------------

                  UNITED STATES - 1.82%
           2,643  Altria Group, Inc. ........................................                                $   175,680
           4,104  Bank of America Corp. .....................................                                    194,612
           5,020  H.J. Heinz Co. ............................................                                    219,675
           1,829  Kraft Foods, Inc., Class A ................................                                     59,900
           2,686  Merck & Co., Inc. .........................................                                    133,360
           4,211  Pfizer, Inc. ..............................................                                     99,001
           4,558  Progress Energy, Inc. .....................................                                    199,002
           6,387  Verizon Communications, Inc. ..............................                                    272,214
                                                                                                             -----------
                                                                                                               1,353,444
                                                                                                             -----------

                  TOTAL COMMON STOCKS .......................................                                 10,559,679
                  (Cost $10,744,906)                                                                         -----------

                  TOTAL LONG TERM INVESTMENTS ...............................                                 56,285,595
                  (Cost $56,821,081)                                                                         -----------

SHORT TERM INVESTMENT - 21.72%

      16,123,740  Fidelity Institutional Money Market Funds - Prime
                  Money Market Portfolio ....................................                                 16,123,740
                                                                                                             -----------

                  TOTAL SHORT TERM INVESTMENT ...............................                                 16,123,740
                  (Cost $16,123,740)                                                                         -----------

TOTAL INVESTMENTS - 97.55% ..................................................                                 72,409,335
                  (Cost $72,944,821)                                                                         -----------

NET OTHER ASSETS AND LIABILITIES - 2.45% ....................................                                  1,815,209
                                                                                                             -----------

TOTAL NET ASSETS - 100.00% ..................................................                                $74,224,544
                                                                                                             ===========

(a) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers. At July 31, 2007, these securities had an aggregate value of $9,449,953, which represented 12.73% of net assets.

(b) Security is a step coupon bond where the coupon increases on a predetermined date.

(c) Maturity date is perpetual. Maturity date presented represents the next call date.

(d) Security is a floating rate bond where the interest rate is adjusted quarterly according to LIBOR interest rate changes.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2007 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Sovereign...................................      13.23%
Media Cable.................................       4.90
Banking.....................................       3.79
Special Purpose Vehicle.....................       3.40
Insurance...................................       3.27
Apparel/Textiles............................       2.83
Health Services.............................       2.63
Steel Production............................       2.32
Beverage....................................       2.31
Integrated Telecommunication ...............       2.29
Packaging...................................       2.19
Electric Utilities..........................       1.81
Integrated Telecommunication Services.......       1.74
Gaming......................................       1.70
Chemicals...................................       1.60
Diversified Media ..........................       1.55
Building....................................       1.51
Integrated Oil & Gas........................       1.29
Diversified Manufacturing...................       1.29
Diversified Capital.........................       1.27
Electronics.................................       1.24
Media Services..............................       1.23
Diversified Banks...........................       1.13
Advertising Services........................       1.05
Wireless Telecommunication .................       1.05
Support Services............................       0.95
Life & Health Insurance.....................       0.92
Energy......................................       0.89
Paper.......................................       0.88
Wholesale...................................       0.74
Investments & Miscellaneous Finance.........       0.69
Software/Services...........................       0.68
Multi-Utilities.............................       0.63
Wireless Telecommunication Services.........       0.61
Other Diversified Financial Services........       0.61
Pharmaceuticals.............................       0.61



INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
---------------------------------------------------------
Cable TV....................................       0.56%
Industrial Machinery........................       0.55
Distillers & Vintners.......................       0.50
Industrial Conglomerates....................       0.44
Packaged Foods & Meats......................       0.38
Diversified Capital Markets.................       0.37
Real Estate Management & Development........       0.34
Brewers.....................................       0.33
Water Utilities.............................       0.32
Reinsurance.................................       0.28
Metal & Glass Containers....................       0.25
Tobacco.....................................       0.24
Electric Components & Equipment.............       0.23
Multi-line Insurance........................       0.21
                                                 -------
Long Term Investments.......................      75.83
Short Term Investment.......................      21.72
                                                 -------
Total Investments...........................      97.55
Net Other Assets and Liabilities............       2.45
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

                                                                EUROPEAN            GLOBAL EQUITY                GLOBAL
                                                                   FOCUS                  INCOME          OPPORTUNITIES
                                                                    FUND                    FUND                   FUND
=========================================================================================================================
ASSETS:
Investments, at value
   Securities                                             $1,293,819,666            $153,976,273             $6,271,136
   Short Term investments                                    108,125,661               7,613,474                242,969
-------------------------------------------------------------------------------------------------------------------------
Total investments, at value                                1,401,945,327             161,589,747              6,514,105
Cash                                                                  --                      --                 38,222
Foreign cash, at value                                        10,172,869                 804,958                     --
Dividends and interest receivable                              1,518,262               1,278,179                  6,086
Receivable from investment adviser                                    --                  29,100                 11,144
Receivable for investment securities sold                         42,099                      --                 42,557
Receivable for fund shares sold                               36,301,720               4,148,025                106,170
Forward foreign currency contracts                                    --                      --                     --
Prepaid expenses and other assets                                 39,939                  38,858                 27,200
-------------------------------------------------------------------------------------------------------------------------
   Total Assets                                            1,450,020,216             167,888,867              6,745,484
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                   19,167,052                      --                 89,572
Payable for collateral on securities loaned                           --                      --                     --
Payable for fund shares redeemed                               3,133,403                 106,265                     --
Foreign cash overdraft, at value                                      --                      --                  5,820
Payable to custodian                                                  --                      --                     --
Payable for dividends                                                 --                   6,430                     --
Payable to investment adviser                                  1,267,024                 136,293                  6,612
Payable for 12b-1 distribution and service fees                  549,376                  78,282                  2,928
Accrued expenses and other payables                              592,290                 115,182                 58,307
-------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                          24,709,145                 442,452                163,239
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $1,425,311,071            $167,446,415             $6,582,245
=========================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                           $1,134,619,339            $169,578,478             $6,268,565
Accumulated undistributed net investment income/(loss)          (443,909)                177,885                 38,016
Accumulated net realized gain/(loss) on investments           92,402,444                 591,419                 65,913
Net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                         198,733,197              (2,901,367)               209,751
-------------------------------------------------------------------------------------------------------------------------
                                                          $1,425,311,071            $167,446,415             $6,582,245
=========================================================================================================================
NET ASSETS:
Class A Shares                                            $1,010,786,433             $94,376,556             $4,051,971
=========================================================================================================================
Class B Shares                                                67,668,413                     N/A                    N/A
=========================================================================================================================
Class C Shares                                               346,856,225              73,069,859              2,530,274
=========================================================================================================================
Class R Shares                                                       N/A                     N/A                    N/A
=========================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)        27,292,315               8,864,727                355,207
=========================================================================================================================
Class B Shares (unlimited number of shares authorized)         1,908,264                     N/A                    N/A
=========================================================================================================================
Class C Shares (unlimited number of shares authorized)         9,781,833               6,880,420                219,449
=========================================================================================================================
Class R Shares (unlimited number of shares authorized)               N/A                     N/A                    N/A
=========================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                    $37.04                  $10.65                 $11.41
=========================================================================================================================
Maximum sales charge *                                             5.75%                   5.75%                  5.75%
Maximum offering price per share                                  $39.30                  $11.30                 $12.11
=========================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                      $35.46                     N/A                    N/A
=========================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                      $35.46                  $10.62                 $11.53
=========================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                         N/A                     N/A                    N/A
=========================================================================================================================
Investments, at cost                                      $1,203,190,212            $164,500,912             $6,303,231
=========================================================================================================================
Foreign cash, at cost                                        $10,281,208                $808,419                $(5,906)
=========================================================================================================================
HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

                                                               GLOBAL      INTERNATIONAL    JAPAN-ASIA           US     WORLDWIDE
                                                           TECHNOLOGY      OPPORTUNITIES         FOCUS        FOCUS        INCOME
                                                                 FUND               FUND          FUND         FUND          FUND
==================================================================================================================================
ASSETS:
Investments, at value
   Securities                                             $83,897,540     $3,138,217,197   $93,429,019  $12,755,535   $56,285,595
   Short Term investments                                   5,114,916        731,427,084     4,045,898      219,159    16,123,740
-----------------------------------------------------------------------------------------------------------------------------------
Total investments, at value                                89,012,456      3,869,644,281    97,474,917   12,974,694    72,409,335
Cash                                                               --              2,000            --           --            --
Foreign cash, at value                                        946,801                  2        41,487           --         5,247
Dividends and interest receivable                              67,697          2,357,226        36,160        9,583       884,258
Receivable from investment adviser                                 --                 --            --       18,827        24,909
Receivable for investment securities sold                   1,757,326         23,464,237       439,476       85,062       134,375
Receivable for fund shares sold                             1,784,812         24,623,401       646,629      204,257     1,347,256
Forward foreign currency contracts                                 --                 --            --           --       141,704
Prepaid expenses and other assets                              12,034             62,529        16,890       11,965        12,121
-----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                            93,581,126      3,920,153,676    98,655,559   13,304,388    74,959,205
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                 4,816,500         60,206,524            --      113,393       124,118
Payable for collateral on securities loaned                        --        477,205,732            --           --            --
Payable for fund shares redeemed                               70,868          4,950,134       385,295       10,826       244,520
Foreign cash overdraft, at value                                   --                 --            --           --            --
Payable to custodian                                               --                 --       232,580           --            --
Payable for dividends                                              --                 --            --           --       193,937
Payable to investment adviser                                  82,556          3,217,867        95,993       13,052        61,372
Payable for 12b-1 distribution and service fees                34,877          1,492,559        44,132        5,377        36,286
Accrued expenses and other payables                            90,555          1,541,521        85,528       45,987        74,428
-----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                        5,095,356        548,614,337       843,528      188,635       734,661
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $88,485,770     $3,371,539,339   $97,812,031  $13,115,753   $74,224,544
===================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                           $74,361,522     $2,632,091,016   $97,008,407   $9,967,971   $75,405,645
Accumulated undistributed net investment income/(loss)          3,996         (4,288,004)      (68,559)      (5,507)      365,306
Accumulated net realized gain/(loss) on investments         1,435,158        244,045,053     3,294,832    1,678,411    (1,157,643)
Net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                       12,685,094        499,691,274    (2,422,649)   1,474,878      (388,764)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          $88,485,770     $3,371,539,339   $97,812,031  $13,115,753   $74,224,544
===================================================================================================================================
NET ASSETS:
Class A Shares                                            $60,328,649     $2,166,597,539   $61,316,376   $9,327,814   $39,470,497
===================================================================================================================================
Class B Shares                                              2,620,725        130,557,830           N/A      998,458     5,002,532
===================================================================================================================================
Class C Shares                                             25,536,396      1,073,480,611    36,495,655    2,789,481    29,751,515
===================================================================================================================================
Class R Shares                                                    N/A            903,359           N/A          N/A           N/A
===================================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)      3,672,599         80,502,996     6,050,387      777,808     3,632,739
===================================================================================================================================
Class B Shares (unlimited number of shares authorized)        166,153          5,050,944           N/A       85,201       461,491
===================================================================================================================================
Class C Shares (unlimited number of shares authorized)      1,623,105         41,552,449     3,639,902      237,976     2,738,959
===================================================================================================================================
Class R Shares (unlimited number of shares authorized)            N/A             33,737           N/A          N/A           N/A
===================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                 $16.43             $26.91        $10.13       $11.99        $10.87
===================================================================================================================================
Maximum sales charge *                                          5.75%              5.75%         5.75%        5.75%         4.75%
Maximum offering price per share                               $17.43             $28.55        $10.75       $12.72        $11.41
===================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                   $15.77             $25.85           N/A       $11.72        $10.84
===================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                   $15.73             $25.83        $10.03       $11.72        $10.86
===================================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                      N/A             $26.78           N/A          N/A           N/A
===================================================================================================================================
Investments, at cost                                      $76,328,174     $3,369,982,679   $99,896,698  $11,499,820   $72,944,821
===================================================================================================================================
Foreign cash, at cost                                        $952,510                 $2       $41,386           --        $5,270
===================================================================================================================================

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.
N/A Not Applicable, share class in not offered by the respective Fund.
*On sales of $50,000 or more, the sales charge will be reduced.

                                  42-43 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2007

                                                                EUROPEAN           GLOBAL EQUITY                 GLOBAL
                                                                   FOCUS                  INCOME          OPPORTUNITIES
                                                                    FUND                    FUND*                  FUND*
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                    $15,386,302              $6,632,938                $42,475
Interest                                                       2,679,190                 179,070                  4,949
Net securities lending income                                         --                      --                     --
Foreign taxes withheld                                        (1,386,309)               (574,231)                (3,752)
--------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                    16,679,183               6,237,777                 43,672
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                       8,272,517                 439,551                 23,064
12b-1 distribution and service fees:
   Class A Shares                                              1,558,870                  72,107                  3,550
   Class B Shares                                                503,851                      --                     --
   Class C Shares                                              1,935,818                 199,963                  6,766
   Class R Shares                                                     --                      --                     --
Transfer agent fees                                            1,047,819                  73,258                  3,145
Custodian fees                                                   861,418                  91,525                 80,636
Administrative fees                                              305,452                  25,309                 11,374
Printing and postage fees                                        186,676                  11,095                  2,042
Registration and filing fees                                     168,876                  28,221                  2,041
Accounting fees                                                   67,241                  31,032                 88,526
Chief Compliance Officer fees                                     42,534                   1,096                     64
Legal fees                                                        35,541                   1,895                     81
Trustees' fees and expenses                                       32,182                   1,836                     61
Audit fees                                                        30,966                  31,936                 20,846
Offering expenses                                                     --                  32,144                 32,269
Organizational expenses                                               --                  10,424                 10,538
Miscellaneous fees                                                58,664                   2,582                  1,128
--------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                             15,108,425               1,053,974                286,131
--------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed
   by investment adviser                                              --                (220,257)              (240,170)
--------------------------------------------------------------------------------------------------------------------------
Previously reimbursed expenses
   recovered by investment adviser                                    --                      --                     --
--------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                               15,108,425                 833,717                 45,961
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                   1,570,758               5,404,060                 (2,289)
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                   110,552,796                 591,419                 65,913
   Foreign currency transactions                              (2,014,504)               (268,380)                (3,233)
Net change in unrealized appreciation/
   (depreciation) of:
   Investments                                               114,634,706              (2,911,165)               209,710
   Translation of other assets and liabilities                   (20,619)                  9,798                     41
--------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain/(Loss)                   223,152,379              (2,578,328)               272,431
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $224,723,137              $2,825,732               $270,142
==========================================================================================================================
HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2007

                                                      GLOBAL       INTERNATIONAL       JAPAN-ASIA              US       WORLDWIDE
                                                  TECHNOLOGY       OPPORTUNITIES            FOCUS           FOCUS          INCOME
                                                        FUND                FUND             FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                           $345,943         $36,960,929       $1,023,175        $203,832        $517,460
Interest                                             104,244           5,727,191          135,031          11,040       3,146,994
Net securities lending income                             --             868,873               --              --              --
Foreign taxes withheld                               (29,986)         (4,111,077)         (77,631)         (9,255)        (40,593)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                           420,201          39,445,916        1,080,575         205,617       3,623,861
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                             577,889          23,942,383          799,330         130,304         428,788
12b-1 distribution and service fees:
   Class A Shares                                     97,723           3,861,425          131,051          24,749          68,112
   Class B Shares                                     17,073           1,041,207               --          10,516          53,623
   Class C Shares                                    169,923           7,642,712          275,125          27,650         178,385
   Class R Shares                                         --               1,978               --              --              --
Transfer agent fees                                   92,704           3,336,927          116,191          21,090          63,737
Custodian fees                                        60,817           2,066,194           85,713          39,643          48,743
Administrative fees                                   45,277             818,115           42,659          31,262          42,743
Printing and postage fees                             14,340             575,220           18,165           9,669           9,383
Registration and filing fees                          37,329             315,670           32,665          35,658          35,102
Accounting fees                                       65,777             126,252           61,148          67,761          74,928
Chief Compliance Officer fees                          2,912             123,312            4,112           1,058           2,688
Legal fees                                             2,353              99,556            3,210             398           1,953
Trustees' fees and expenses                            1,965              82,753            2,747           3,466           1,722
Audit fees                                            30,905              33,424           30,601          27,252          52,336
Offering expenses                                         --                  --           46,238              --              --
Organizational expenses                                   --                  --               --              --              --
Miscellaneous fees                                     4,578             163,764            5,523           2,927           5,759
-----------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                  1,221,565          44,230,892        1,654,478         433,403       1,068,002
-----------------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed
   by investment adviser                              (3,209)                 --               --        (137,315)       (238,202)
-----------------------------------------------------------------------------------------------------------------------------------
Previously reimbursed expenses
   recovered by investment adviser                        --                  --           12,495              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                    1,218,356          44,230,892        1,666,973         296,088         829,800
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                        (798,155)         (4,784,976)        (586,398)        (90,471)      2,794,061
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                         3,673,624         263,202,295        4,152,651       2,377,294       1,347,352
   Foreign currency transactions                     (17,535)         (3,715,446)          32,286          (5,303)     (1,593,404)
Net change in unrealized appreciation/
   (depreciation) of:
   Investments                                    13,120,231         363,645,270         (419,842)        502,047      (1,005,031)
   Translation of other assets and liabilities           743          (1,399,831)        (143,621)              4         311,127
-----------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain/(Loss)        16,777,063         621,732,288        3,621,474       2,874,042        (939,956)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                               $15,978,908        $616,947,312       $3,035,076      $2,783,571      $1,854,105
===================================================================================================================================

* Inception for the Henderson Global Equity Income Fund and Global Opportunities Fund was November 30, 2006.


                       See Notes to Financial Statements.

                                  44-45 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS


STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006
=========================================================================================================================
Net investment income                                                                     $1,570,758           $706,013
Net realized gain on investments and foreign currency transactions                       108,538,292         41,658,462
Net change in unrealized appreciation of investments
   and foreign currency translations                                                     114,614,087         32,009,858
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     224,723,137         74,374,333
-------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                        (38,551,565)       (13,594,949)
   Class B Shares                                                                         (3,570,555)        (1,787,715)
   Class C Shares                                                                        (11,808,492)        (5,118,807)
-------------------------------------------------------------------------------------------------------------------------
                                                                                         (53,930,612)       (20,501,471)
-------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        517,056,361        148,230,982
   Class B Shares                                                                         21,434,151          4,723,768
   Class C Shares                                                                        200,992,402         24,206,421
-------------------------------------------------------------------------------------------------------------------------
                                                                                         739,482,914        177,161,171
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               910,275,439        231,034,033

NET ASSETS:
Beginning of year                                                                        515,035,632        284,001,599
-------------------------------------------------------------------------------------------------------------------------
End of year                                                                           $1,425,311,071       $515,035,632
=========================================================================================================================
Accumulated undistributed net investment loss                                              $(443,909)                --
=========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
GLOBAL EQUITY INCOME FUND

                                                                                                           PERIOD ENDED
                                                                                                          JULY 31, 2007*
=========================================================================================================================
Net investment income                                                                                        $5,404,060
Net realized gain on investments and foreign currency transactions                                              323,039
Net change in unrealized depreciation of investments and foreign currency translations                       (2,901,367)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                          2,825,732
-------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                                            (2,970,395)
   Class C Shares                                                                                            (2,050,235)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             (5,020,630)
-------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                                            95,255,778
   Class C Shares                                                                                            74,385,535
-------------------------------------------------------------------------------------------------------------------------
                                                                                                            169,641,313
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                  167,446,415

NET ASSETS:
Beginning of period                                                                                                  --
-------------------------------------------------------------------------------------------------------------------------
End of period                                                                                              $167,446,415
=========================================================================================================================
Accumulated undistributed net investment income                                                                $177,885
=========================================================================================================================

*    Inception for the Henderson Global Equity Income Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
GLOBAL OPPORTUNITIES FUND
                                                                                                          JULY 31, 2007*
=========================================================================================================================
Net investment loss                                                                                             $(2,289)
Net realized gain on investments and foreign currency transactions                                               62,680
Net change in unrealized appreciation of investments and foreign currency translations                          209,751
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                            270,142
-------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                                             3,845,288
   Class C Shares                                                                                             2,466,815
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              6,312,103
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                    6,582,245

NET ASSETS:
Beginning of period                                                                                                  --
-------------------------------------------------------------------------------------------------------------------------
End of period                                                                                                $6,582,245
=========================================================================================================================
Accumulated undistributed net investment income                                                                 $38,016
=========================================================================================================================

*    Inception for the Henderson Global Opportunities Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006
=========================================================================================================================
Net investment loss                                                                        $(798,155)         $(355,949)
Net realized gain/(loss) on investments and foreign currency transactions                  3,656,089         (1,309,764)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                      13,120,974         (1,122,511)
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                           15,978,908         (2,788,224)
-------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                                 --            (86,660)
   Class B Shares                                                                                 --            (14,034)
   Class C Shares                                                                                 --            (30,862)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  --           (131,556)
-------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         24,800,914         23,258,647
   Class B Shares                                                                            977,190            306,941
   Class C Shares                                                                         10,105,419         10,383,722
-------------------------------------------------------------------------------------------------------------------------
                                                                                          35,883,523         33,949,310
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                51,862,431         31,029,530

NET ASSETS:
Beginning of year                                                                         36,623,339          5,593,809
-------------------------------------------------------------------------------------------------------------------------
End of year                                                                              $88,485,770        $36,623,339
=========================================================================================================================
Accumulated undistributed net investment income/(loss)                                        $3,996           $(42,881)
=========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006*
=========================================================================================================================
Net investment income/(loss)                                                             $(4,784,976)        $4,157,324
Net realized gain on investments and foreign currency transactions                       259,486,849         89,437,621
Net change in unrealized appreciation of investments
   and foreign currency translations                                                     362,245,439         95,948,395
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     616,947,312        189,543,340
-------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net investment income:
   Class A Shares                                                                         (2,136,324)                --
   Class B Shares                                                                                 --                 --
   Class C Shares                                                                                 --                 --
   Class R Shares                                                                               (571)                --
-------------------------------------------------------------------------------------------------------------------------
                                                                                          (2,136,895)                --
-------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                        (56,615,357)       (18,561,810)
   Class B Shares                                                                         (4,176,812)        (1,924,012)
   Class C Shares                                                                        (28,828,659)        (9,420,710)
   Class R Shares                                                                            (10,914)              (984)
-------------------------------------------------------------------------------------------------------------------------
                                                                                         (89,631,742)       (29,907,516)
-------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        819,438,737        573,122,320
   Class B Shares                                                                         30,601,289         30,922,243
   Class C Shares                                                                        413,154,636        287,290,698
   Class R Shares                                                                            696,610            125,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                       1,263,891,272        891,460,761
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                             1,789,069,947      1,051,096,585

NET ASSETS:
Beginning of year                                                                      1,582,469,392        531,372,807
-------------------------------------------------------------------------------------------------------------------------
End of year                                                                           $3,371,539,339     $1,582,469,392
=========================================================================================================================
Accumulated undistributed net investment income/(loss)                                   $(4,288,004)          $706,682
=========================================================================================================================

* Inception for the Henderson International Opportunities Fund Class R was September 30, 2005.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
JAPAN-ASIA FOCUS FUND

                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006*
=========================================================================================================================
Net investment loss                                                                        $(586,398)         $(171,973)
Net realized gain/(loss) on investments and foreign currency transactions                  4,184,937           (356,653)
Net change in unrealized depreciation of investments
   and foreign currency translations                                                        (563,463)        (1,859,186)
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                            3,035,076         (2,387,812)
-------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         19,818,182         40,833,226
   Class C Shares                                                                         17,069,362         19,443,997
-------------------------------------------------------------------------------------------------------------------------
                                                                                          36,887,544         60,277,223
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                39,922,620         57,889,411

NET ASSETS:
Beginning of year                                                                         57,889,411                 --
-------------------------------------------------------------------------------------------------------------------------
End of year                                                                              $97,812,031        $57,889,411
=========================================================================================================================
Accumulated undistributed net investment loss                                               $(68,559)         $(142,848)
=========================================================================================================================

*    Inception for the Henderson Japan-Asia Focus Fund was January 31, 2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
US FOCUS FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006
=========================================================================================================================
Net investment loss                                                                         $(90,471)         $(300,778)
Net realized gain on investments and foreign currency transactions                         2,371,991            329,110
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                         502,051           (666,142)
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                            2,783,571           (637,810)
-------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                           (558,014)           (99,798)
   Class B Shares                                                                            (58,901)           (19,507)
   Class C Shares                                                                           (147,453)           (26,965)
-------------------------------------------------------------------------------------------------------------------------
                                                                                            (764,368)          (146,270)
-------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets from Fund share transactions:
   Class A Shares                                                                         (3,135,931)        (3,301,660)
   Class B Shares                                                                           (442,836)        (1,569,594)
   Class C Shares                                                                           (673,216)          (599,798)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          (4,251,983)        (5,471,052)
-------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                                (2,232,780)        (6,255,132)

NET ASSETS:
Beginning of year                                                                         15,348,533         21,603,665
-------------------------------------------------------------------------------------------------------------------------
End of year                                                                              $13,115,753        $15,348,533
=========================================================================================================================
Accumulated undistributed net investment loss                                                $(5,507)                --
=========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
WORLDWIDE INCOME FUND

                                                                                         YEAR ENDED          YEAR ENDED
                                                                                      JULY 31, 2007       JULY 31, 2006
=========================================================================================================================
Net investment income                                                                     $2,794,061         $2,081,967
Net realized loss on investments and foreign currency transactions                          (246,052)          (343,333)
Net change in unrealized depreciation of investments
   and foreign currency translations                                                        (693,904)          (347,885)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       1,854,105          1,390,749
-------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                         (1,578,752)        (1,135,106)
   Class B Shares                                                                           (268,356)          (289,236)
   Class C Shares                                                                           (904,659)          (753,373)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          (2,751,767)        (2,177,715)
-------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                                         22,042,048          1,932,347
   Class B Shares                                                                           (250,622)           563,433
   Class C Shares                                                                         17,043,610           (128,275)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          38,835,036          2,367,505
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                37,937,374          1,580,539

NET ASSETS:
Beginning of year                                                                         36,287,170         34,706,631
-------------------------------------------------------------------------------------------------------------------------
End of year                                                                              $74,224,544        $36,287,170
=========================================================================================================================
Accumulated undistributed net investment income/(loss)                                      $365,306            $(5,086)
=========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006
=========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $583,733,880       $202,174,294
Issued as reinvestment of dividends                                                       30,086,882         11,136,219
Redeemed                                                                                 (96,764,401)       (65,079,531)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $517,056,361       $148,230,982
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                     $23,725,492         $9,111,483
Issued as reinvestment of dividends                                                        3,135,149          1,665,731
Redeemed                                                                                  (5,426,490)        (6,053,446)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $21,434,151         $4,723,768
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                    $211,991,034        $41,099,100
Issued as reinvestment of dividends                                                        9,243,863          4,628,651
Redeemed                                                                                 (20,242,495)       (21,521,330)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $200,992,402        $24,206,421
=========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      16,600,158          7,269,079
Issued as reinvestment of dividends                                                          936,119            459,226
Redeemed                                                                                  (2,799,265)        (2,399,760)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              14,737,012          5,328,545
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                         705,828            335,527
Issued as reinvestment of dividends                                                          101,395             70,642
Redeemed                                                                                    (165,424)          (231,032)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 641,799            175,137
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                       6,198,864          1,500,714
Issued as reinvestment of dividends                                                          298,960            196,296
Redeemed                                                                                    (605,084)          (811,717)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               5,892,740            885,293
=========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL EQUITY INCOME FUND
                                                                                                           PERIOD ENDED
                                                                                                          JULY 31, 2007*
=========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                                        $95,412,516
Issued as reinvestment of dividends                                                                           1,849,093
Redeemed                                                                                                     (2,005,831)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                $95,255,778
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                                        $74,660,145
Issued as reinvestment of dividends                                                                           1,156,689
Redeemed                                                                                                     (1,431,299)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                $74,385,535
=========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                                          8,879,461
Issued as reinvestment of dividends                                                                             168,637
Redeemed                                                                                                       (183,371)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                  8,864,727
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                                          6,909,729
Issued as reinvestment of dividends                                                                             105,451
Redeemed                                                                                                       (134,760)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                  6,880,420
=========================================================================================================================

* Inception for the Henderson Global Equity Income Fund was November 30, 2006. See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL OPPORTUNITIES FUND
                                                                                                           PERIOD ENDED
                                                                                                          JULY 31, 2007*
=========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                                         $3,950,905
Redeemed                                                                                                       (105,617)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $3,845,288
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                                         $2,466,491
Redeemed                                                                                                            324
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $2,466,815
=========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                                            365,208
Redeemed                                                                                                        (10,001)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    355,207
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                                            219,450
Redeemed                                                                                                             (1)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    219,449
=========================================================================================================================

*    Inception for the Henderson Global Opportunities Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND
                                                                                          YEAR ENDED          YEAR ENDED
                                                                                       JULY 31, 2007       JULY 31, 2006
=========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $37,655,443        $26,848,979
Issued as reinvestment of dividends                                                               --             83,132
Redeemed                                                                                 (12,854,529)        (3,673,464)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $24,800,914        $23,258,647
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $1,155,565           $609,908
Issued as reinvestment of dividends                                                               --             13,597
Redeemed                                                                                    (178,375)          (316,564)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $977,190           $306,941
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $12,444,285        $11,006,123
Issued as reinvestment of dividends                                                               --             28,016
Redeemed                                                                                  (2,338,866)          (650,417)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $10,105,419        $10,383,722
=========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       2,545,756          2,011,592
Issued as reinvestment of dividends                                                               --              6,704
Redeemed                                                                                    (898,621)          (278,107)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,647,135          1,740,189
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                          78,627             45,853
Issued as reinvestment of dividends                                                               --              1,127
Redeemed                                                                                     (13,131)           (25,931)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  65,496             21,049
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                         876,252            844,506
Issued as reinvestment of dividends                                                                --              2,329
Redeemed                                                                                    (167,583)           (51,845)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 708,669            794,990
=========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006*
=========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $996,738,165       $651,069,244
Issued as reinvestment of dividends                                                       48,254,983         16,858,442
Redeemed                                                                                (225,554,411)       (94,805,366)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $819,438,737       $573,122,320
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                     $35,885,549        $33,811,342
Issued as reinvestment of dividends                                                        3,232,119          1,753,313
Redeemed                                                                                  (8,516,379)        (4,642,412)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $30,601,289        $30,922,243
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                    $465,540,531       $303,720,414
Issued as reinvestment of dividends                                                       21,797,360          8,194,859
Redeemed                                                                                 (74,183,255)       (24,624,575)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $413,154,636       $287,290,698
=========================================================================================================================

CLASS R SHARES:
Sold                                                                                        $943,642           $125,500
Issued as reinvestment of dividends                                                           11,484                 --
Redeemed                                                                                    (258,516)                --
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $696,610           $125,500
=========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      40,856,884         31,820,253
Issued as reinvestment of dividends                                                        2,059,538            905,862
Redeemed                                                                                  (9,228,765)        (4,616,308)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              33,687,657         28,109,807
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                       1,538,619          1,717,102
Issued as reinvestment of dividends                                                          142,888             96,868
Redeemed                                                                                    (361,696)          (232,817)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,319,811          1,581,153
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                      19,789,822         15,353,195
Issued as reinvestment of dividends                                                          964,485            453,256
Redeemed                                                                                  (3,108,746)        (1,230,243)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              17,645,561         14,576,208
=========================================================================================================================

CLASS R SHARES:
Sold                                                                                          37,101              6,111
Issued as reinvestment of dividends                                                              492                  --
Redeemed                                                                                      (9,967)                 --
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  27,626              6,111
=========================================================================================================================

* Inception for the Henderson International Opportunities Fund Class R was September 30, 2005.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
JAPAN-ASIA FOCUS FUND
                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006*
=========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $47,666,150        $42,803,721
Redeemed                                                                                 (27,847,968)        (1,970,495)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $19,818,182        $40,833,226
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $26,704,508        $19,928,861
Redeemed                                                                                  (9,635,146)          (484,864)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $17,069,362        $19,443,997
=========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       4,768,595          4,282,056
Redeemed                                                                                  (2,798,330)          (201,934)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,970,265          4,080,122
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                       2,695,738          1,973,735
Redeemed                                                                                    (979,648)           (49,923)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,716,090          1,923,812
=========================================================================================================================

*    Inception for the Henderson Japan-Asia Focus Fund was January 31, 2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
US FOCUS FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006
=========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $4,485,071         $5,453,192
Issued as reinvestment of dividends                                                          462,720             96,301
Redeemed                                                                                  (8,083,722)        (8,851,153)
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                             $(3,135,931)       $(3,301,660)
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                        $107,626           $144,759
Issued as reinvestment of dividends                                                           46,993             18,707
Redeemed                                                                                    (597,455)        (1,733,060)
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                               $(442,836)       $(1,569,594)
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                        $461,626         $1,185,604
Issued as reinvestment of dividends                                                          127,402             25,900
Redeemed                                                                                  (1,262,244)        (1,811,302)
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                               $(673,216)         $(599,798)
=========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         393,663            498,363
Issued as reinvestment of dividends                                                           42,766              8,827
Redeemed                                                                                    (720,552)          (795,287)
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                (284,123)          (288,097)
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                           9,143             13,093
Issued as reinvestment of dividends                                                            4,421              1,731
Redeemed                                                                                     (55,027)          (164,865)
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                 (41,463)          (150,041)
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                          40,784            109,891
Issued as reinvestment of dividends                                                           11,985              2,396
Redeemed                                                                                    (115,333)          (166,496)
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                 (62,564)           (54,209)
=========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
WORLDWIDE INCOME FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2007      JULY 31, 2006
=========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $33,703,105         $8,564,436
Issued as reinvestment of dividends                                                          715,957            720,158
Redeemed                                                                                 (12,377,014)        (7,352,247)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $22,042,048         $1,932,347
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $1,964,069         $1,077,925
Issued as reinvestment of dividends                                                           94,922            124,733
Redeemed                                                                                  (2,309,613)          (639,225)
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                    $(250,622)          $563,433
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $21,898,093         $4,399,286
Issued as reinvestment of dividends                                                          488,694            437,771
Redeemed                                                                                  (5,343,177)        (4,965,332)
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                  $17,043,610          $(128,275)
=========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       3,010,086            789,653
Issued as reinvestment of dividends                                                           64,224             66,507
Redeemed                                                                                  (1,104,123)          (678,752)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,970,187            177,408
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                         176,021             99,708
Issued as reinvestment of dividends                                                            8,545             11,545
Redeemed                                                                                    (207,057)           (59,127)
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                      (22,491)            52,126
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                       1,955,018            407,295
Issued as reinvestment of dividends                                                           43,914             40,437
Redeemed                                                                                    (480,101)          (459,595)
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                    1,518,831            (11,863)
=========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2007          $29.36        0.13 (b)        10.19           10.32          0.00         (2.64)         (2.64)
Year Ended 7/31/2006           25.30        0.12 (b)         5.54            5.66          0.00         (1.60)         (1.60)
Year Ended 7/31/2005           20.88        0.04 (b)         6.76            6.80          0.00         (2.38)         (2.38)
Year Ended 7/31/2004           15.47       (0.01)(b)         6.30            6.29         (0.06)        (0.82)         (0.88)
Year Ended 7/31/2003           11.61        0.16 (b)         3.76            3.92         (0.06)         0.00          (0.06)
CLASS B
Year Ended 7/31/2007          $28.41       (0.15)(b)         9.84            9.69          0.00         (2.64)         (2.64)
Year Ended 7/31/2006           24.71       (0.11)(b)         5.41            5.30          0.00         (1.60)         (1.60)
Year Ended 7/31/2005           20.57       (0.15)(b)         6.67            6.52          0.00         (2.38)         (2.38)
Year Ended 7/31/2004           15.30       (0.21)(b)         6.30            6.09          0.00         (0.82)         (0.82)
Year Ended 7/31/2003           11.54        0.02 (b)         3.76            3.78         (0.02)         0.00          (0.02)
CLASS C
Year Ended 7/31/2007          $28.40       (0.10)(b)         9.80            9.70          0.00         (2.64)         (2.64)
Year Ended 7/31/2006           24.70       (0.10)(b)         5.40            5.30          0.00         (1.60)         (1.60)
Year Ended 7/31/2005           20.57       (0.14)(b)         6.65            6.51          0.00         (2.38)         (2.38)
Year Ended 7/31/2004           15.30       (0.20)(b)         6.29            6.09          0.00         (0.82)         (0.82)
Year Ended 7/31/2003           11.53        0.03 (b)         3.76            3.79         (0.02)         0.00          (0.02)

GLOBAL EQUITY INCOME
CLASS A
Period Ended 7/31/2007 (a)    $10.00        0.83 (b)         0.25            1.08         (0.43)         0.00          (0.43)
CLASS C
Period Ended 7/31/2007 (a)    $10.00        0.77 (b)         0.25            1.02         (0.40)         0.00          (0.40)

GLOBAL OPPORTUNITIES
CLASS A
Period Ended 7/31/2007 (a)    $10.00        0.01 (b)         1.40            1.41          0.00          0.00           0.00
CLASS C
Period Ended 7/31/2007 (a)    $10.00       (0.05)(b)         1.58            1.53          0.00          0.00           0.00
                                                                                 RATIOS TO AVERAGE NET ASSETS:
                                                                     -----------------------------------------------------
                                                                                                       ANNUALIZED RATIO OF
                                                                     ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                                                                      RATIO OF          RATIO OF          TO AVERAGE NET
                            NET ASSET                 NET ASSETS,     OPERATING      NET INVESTMENT       ASSETS WITHOUT
                             VALUE,                     END OF       EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR   PORTFOLIO
                             END OF        TOTAL        PERIOD        AVERAGE          TO AVERAGE            EXPENSES      TURNOVER
                           THE PERIOD   RETURN (c)       (000)       NET ASSETS        NET ASSETS           REIMBURSED       RATE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2007         $37.04        36.52%     $1,010,786        1.53%             0.39%               1.53%           61%
Year Ended 7/31/2006          29.36        23.72         368,593        1.59              0.44                1.59            64
Year Ended 7/31/2005          25.30        34.43         182,831        2.00              0.18                1.73            51
Year Ended 7/31/2004          20.88        41.89          79,459        2.00             (0.04)               2.15            88
Year Ended 7/31/2003          15.47        33.93          20,647        2.00              1.20                4.60            76
CLASS B
Year Ended 7/31/2007         $35.46        35.47%        $67,668        2.28%             (0.46)%             2.28%           61%
Year Ended 7/31/2006          28.41        22.79          35,977        2.34              (0.41)              2.34            64
Year Ended 7/31/2005          24.71        33.54          26,964        2.75              (0.67)              2.48            51
Year Ended 7/31/2004          20.57        40.92          15,246        2.75              (1.06)              2.90            88
Year Ended 7/31/2003          15.30        32.83           9,420        2.75               0.16               5.35            76
CLASS C
Year Ended 7/31/2007         $35.46        35.52%       $346,856        2.28%             (0.31)%             2.28%           61%
Year Ended 7/31/2006          28.40        22.80         110,465        2.34              (0.39)              2.34            64
Year Ended 7/31/2005          24.70        33.48          74,207        2.75              (0.62)              2.48            51
Year Ended 7/31/2004          20.57        40.92          38,684        2.75              (1.02)              2.90            88
Year Ended 7/31/2003          15.30        32.94          22,285        2.75               0.24               5.35            76

GLOBAL EQUITY INCOME
CLASS A
Period Ended 7/31/2007 (a)   $10.65        10.68%        $94,377        1.40%             11.36%              1.85%          100%
CLASS C
Period Ended 7/31/2007 (a)   $10.62        10.11%        $73,070        2.15%             10.64%              2.60%          100%

GLOBAL OPPORTUNITIES
CLASS A
Period Ended 7/31/2007 (a)   $11.41        14.10%         $4,052        1.95%              0.15%             13.40%           40%
CLASS C
Period Ended 7/31/2007 (a)   $11.53        15.30%         $2,530        2.70%             (0.66)%            14.15%           40%

(a) The Henderson Global Equity Income and Global Opportunities Fund commenced operations on November 30, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.

                       See Notes to Financial Statements.


                                  62-63 spread

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2007          $12.19     (0.17)(a)         4.41             4.24            0.00          0.00           0.00
Year Ended 7/31/2006           11.68     (0.19)(a)         0.87             0.68            0.00         (0.17)         (0.17)
Year Ended 7/31/2005           10.54     (0.14)(a)         1.91             1.77            0.00         (0.63)         (0.63)
Year Ended 7/31/2004            9.56     (0.20)(a)         1.18             0.98            0.00          0.00           0.00
Year Ended 7/31/2003            7.36     (0.13)(a)         2.41             2.28           (0.08)         0.00          (0.08)

CLASS B
Year Ended 7/31/2007          $11.79     (0.26)(a)         4.24             3.98            0.00          0.00           0.00
Year Ended 7/31/2006           11.39     (0.28)(a)         0.85             0.57            0.00         (0.17)         (0.17)
Year Ended 7/31/2005           10.36     (0.21)(a)         1.87             1.66            0.00         (0.63)         (0.63)
Year Ended 7/31/2004            9.48     (0.27)(a)         1.15             0.88            0.00          0.00           0.00
Year Ended 7/31/2003            7.31     (0.18)(a)         2.43             2.25           (0.08)         0.00          (0.08)

CLASS C
Year Ended 7/31/2007          $11.76     (0.26)(a)         4.23             3.97            0.00          0.00           0.00
Year Ended 7/31/2006           11.35     (0.28)(a)         0.86             0.58            0.00         (0.17)         (0.17)
Year Ended 7/31/2005           10.34     (0.21)(a)         1.85             1.64            0.00         (0.63)         (0.63)
Year Ended 7/31/2004            9.45     (0.27)(a)         1.16             0.89            0.00          0.00           0.00
Year Ended 7/31/2003            7.31     (0.18)(a)         2.40             2.22           (0.08)         0.00          (0.08)
                                                                                RATIOS TO AVERAGE NET ASSETS:
                                                                    ----------------------------------------------------
                                                                                                      ANNUALIZED RATIO OF
                                                                    ANNUALIZED        ANNUALIZED      OPERATING EXPENSES
                                                                     RATIO OF          RATIO OF         TO AVERAGE NET
                        NET ASSET                    NET ASSETS,     OPERATING      NET INVESTMENT      ASSETS WITHOUT
                         VALUE,                        END OF       EXPENSES TO     INCOME/(LOSS)       WAIVERS AND/OR     PORTFOLIO
                         END OF          TOTAL         PERIOD        AVERAGE          TO AVERAGE           EXPENSES        TURNOVER
                       THE PERIOD     RETURN (b)        (000)       NET ASSETS        NET ASSETS           REIMBURSED        RATE
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2007      $16.43        34.78%         $60,329         1.87%             (1.14)%               1.87%          129%
Year Ended 7/31/2006       12.19         5.83           24,685         1.99              (1.41)                2.50           159
Year Ended 7/31/2005       11.68        16.90            3,331         2.00              (1.26)                6.58           164
Year Ended 7/31/2004       10.54        10.25            1,371         2.00              (1.75)                7.01           234
Year Ended 7/31/2003        9.56        31.38              409         2.00              (1.74)               22.78           238

CLASS B
Year Ended 7/31/2007      $15.77        33.76%          $2,621         2.62%             (1.89)%               2.62%          129%
Year Ended 7/31/2006       11.79         5.01            1,187         2.74              (2.20)                3.25           159
Year Ended 7/31/2005       11.39        16.10              906         2.75              (1.92)                7.33           164
Year Ended 7/31/2004       10.36         9.28              794         2.75              (2.45)                7.76           234
Year Ended 7/31/2003        9.48        31.10              816         2.75              (2.48)               23.53           238

CLASS C
Year Ended 7/31/2007      $15.73        33.76%         $25,536         2.62%             (1.89)%               2.62%          129%
Year Ended 7/31/2006       11.76         5.11           10,752         2.74              (2.15)                3.25           159
Year Ended 7/31/2005       11.35        15.93            1,356         2.75              (1.96)                7.33           164
Year Ended 7/31/2004       10.34         9.42              957         2.75              (2.47)                7.76           234
Year Ended 7/31/2003        9.45        30.69              456         2.75              (2.50)               23.53           238

(a) Per share data was calculated using average shares outstanding during the period.

(b) Non-annualized total return for the period excluding any applicable sale charge.


                       See Notes to Financial Statements.

                                  64-65 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2007          $21.52       0.02 (b)         6.43             6.45         (0.04)        (1.02)        (1.06)
Year Ended 7/31/2006           17.77       0.14 (b)         4.36             4.50          0.00         (0.75)        (0.75)
Year Ended 7/31/2005           14.94       0.00 (b),(*)     3.08             3.08          0.00         (0.25)        (0.25)
Year Ended 7/31/2004           11.99      (0.10)(b)         3.22             3.12          0.00         (0.17)        (0.17)
Year Ended 7/31/2003           10.51       0.00 (b),(*)     1.55             1.55         (0.07)         0.00         (0.07)

CLASS B
Year Ended 7/31/2007          $20.82      (0.17)(b)         6.22             6.05          0.00         (1.02)        (1.02)
Year Ended 7/31/2006           17.35      (0.03)(b)         4.25             4.22          0.00         (0.75)        (0.75)
Year Ended 7/31/2005           14.70      (0.14)(b)         3.04             2.90          0.00         (0.25)        (0.25)
Year Ended 7/31/2004           11.88      (0.22)(b)         3.21             2.99          0.00         (0.17)        (0.17)
Year Ended 7/31/2003           10.44      (0.12)(b)         1.59             1.47         (0.03)         0.00         (0.03)

CLASS C
Year Ended 7/31/2007          $20.81      (0.16)(b)         6.20             6.04          0.00         (1.02)        (1.02)
Year Ended 7/31/2006           17.33      (0.01)(b)         4.24             4.23          0.00         (0.75)        (0.75)
Year Ended 7/31/2005           14.68      (0.13)(b)         3.03             2.90          0.00         (0.25)        (0.25)
Year Ended 7/31/2004           11.88      (0.22)(b)         3.19             2.97          0.00         (0.17)        (0.17)
Year Ended 7/31/2003           10.44      (0.12)(b)         1.59             1.47         (0.03)         0.00         (0.03)

CLASS R
Year Ended 7/31/2007          $21.46       0.01 (b)         6.38             6.39         (0.05)        (1.02)        (1.07)
Period Ended 7/31/2006 (a)     19.07       0.09 (b)         3.05             3.14          0.00         (0.75)        (0.75)

JAPAN-ASIA FOCUS FUND
CLASS A
Year Ended 7/31/2007           $9.65      (0.05)(b)         0.53             0.48          0.00          0.00          0.00
Period Ended 7/31/2006 (a)     10.00      (0.03)(b)        (0.32)           (0.35)         0.00          0.00          0.00

CLASS C
Year Ended 7/31/2007           $9.62      (0.12)(b)         0.53             0.41          0.00          0.00          0.00
Period Ended 7/31/2006 (a)     10.00      (0.07)(b)        (0.31)           (0.38)         0.00          0.00          0.00
                                                                                   RATIOS TO AVERAGE NET ASSETS:
                                                                       ---------------------------------------------------
                                                                                                       ANNUALIZED RATIO OF
                                                                       ANNUALIZED        ANNUALIZED    OPERATING EXPENSES
                                                                        RATIO OF          RATIO OF       TO AVERAGE NET
                            NET ASSET                   NET ASSETS,     OPERATING      NET INVESTMENT    ASSETS WITHOUT
                             VALUE,                       END OF       EXPENSES TO     INCOME/(LOSS)     WAIVERS AND/OR    PORTFOLIO
                             END OF         TOTAL         PERIOD        AVERAGE          TO AVERAGE         EXPENSES       TURNOVER
                           THE PERIOD     RETURN (c)       (000)       NET ASSETS        NET ASSETS        REIMBURSED        RATE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2007        $26.91          30.69%      $2,166,598        1.56%              0.07%            1.56%           79%
Year Ended 7/31/2006         21.52          25.98        1,007,241        1.66               0.68             1.66           100
Year Ended 7/31/2005         17.77          20.77          332,370        2.00              (0.01)            1.84            79
Year Ended 7/31/2004         14.94          26.15          104,255        2.00              (0.68)            2.21           132
Year Ended 7/31/2003         11.99          14.84            8,371        2.00               0.01             7.21           190

CLASS B
Year Ended 7/31/2007        $25.85          29.75%        $130,558        2.31%             (0.71)%           2.31%           79%
Year Ended 7/31/2006         20.82          24.97           77,695        2.41              (0.16)            2.41           100
Year Ended 7/31/2005         17.35          19.87           37,291        2.75              (0.84)            2.59            79
Year Ended 7/31/2004         14.70          25.29           16,559        2.75              (1.52)            2.96           132
Year Ended 7/31/2003         11.88          14.10            3,888        2.75              (1.13)            7.96           190

CLASS C
Year Ended 7/31/2007        $25.83          29.72%      $1,073,481        2.31%             (0.67)%           2.31%           79%
Year Ended 7/31/2006         20.81          25.06          497,402        2.41              (0.05)            2.41           100
Year Ended 7/31/2005         17.33          19.90          161,712        2.75              (0.80)            2.59            79
Year Ended 7/31/2004         14.68          25.12           63,396        2.75              (1.46)            2.96           132
Year Ended 7/31/2003         11.88          14.12            7,560        2.75              (1.14)            7.96           190

CLASS R
Year Ended 7/31/2007        $26.78          30.52%            $903        1.81%              0.04%            1.81%           79%
Period Ended 7/31/2006 (a)   21.46          17.07              131        1.91               0.54             1.91           100

JAPAN-ASIA FOCUS FUND
CLASS A
Year Ended 7/31/2007        $10.13           4.97%         $61,316        1.83%             (0.47)%           1.84%           61%
Period Ended 7/31/2006 (a)    9.65          (3.50)          39,381        2.00              (0.63)            2.40            29

CLASS C
Year Ended 7/31/2007        $10.03           4.26%         $36,496        2.58%             (1.23)%           2.59%           61%
Period Ended 7/31/2006 (a)    9.62          (3.80)          18,508        2.75              (1.37)            3.15            29

(a) The Henderson International Opportunities Fund Class R commenced operations on September 30, 2005. The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.

(*)  Amount represents less than $0.01.

                       See Notes to Financial Statements.


                                  66-67 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
US FOCUS FUND
CLASS A
Year Ended 7/31/2007          $10.35     (0.05)(b)          2.32            2.27            0.00        (0.63)         (0.63)
Year Ended 7/31/2006           10.93     (0.13)(b)         (0.38)          (0.51)           0.00        (0.07)         (0.07)
Year Ended 7/31/2005            9.69     (0.12)(b)          1.41            1.29           (0.05)        0.00          (0.05)
Period Ended 7/31/2004 (a)     10.00     (0.04)(b)         (0.27)          (0.31)           0.00         0.00           0.00

CLASS B
Year Ended 7/31/2007          $10.20     (0.13)(b)          2.28            2.15            0.00        (0.63)         (0.63)
Year Ended 7/31/2006           10.85     (0.21)(b)         (0.37)          (0.58)           0.00        (0.07)         (0.07)
Year Ended 7/31/2005            9.67     (0.19)(b)          1.39            1.20           (0.02)        0.00          (0.02)
Period Ended 7/31/2004 (a)     10.00     (0.05)(b)         (0.28)          (0.33)           0.00         0.00           0.00

CLASS C
Year Ended 7/31/2007          $10.20     (0.14)(b)          2.29            2.15            0.00        (0.63)         (0.63)
Year Ended 7/31/2006           10.85     (0.21)(b)         (0.37)          (0.58)           0.00        (0.07)         (0.07)
Year Ended 7/31/2005            9.67     (0.20)(b)          1.40            1.20           (0.02)        0.00          (0.02)
Period Ended 7/31/2004 (a)     10.00     (0.05)(b)         (0.28)          (0.33)           0.00         0.00           0.00

WORLDWIDE INCOME FUND
CLASS A
Year Ended 7/31/2007          $10.78      0.66 (b)          0.08            0.74           (0.65)        0.00          (0.65)
Year Ended 7/31/2006           11.03      0.71 (b)         (0.22)           0.49           (0.74)        0.00          (0.74)
Year Ended 7/31/2005           10.73      0.66 (b)          0.40            1.06           (0.72)       (0.04)         (0.76)
Period Ended 7/31/2004 (a)     10.00      0.54 (b)          0.73            1.27           (0.54)        0.00          (0.54)

CLASS B
Year Ended 7/31/2007          $10.76      0.57 (b)          0.07            0.64           (0.56)        0.00          (0.56)
Year Ended 7/31/2006           11.00      0.62 (b)         (0.20)           0.42           (0.66)        0.00          (0.66)
Year Ended 7/31/2005           10.72      0.58 (b)          0.38            0.96           (0.64)       (0.04)         (0.68)
Period Ended 7/31/2004 (a)     10.00      0.47 (b)          0.73            1.20           (0.48)        0.00          (0.48)

CLASS C
Year Ended 7/31/2007          $10.78      0.57 (b)          0.07            0.64           (0.56)        0.00          (0.56)
Year Ended 7/31/2006           11.02      0.63 (b)         (0.21)           0.42           (0.66)        0.00          (0.66)
Year Ended 7/31/2005           10.73      0.58 (b)          0.39            0.97           (0.64)       (0.04)         (0.68)
Period Ended 7/31/2004 (a)     10.00      0.46 (b)          0.75            1.21           (0.48)        0.00          (0.48)

                                                                                  RATIOS TO AVERAGE NET ASSETS:
                                                                     --------------------------------------------------
                                                                                                    ANNUALIZED RATIO OF
                                                                     ANNUALIZED      ANNUALIZED     OPERATING EXPENSES
                                                                      RATIO OF        RATIO OF        TO AVERAGE NET
                             NET ASSET                 NET ASSETS,    OPERATING    NET INVESTMENT     ASSETS WITHOUT
                              VALUE,                     END OF      EXPENSES TO   INCOME/(LOSS)      WAIVERS AND/OR      PORTFOLIO
                              END OF       TOTAL         PERIOD       AVERAGE        TO AVERAGE          EXPENSES         TURNOVER
                            THE PERIOD    RETURN (c)     (000)      NET ASSETS      NET ASSETS         REIMBURSED          RATE
-----------------------------------------------------------------------------------------------------------------------------------
US FOCUS FUND
CLASS A
Year Ended 7/31/2007          $11.99        22.55%       $9,328         1.95%           (0.45)%              2.95%          167%
Year Ended 7/31/2006           10.35        (4.69)       10,991         2.00            (1.18)               2.45            98
Year Ended 7/31/2005           10.93        13.34        14,752         2.00            (1.19)               3.37            80
Period Ended 7/31/2004 (a)      9.69        (3.10)        1,467         2.00            (1.41)              22.58            11

CLASS B
Year Ended 7/31/2007          $11.72        21.67%         $998         2.70%           (1.23)%              3.70%          167%
Year Ended 7/31/2006           10.20        (5.38)        1,292         2.75            (1.92)               3.20            98
Year Ended 7/31/2005           10.85        12.46         3,002         2.75            (1.84)               4.12            80
Period Ended 7/31/2004 (a)      9.67        (3.30)        1,483         2.75            (2.21)              23.32            11

CLASS C
Year Ended 7/31/2007          $11.72        21.67%       $2,789         2.70%           (1.21)%              3.70%          167%
Year Ended 7/31/2006           10.20        (5.38)        3,065         2.75            (1.93)               3.20            98
Year Ended 7/31/2005           10.85        12.46         3,849         2.75            (1.95)               4.12            80
Period Ended 7/31/2004 (a)      9.67        (3.30)          356         2.75            (2.21)              23.32            11

WORLDWIDE INCOME FUND
CLASS A
Year Ended 7/31/2007          $10.87         6.71%      $39,470         1.30%            5.89%               1.77%           73%
Year Ended 7/31/2006           10.78         4.70        17,927         1.30             6.51                1.93           161
Year Ended 7/31/2005           11.03        10.07        16,375         1.30             5.98                2.08           137
Period Ended 7/31/2004 (a)     10.73        12.81         7,628         1.30             5.89                3.49           327

CLASS B
Year Ended 7/31/2007          $10.84         5.93%       $5,003         2.05%            5.17%               2.52%           73%
Year Ended 7/31/2006           10.76         3.93         5,210         2.05             5.77                2.68           161
Year Ended 7/31/2005           11.00         9.07         4,751         2.05             5.23                2.83           137
Period Ended 7/31/2004 (a)     10.72        12.08         3,344         2.05             5.29                4.24           327

CLASS C
Year Ended 7/31/2007          $10.86         5.92%      $29,752         2.05%            5.11%               2.52%           73%
Year Ended 7/31/2006           10.78         3.92        13,150         2.05             5.78                2.68           161
Year Ended 7/31/2005           11.02         9.16        13,580         2.05             5.23                2.83           137
Period Ended 7/31/2004 (a)     10.73        12.18         8,047         2.05             5.26                4.24           327

(a) The Henderson US Focus Fund commenced operations on April 30, 2004. The Henderson Worldwide Income Fund commenced operations on September 30, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.


                       See Notes to Financial Statements.

                                  68-69 spread

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS



NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among eight series. Henderson European Focus Fund ("European Focus"), Henderson Global Equity Income Fund ("Global Equity Income"), Henderson Global Opportunities Fund ("Global Opportunities"), Henderson Global Technology Fund ("Global Technology"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Japan-Asia Focus Fund ("Japan-Asia Focus"), Henderson US Focus Fund ("US Focus") (formerly Henderson U.S. Core Growth Fund) and Henderson Worldwide Income Fund ("Worldwide Income") collectively (the "Funds") are each a separate series of the Trust. Each of the Funds are diversified, except Global Equity Income, Global Opportunities and Japan-Asia Focus, which are non-diversified. Each of the Funds except Global Equity Income, Global Opportunities and Japan-Asia Focus, offer Class A shares, Class B shares and Class C shares. Global Equity Income, Global Opportunities and Japan-Asia Focus offer Class A shares and Class C Shares. Class A shares generally provide for a front-end sales charge, and Class B shares and Class C shares provide for a contingent deferred sales charge. International Opportunities also offers Class R shares which are not subject to a front-end or contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS


included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-US dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation is reflected as Forward foreign currency contracts in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The following Fund held the following open forward foreign currency contracts at July 31, 2007:

                      LOCAL
            VALUE     AMOUNT     CURRENT      UNREALIZED
             DATE    (000'S)        VALUE   APPRECIATION
--------------------------------------------------------
WORLDWIDE INCOME
--------------------------------------------------------
British
Pound
Short     8/20/07      2,409   $4,890,545        $39,694
--------------------------------------------------------
Euro
Short     8/20/07     10,973   15,023,091        102,010
========================================================

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings. The Funds did not hold any repurchase agreements at July 31, 2007.

SECURITIES LOANS

The Funds may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The Funds receive a fee from the borrower or retain all or a portion of the interest received on investment of the cash collateral. Income earned from securities lending is reflected as Net securities lending income on the Statement of

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS


Operations. The Funds may call such loans in order to sell the securities involved. During the year ended July 31, 2007, International Opportunities transacted in securities lending.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Global Equity Income, Global Opportunities and Japan-Asia Focus have been deferred in conformity with United States generally accepted accounting principles and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

At July 31, 2007, Worldwide Income had $688,147 accumulated capital loss carryforward, of which, for tax purposes $341,836 expires July 31, 2014 and $346,311 expires July 31, 2015.

At July 31, 2006, the following funds deferred post-October losses which were recognized on August 1, 2006:

                            CURRENCY LOSS    CAPITAL LOSS
                                 DEFERRED        DEFERRED
---------------------------------------------------------
Global Technology                 $42,881      $1,229,093
Worldwide Income                   89,942         178,335
=========================================================

At July 31, 2007, the following funds deferred post-October losses which will be recognized on the first day of the following year:

                            CURRENCY LOSS    CAPITAL LOSS
                                 DEFERRED        DEFERRED
---------------------------------------------------------
International Opportunities    $4,338,523             $--
Japan-Asia Focus                   68,559              --
US Focus                            5,303              --
Worldwide Income                       --          59,351
=========================================================


On July 13th, 2006, the Financial Accounting Standards Board ("FASB") released interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Funds' NAV calculation in the first required financial statement reporting period. As a result, the Funds will adopt FIN 48 in its semi annual report on January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2007, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

                                 ACCUMULATED
                               UNDISTRIBUTED     ACCUMULATED
                    PAID-IN   NET INVESTMENT    NET REALIZED
                    CAPITAL     INCOME/(LOSS)     GAIN/(LOSS)
-------------------------------------------------------------
European Focus         $163      $(2,014,667)     $2,014,504
Global
 Equity Income      (62,835)        (205,545)        268,380
Global
 Opportunities      (43,538)          40,305           3,233
Global Technology       163          845,032        (845,195)
International
 Opportunities          163        1,927,185      (1,927,348)
Japan-Asia Focus    (44,974)         660,687        (615,713)
US Focus              2,321           84,964         (87,285)
Worldwide
 Income               4,823          328,098        (332,921)
=============================================================

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS


These reclassifications relate to the deductibility of certain expenses and the character of realized gain/losses on foreign currency transactions and PFIC transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid by the following Funds during the year ended July 31, 2007 and July 31, 2006 were as follows:

YEAR ENDED                       ORDINARY        LONG TERM
JULY 31, 2007                      INCOME    CAPITAL GAINS
----------------------------------------------------------
European Focus                $22,099,995      $31,830,617
Global Equity Income            5,020,630               --
International Opportunities    49,724,872       42,043,765
US Focus                          153,245          611,123
Worldwide Income                2,751,767               --
==========================================================

YEAR ENDED                       ORDINARY        LONG TERM
JULY 31, 2006                      INCOME    CAPITAL GAINS
----------------------------------------------------------
European Focus                 $9,939,146      $10,562,352
Global Technology                      --          131,556
International Opportunities    15,982,117       13,925,399
US Focus                               --          146,270
Worldwide Income                2,177,715               --
==========================================================

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

              UNDISTRIBUTED  UNDISTRIBUTED      UNREALIZED
                   ORDINARY      LONG TERM    APPRECIATION
                     INCOME   CAPITAL GAIN   (DEPRECIATION)
-----------------------------------------------------------
European
 Focus          $72,374,682    $43,699,507    $174,617,542
-----------------------------------------------------------
Global
 Equity Income      945,239             --      (3,070,872)
-----------------------------------------------------------
Global
 Opportunities      105,310             --         208,370
-----------------------------------------------------------
Global
 Technology         875,040        609,461      12,639,747
-----------------------------------------------------------
International
 Opportunities  200,586,422     44,238,566     498,961,859
-----------------------------------------------------------
Japan-Asia
Focus             1,865,744      1,537,625      (2,531,185)
-----------------------------------------------------------
US Focus            490,515      1,188,848       1,473,722
-----------------------------------------------------------
Worldwide
 Income             559,243             --        (798,910)
===========================================================

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets (or average daily managed assets with the respect to Worldwide Income) at the following annual rates:

European Focus              First $500 million         1.00%
                            Next $1 billion            0.90%
                            Over $1.5 billion          0.85%
------------------------------------------------------------
Global Equity Income        First $500 million         0.90%
                            Next $500 million          0.80%
                            Next $500 million          0.70%
                            Over $1.5 billion          0.60%
------------------------------------------------------------
Global Opportunities        First $1 billion           1.10%
                            Next $1 billion            0.95%
                            Over $2 billion            0.85%
------------------------------------------------------------
Global Technology           First $500 million         1.00%
                            Next $500 million          0.95%
                            Over $1 billion            0.90%
------------------------------------------------------------
International Opportunities First $1 billion           1.10%
                            Next $1 billion            0.95%
                            Over $2 billion            0.85%
------------------------------------------------------------
Japan-Asia Focus            First $500 million         1.00%
                            Next $1 billion            0.90%
                            Over $1.5 billion          0.85%
------------------------------------------------------------
US Focus                    First $150 million         0.95%
                            Over $150 million          0.85%
------------------------------------------------------------
Worldwide Income1           First $500 million         0.85%
                            Next $500 million          0.75%
                            Next $500 million          0.70%
                            Over $1.5 billion          0.65%
============================================================

1 The fee for Worldwide Income is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average daily managed assets, the Adviser's fee will be higher if the Fund is leveraged.


Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities and Japan-Asia Focus, to 1.15% of average

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS


daily net assets for Global Equity, to 1.70% of average daily net assets for Global Opportunities and to 1.05% of average daily net assets for Worldwide Income. Prior to July 1, 2007 the annual expense limit, less distribution and service fee, for US Focus was 1.75%. Effective July 1, 2007 the annual expense limitation, less distribution and service fees, for US Focus was reduced to 1.15%. These agreements are effective through July 31, 2020.

Prior to July 1, 2007, under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets was as follows:

                        CLASS A     CLASS B OR C    CLASS R
-----------------------------------------------------------
European
 Focus                    2.00%         2.75%        N/A
-----------------------------------------------------------
Global Equity
 Income                   1.40          2.15         N/A
-----------------------------------------------------------
Global
 Opportunities            1.95          2.70         N/A
-----------------------------------------------------------
Global
 Technology               2.00          2.75         N/A
-----------------------------------------------------------
International
 Opportunities            2.00          2.75        2.25%
-----------------------------------------------------------
Japan-Asia
 Focus                    2.00          2.75         N/A
-----------------------------------------------------------
US Focus
 Prior to July 1, 2007    2.00          2.75         N/A
 Effective July 1, 2007   1.40          2.15         N/A
-----------------------------------------------------------
Worldwide
 Income                   1.30          2.05         N/A
===========================================================

HGINA may recover from Global Equity Income and Global Opportunities reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses is effective through November 30, 2009 for Global Equity Income and Global Opportunities. The remaining amount of potentially recoverable expenses at July 31, 2007 for Global Equity Income and Global Opportunities was $220,257 and $240,170, respectively. During the year ended July 31, 2007, the Advisor recovered previously reimbursed expenses of $12,495 from Japan-Asia Focus.

Henderson Investment Management Limited ("HIML") is the sub-adviser for European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, and Japan-Asia Focus pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

Prior to December 29, 2006 HIML received a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below:

European Focus               First $500 million         0.90%
                             Next $1 billion            0.80%
                             Over $1.5 billion          0.75%
--------------------------------------------------------------
Global Equity Income         First $500 million         0.80%
                             Next $500 million          0.70%
                             Next $500 million          0.60%
                             Over $1.5 billion          0.50%
--------------------------------------------------------------
Global Opportunities         First $1 billion           1.00%
                             Next $1 billion            0.85%
                             Over $2 billion            0.75%
--------------------------------------------------------------
Global Technology            First $500 million         0.90%
                             Next $500 million          0.85%
                             Over $1 billion            0.80%
--------------------------------------------------------------
International Opportunities  First $1 billion           1.00%
                             Next $1 billion            0.85%
                             Over $2 billion            0.75%
--------------------------------------------------------------
Japan-Asia Focus             First $500 million         0.90%
                             Next $1 billion            0.80%
                             Over $1.5 billion          0.75%
==============================================================

Effective December 29, 2006 HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below:

European Focus               First $500 million         0.45%
                             Next $1 billion            0.35%
                             Over $1.5 billion          0.30%
--------------------------------------------------------------
Global Equity Income         First $500 million         0.40%
                             Next $1 billion            0.30%
                             Next $500 million          0.25%
                             Over $2 billion            0.20%
--------------------------------------------------------------
Global Opportunities         First $1 billion           0.45%
                             Next $1 billion            0.30%
                             Over $2 billion            0.25%
--------------------------------------------------------------
Global Technology            First $500 million         0.45%
                             Next $500 million          0.40%
                             Over $1 billion            0.35%
--------------------------------------------------------------
International Opportunities  First $1 billion           0.50%
                             Next $1 billion            0.35%
                             Over $2 billion            0.25%
--------------------------------------------------------------
Japan-Asia Focus             First $500 million         0.45%
                             Next $1 billion            0.35%
                             Over $1.5 billion          0.30%
==============================================================

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS


Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services. Effective October 1, 2006, the Funds began reimbursing the Adviser for such fees with limits specified by the Board of Trustees. The fees are included in Transfer agent fees in the Statement of Operations.

The Funds bear a portion of the compensation paid to the Chief Compliance Officer of the Trust. This compensation is reflected as Chief Compliance Officer fees in the Statement of Operations.

At July 31, 2007, HGINA owned the following number of shares in the following
Funds:

                                                  SHARES
----------------------------------------------------------
Global Equity Income Class A                      23,383
Global Equity Income Class C                       2,592
Global Technology Class A                         14,179
==========================================================

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At July 31, 2007, HII owned the following number of shares in the following Funds:

                                                  SHARES
----------------------------------------------------------
European Focus Class A                               584
Global Equity Income Class A                         732
Global Opportunities Class A                      60,000
Global Opportunities Class C                       5,000
Global Technology Class A                            721
International Opportunities Class A                  793
International Opportunities Class R                1,371
US Focus Class A                                  10,780
Worldwide Income Class A                           3,282
==========================================================

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Certain officers and Trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payment to Trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees' fees and expenses in the Statement of Operations.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of .50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short term investments, for the Funds during the year ended July 31, 2007, were as follows:

                               PURCHASES           SALES
---------------------------------------------------------
European Focus            $1,069,452,759    $493,956,498
Global Equity Income         233,194,067      76,898,048
Global Opportunities           7,341,593       1,349,958
Global Technology            104,519,196      72,352,421
International
 Opportunities             2,840,610,246   1,812,383,439
Japan-Asia Focus              81,187,105      46,610,758
US Focus                      22,396,905      27,877,304
Worldwide Income              57,218,117      34,109,436
=========================================================

The U.S. federal income tax basis of the Funds' investments excluding foreign currency and foreign forward currency contracts at July 31, 2007, and the gross unrealized appreciation and depreciation, were as follows:

                                                  GLOBAL
                                 EUROPEAN         EQUITY
                                    FOCUS         INCOME
----------------------------------------------------------
Cost                       $1,227,263,768   $164,670,417
----------------------------------------------------------
Gross unrealized appreciation 211,449,093      3,081,619
----------------------------------------------------------
Gross unrealized depreciation (36,767,534)    (6,162,289)
----------------------------------------------------------
Net unrealized appreciation/
 (depreciation)               174,681,559     (3,080,670)
==========================================================

                                   GLOBAL         GLOBAL
                            OPPORTUNITIES     TECHNOLOGY
----------------------------------------------------------
Cost                           $6,305,765    $76,377,517
----------------------------------------------------------
Gross unrealized appreciation     370,987     13,632,172
----------------------------------------------------------
Gross unrealized depreciation    (162,647)      (997,233)
----------------------------------------------------------
Net unrealized appreciation       208,340     12,634,939
==========================================================

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS


                            INTERNATIONAL      JAPAN-ASIA
                            OPPORTUNITIES           FOCUS
----------------------------------------------------------
Cost                       $3,370,762,613   $100,005,234
----------------------------------------------------------
Gross unrealized appreciation 571,488,276      4,678,219
----------------------------------------------------------
Gross unrealized depreciation (72,606,608)    (7,208,536)
----------------------------------------------------------
Net unrealized appreciation/
 (depreciation)               498,881,668     (2,530,317)
==========================================================

                                                WORLDWIDE
                                 US FOCUS          INCOME
----------------------------------------------------------
Cost                          $11,500,976    $73,214,666
----------------------------------------------------------
Gross unrealized appreciation   1,633,768        760,138
----------------------------------------------------------
Gross unrealized depreciation    (160,050)    (1,565,469)
----------------------------------------------------------
Net unrealized appreciation/
 (depreciation)                 1,473,718       (805,331)
==========================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of July 31, 2007.

NOTE 7. SIGNIFICANT CONCENTRATIONS

European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income invest a substantial percentage of their assets in securities of foreign issuers. Worldwide Income may also invest a substantial percentage of its net assets in securities of emerging market countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Worldwide Income invests primarily in income producing securities with a focus on foreign investment grade debt. It may also invest in lower quality high yield securities. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. More over, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 8. BORROWING ARRANGEMENTS

Prior to June 30, 2007 the Trust had an $80 million credit facility which was entered into to facilitate portfolio liquidity. Effective June 30, 2007, the Trust increased the credit facility to $140 million. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the utilized line of credit. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed under this facility during the year ended July 31, 2007.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS


NOTE 9. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in Amount redeemed on the Statements of Changes - Capital Stock Activity. Redemptions fees during the year ended July 31, 2007 were as follows:

                                         REDEMPTION FEES
----------------------------------------------------------
European Focus                                   $26,948
Global Equity Income                               5,671
Global Opportunities                               1,177
Global Technology                                  2,115
International Opportunities                       36,070
Japan-Asia Focus                                  11,912
US Focus                                             173
Worldwide Income                                  14,291
==========================================================

NOTE 10. RECENT ACCOUNTING STANDARDS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statements on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of July 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

NOTE 11. SUBSEQUENT EVENT

Effective August 1, 2007, European Focus was closed to purchases by new investors as described in the Prospectus supplement dated May 11, 2007. This step was taken to facilitate management of the Fund's portfolio. The Fund reserves the right to re-open the Fund to new investors.

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                                       78

HENDERSON GLOBAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, Henderson Japan-Asia Focus Fund, Henderson US Focus Fund (formerly the Henderson U.S. Core Growth Fund), and Henderson Worldwide Income Fund (collectively, the "Funds"), comprising the Henderson Global Funds, as of July 31, 2007, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Henderson Global Funds at July 31, 2007, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 12, 2007

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION
                                                               (UNAUDITED)


PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2007 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling
866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

PORTFOLIO TURNOVER

The US Focus Fund experienced above average portfolio turnover during the most recent fiscal year due to a change in the portfolio management of the Fund. Effective November 30,2007, HGINA assumed complete portfolio management responsibilities of the Fund, which had previously been subadvised by an unaffiliated subadviser, Gardner Lewis Asset Management L.P. Subsequently, there was an unusually high degree of portfolio activity during the period related to this transition.

The Worldwide Income Fund experienced low portfolio turnover relative to its historical average due to a change in the Fund's portfolio management and investment strategy, which was effective May 19, 2006. Prior to the change, the Fund employed an investment strategy whereby it produced a higher level of portfolio turnover.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of Henderson Global Funds, a majority of whom are not affiliated with the Adviser or the Sub-adviser ("Independent Trustees"), oversees the management of each of the Funds and, as required by law, determines at least annually whether to continue the investment advisory agreement and the sub-advisory agreement for the respective Funds.

In connection with their most recent consideration of those agreements for the Funds (other than Global Equity Income and Global Opportunities, for which the initial term of the advisory agreements will terminate on August 30, 2008), the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the "Adviser") and the Sub-adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-adviser. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2007, based on their evaluation of the information provided by the Adviser and the Sub-advisers and other information, the Trustees determined that the overall arrangements between each Fund (other than Global Equity Income and Global Opportunities, for which the initial term of the advisory agreements will terminate on August 30, 2008) and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Sub-adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement (in the case of US Focus and Worldwide Income (the "Sub-advised Funds") for each Fund (other than Global Equity Income and Global Opportunities, for which the initial term of the advisory agreements will terminate on August 30, 2008) through August 30, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION
                                                               (UNAUDITED)


1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and (in the case of the Sub-advised Funds) the Sub-adviser, taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Sub-adviser, especially the personnel who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser and the Sub-adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services provided to each Fund by the Adviser and (in the case of the Sub-advised Funds) the Sub-adviser were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the Sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel.

2. PERFORMANCE OF THE FUNDS

The Trustees considered each Fund's investment performance over various time periods. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper"), an independent provider of investment company data. They concluded that the performance of each Fund was good to very good, except in the case of US Focus during its first two years of operation, while it was managed by an independent Sub-adviser, and that each Fund and its shareholders were benefiting from the current management of the Fund.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees examined information on the fees and other expenses paid by each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the contractual rate of management fees for each Fund before fee waivers, and the Fund's total expense ratio, were above the mean management fee rate and expense ratio of the respective peer group of funds selected by Lipper. However, they also noted that the relatively small asset size of most of the Funds contributed to their high expense ratios. Moreover, they noted that the Adviser had agreed to reduce significantly the maximum operating expense ratio for US Focus, above which the Adviser would reimburse the Fund.

The Trustees considered the methodology used by the Adviser and the Sub-adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the management fees of the Adviser and the Sub-adviser for certain affiliated funds and separate accounts and certain non-affiliated sub-advised funds (for which the Adviser or the Sub-adviser provides only portfolio management services). Although in some instances the fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser and the Sub-adviser perform significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services and that, in serving the Funds, the Adviser assumes many legal risks that it does not assume in serving its other clients. The Trustees reviewed information on the profitability of (or loss) to the Adviser and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients.

The Trustees also reviewed the financial statements of the Adviser and financial information related to its parent company and its corporate structure. In their review, the Trustees considered whether the Adviser and the Sub-adviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the Adviser's profitability with

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION
                                                               (UNAUDITED)


respect to each Fund in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and the Sub-adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser, as well as the fees paid by the Adviser to the Sub-adviser, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Sub-adviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable (in the case of US Focus, after the reduction in the maximum operating expense ratio), taking into account the size of the Fund, the quality of services provided by the Adviser and (in the case of the Sub-advised Funds) the Sub-adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

4. ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that the contractual management fee rates of the Funds were above the respective mean management fee rates of the Funds' respective peer groups selected by Lipper; but, by virtue of the expense limitations, the Adviser is subsidizing most Funds because they have not reached adequate scale. The Trustees also noted that the advisory agreement included breakpoints in the fee schedule for each Fund, thereby sharing more economies of scale with each Fund if the assets of the Fund increase significantly. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that those rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

5. OTHER BENEFITS TO THE ADVISER

The Trustees also considered benefits that accrue to the Adviser and the Sub-adviser from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Fund and/or other clients. The Trustees concluded that the use by the Adviser and the Sub-adviser of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and was likely to benefit the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and (in the case of the Sub-advised Funds) sub-advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended July 31, 2007. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2008, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 853 of the Internal Revenue Code, the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2007 as follow:

                            FOREIGN             FOREIGN
                          TAXES PAID       SOURCE INCOME
----------------------------------------------------------
European Focus            $1,343,270         $15,386,302
----------------------------------------------------------
Global Equity Income         439,975           6,632,938
----------------------------------------------------------
International
 Opportunities             3,528,109          36,960,929
----------------------------------------------------------
Worldwide Income              36,035             517,460
==========================================================


Under Section 854 (b)(2) of the Internal Revenue Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2007 as follows:

----------------------------------------------------------
European Focus                               $14,765,323
----------------------------------------------------------
Global Equity Income                           5,535,001
----------------------------------------------------------
Global Opportunities                              38,098
----------------------------------------------------------
Global Technology                                235,542
----------------------------------------------------------
International Opportunities                   27,978,830
----------------------------------------------------------
Japan-Asia Focus                                 951,823
----------------------------------------------------------
US Focus                                         194,700
----------------------------------------------------------
Worldwide Income                                 424,940
==========================================================

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION
                                                               (UNAUDITED)

The funds designate long term capital gains for the fiscal year ended July 31, 2007 as follows:

European Focus                               $31,830,617
----------------------------------------------------------
International Opportunities                   42,043,765
----------------------------------------------------------
US Focus                                         611,123
==========================================================


SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2007.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses paid during period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reimbursement by the investment advisor. The annualized expense ratios used in the example are as follows:

                     CLASS A    CLASS B   CLASS C   CLASS R
-----------------------------------------------------------
European Focus         1.51%     2.26%     2.26%      N/A
-----------------------------------------------------------
Global Equity
 Income                1.40       N/A      2.15       N/A
-----------------------------------------------------------
Global
 Opportunities         1.95       N/A      2.70       N/A
-----------------------------------------------------------
Global
 Technology            1.81      2.56      2.56       N/A
-----------------------------------------------------------
International
 Opportunities         1.54      2.29      2.29     1.79%
-----------------------------------------------------------
Japan-Asia
 Focus                 1.74       N/A      2.49       N/A
-----------------------------------------------------------
US Focus               1.95      2.70      2.70       N/A
-----------------------------------------------------------
Worldwide
 Income                1.30      2.05      2.05       N/A
===========================================================

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 5, 7, 9, 11, 13, 15 and 17. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION
                                                               (UNAUDITED)

TABLE 1

                     BEGINNING        ENDING
                       ACCOUNT       ACCOUNT       EXPENSES
                         VALUE         VALUE           PAID
                   FEBRUARY 1,      JULY 31,         DURING
ACTUAL                    2007          2007     THE PERIOD*
------------------------------------------------------------
European Focus
Class A              $1,000.00     $1,100.10          $7.86
Class B               1,000.00      1,095.80          11.75
Class C               1,000.00      1.095.80          11.75
------------------------------------------------------------
Global Equity Income
Class A               1,000.00      1,074.60           7.20
Class C               1,000.00      1,070.10          11.04
------------------------------------------------------------
Global Opportunities
Class A               1,000.00      1,094.00          10.12
Class C               1,000.00      1,106.50          14.10
------------------------------------------------------------
Global Technology
Class A               1,000.00      1,147.30           9.61
Class B               1,000.00      1,142.80          13.58
Class C               1,000.00      1,142.30          13.58
------------------------------------------------------------
International Opportunities
Class A               1,000.00      1,129.70           8.15
Class B               1,000.00      1,125.90          12.09
Class C               1,000.00      1,125.50          12.09
Class R               1,000.00      1,129.00           9.47
------------------------------------------------------------
Japan-Asia Focus
Class A               1,000.00      1,014.00           8.69
Class C               1,000.00      1,011.10          12.42
------------------------------------------------------------
US Focus
Class A               1,000.00      1,084.10          10.08
Class B               1,000.00      1,080.20          13.93
Class C               1,000.00      1,080.20          13.93
------------------------------------------------------------
Worldwide Income
Class A               1,000.00      1,001.30           6.45
Class B               1,000.00        996.70          10.15
Class C               1,000.00        996.70          10.15
============================================================

TABLE 2

                     BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT       ACCOUNT        EXPENSES
(ASSUMING A              VALUE         VALUE            PAID
5% RETURN          FEBRUARY 1,      JULY 31,          DURING
BEFORE EXPENSES)          2007          2007      THE PERIOD*
-------------------------------------------------------------
European Focus
Class A              $1,000.00    $ 1,017.51         $ 7.56
Class B               1,000.00      1,013.79          11.29
Class C               1,000.00      1,013.79          11.29
-------------------------------------------------------------
Global Equity Income
Class A               1,000.00      1,018.06           7.01
Class C               1,000.00      1,014.34          10.74
-------------------------------------------------------------
Global Opportunities
Class A               1,000.00      1,015.33           9.74
Class C               1,000.00      1,011.61          13.47
-------------------------------------------------------------
Global Technology
Class A               1,000.00      1,016.05           9.03
Class B               1,000.00      1,012.33          12.75
Class C               1,000.00      1,012.33          12.75
-------------------------------------------------------------
International Opportunities
Class A               1,000.00      1,017.34           7.72
Class B               1,000.00      1,013.62          11.45
Class C               1,000.00      1,013.62          11.45
Class R               1,000.00      1,016.10           8.97
-------------------------------------------------------------
Japan-Asia Focus
Class A               1,000.00      1,016.37           8.70
Class C               1,000.00      1,012.65          12.43
-------------------------------------------------------------
US Focus
Class A               1,000.00      1,015.33           9.74
Class B               1,000.00      1,011.61          13.47
Class C               1,000.00      1,011.61          13.47
-------------------------------------------------------------
Worldwide Income
Class A               1,000.00      1,018.55           6.51
Class B               1,000.00      1,014.83          10.24
Class C               1,000.00      1,014.83          10.24
=============================================================

* Expenses are equal to the Funds' Class A, Class B, Class C and Class R shares annualized net expense ratio multiplied by the average account value over the period multiplied by 181 days in the period and divided by 365 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)

                           POSITION(S)     TERM OF                                                        OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
   AGE1                    THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   C . Gary Gerst, 68      Chairman        Since 2001      President, KCI Inc. (private s-corporation     Director, Florida Office
                           and Trustee                     investing in non-public investments.)          Property Company Inc.
                                                                                                          (real estate
                                                                                                          investment fund).

   Roland C. Baker, 68     Trustee         Since 2001      Consultant to financial services industry.     Director, Quanta
                                                                                                          Capital Holdings, Inc.
                                                                                                          (provider of property
                                                                                                          and casualty reinsur-
                                                                                                          ance); Director, North
                                                                                                          American Company for
                                                                                                          Life and Health
                                                                                                          Insurance (a provider of
                                                                                                          life insurance, health
                                                                                                          insurance and annu-
                                                                                                          ities); Director, Golden
                                                                                                          State Mutual Life
                                                                                                          Insurance Co. (provider
                                                                                                          of life insurance and
                                                                                                          annuities to African
                                                                                                          Americans); Trustee,
                                                                                                          Scottish Widows
                                                                                                          Investment Partnership
                                                                                                          Trust.

   Faris F. Chesley, 68    Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LLC,     None
                                                           since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                           (a financial services company), 1998-2001.

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Charles H.              Trustee         Since 2001      Managing Director, Henderson Global            None
   Wurtzebach4, 58                                         Investors (North America) Inc. ("HGINA").

   Sean M. Dranfield4, 41  Trustee and     Since 2001      Director, North American Retail Distribution,  None
                           President                       HGINA; Executive Director, North American
                                                           Business Development, Henderson
                                                           Investment Management Limited.

   Kenneth A. Kalina, 47   Chief           Since 2005      Chief Compliance Officer, HGINA, 2005; Chief   N/A
                           Compliance                      Compliance Officer, Columbia Wanger Asset
                           Officer                         Management, L.P., 2004-2005; Compliance
                                                           Officer, Treasurer and Chief Financial Officer
                                                           Columbia Wanger Asset Management, L.P.,
                                                           2000-2005; Assistant Treasurer, Columbia
                                                           Acorn Trust and Wanger Advisors Trust,
                                                           1995-2005.

   Alanna N. Palmer, 32    Vice President  Since 2002      Director, Retail Marketing and Product         N/A
                                                           Management, HGINA, since 2006 and
                                                           Associate Director, Head of Marketing and
                                                           Products Management, HGINA, 2003-2006;
                                                           and Product Manager 2001-2003.

   Scott E. Volk, 36       Vice President  Since 2001      Director, Retail Finance and Operations,       N/A
                                                           HGINA.

   Karen Buiter, 42        Treasurer       Since 2004      Operations Manager, HGINA, since 2004;         N/A
                                                           Assistant Controller, Code Hennessey &
                                                           Simmons, 2002-2004.


                                       86

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)
                           POSITION(S)     TERM OF                                                        OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
   AGE1                    THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Christopher K.          Secretary       Since 2004      Legal Counsel, HGINA, since 2004; Attorney,    N/A
   Yarbrough, 32                                           Bell, Boyd & Lloyd LLC, 2000-2004.

   Richard J.              Assistant       Since 2007      Assistant Treasurer, HGINA, since 2007;        N/A
   Mitchell, 44            Treasurer                       Assistant Treasurer, Bank of New York,
                                                           2006-2007; Supervisor, The BISYS Group;
                                                           2002-2006.

1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2007.

2.   Currently, all Trustees oversee all eight series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Karen Buiter, Treasurer
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Richard J. Mitchell, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
           www.hendersonglobalinvestors.com


The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

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                                       89

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                                       90

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

    This notice describes the privacy practices followed by Henderson Global Funds.
    Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.
    In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.
    In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.
    Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.
    For questions concerning this policy, please contact us by writing to:
Alanna Palmer, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (September, 2007)

Item 2.  Code of Ethics.

(a) Henderson Global Funds (the "Trust" or the "registrant") has adopted a Code of Ethics that applies to the Trust's principal executive officer and principal financial officer (the "Code").

(b)  No disclosures are required by this Item 2(b).

(c) There have been no amendments to the Code during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Trust has determined that it has three audit committee financial experts serving on the Trust's Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

     (2) The names of the audit committee financial experts are:

                           Roland C. Baker
                           Faris F. Chesley
                           C. Gary Gerst

         Each audit committee financial expert has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees - $180,100 and $140,500 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years.

(b) Audit Related Fees - There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - $39,200 and $27,000 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation. These services consisted of the principal accountant reviewing the registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consults regarding the tax consequences of specific investments.

$38,700 and $0 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph
(e)(1) of this Item 4.

(d) All Other Fees - There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) - (c) of this
Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)      Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the "Adviser"), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement. Pre-approval of non-audit services is not required, if: (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"): (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2)      None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of
Item 4.

(f)      No disclosures are required by this Item 4(f).

(g) $77,900 and $27,000 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $292,298 and $185,070 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the Adviser.

(h) The registrant's Audit Committee has determined that the non-audit services E&Y has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR. Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)   Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 28, 2007

By:      /s/ Karen Buiter
         ----------------
         Karen Buiter
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    September 28, 2007